UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07685

                             Frontegra Funds, Inc.
               (Exact name of registrant as specified in charter)

                                400 Skokie Blvd.
                                   Suite 500
                           Northbrook, Illinois 60062
              (Address of principal executive offices) (Zip code)

                             William D. Forsyth III
                          400 Skokie Blvd., Suite 500
                           Northbrook, Illinois 60062
                    (Name and address of agent for service)

                                 (847) 509-9860
               Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2006

Date of reporting period:  December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                             (FRONTEGRA FUNDS LOGO)

                               SEMI-ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                      Frontegra Investment Grade Bond Fund
                      Frontegra IronBridge Small Cap Fund
                         Frontegra IronBridge SMID Fund
                  Frontegra New Star International Equity Fund
                     Frontegra Netols Small Cap Value Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.
                               December 31, 2005

TABLE OF CONTENTS

SHAREHOLDER LETTER                                                           1

EXPENSE EXAMPLE                                                              2

ALLOCATION OF PORTFOLIO HOLDINGS                                             5

FRONTEGRA TOTAL RETURN BOND FUND

FRONTEGRA INVESTMENT GRADE BOND FUND
   Report from Reams Asset Management Company, LLC                           8
   Investment Highlights                                                    10
   Schedule of Investments                                                  11
   Schedule of Swap Contracts Sold                                          23
   Statement of Assets and Liabilities                                      24
   Statement of Operations                                                  25
   Statements of Changes in Net Assets                                      26
   Financial Highlights                                                     27
   Investment Highlights                                                    28
   Schedule of Investments                                                  29
   Statement of Assets and Liabilities                                      39
   Statement of Operations                                                  40
   Statements of Changes in Net Assets                                      41
   Financial Highlights                                                     42

FRONTEGRA IRONBRIDGE SMALL CAP FUND

FRONTEGRA IRONBRIDGE SMID FUND
   Report from IronBridge Capital Management, L.P.                          44
   Investment Highlights                                                    50
   Schedule of Investments                                                  51
   Statement of Assets and Liabilities                                      58
   Statement of Operations                                                  59
   Statements of Changes in Net Assets                                      60
   Financial Highlights                                                     61
   Report from IronBridge Capital Management, L.P.                          62
   Investment Highlights                                                    65
   Schedule of Investments                                                  66
   Statement of Assets and Liabilities                                      72
   Statement of Operations                                                  73
   Statements of Changes in Net Assets                                      74
   Financial Highlights                                                     75

FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND
   Report from New Star Institutional Managers Limited                      77
   Investment Highlights                                                    81
   Schedule of Investments                                                  82
   Portfolio Diversification                                                87
   Statement of Assets and Liabilities                                      88
   Statement of Operations                                                  89
   Statements of Changes in Net Assets                                      90
   Financial Highlights                                                     91

FRONTEGRA NETOLS SMALL CAP VALUE FUND
   Investment Highlights                                                    93
   Schedule of Investments                                                  94
   Statement of Assets and Liabilities                                      99
   Statement of Operations                                                 100
   Statement of Changes in Net Assets                                      101
   Financial Highlights                                                    102

NOTES TO FINANCIAL STATEMENTS                                              103

BOARD OF DIRECTORS' APPROVAL OF THE ADVISORY AGREEMENT                     112

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds for the first six months of our fiscal year (July 1, 2005 through December 31, 2005). During the past six months, both U.S and foreign equity markets made gains while the U.S. bond market was down slightly. The equity market, as measured by the S&P 500 Index, was up a modest 5.77% while the non-U.S. markets, as measured by the MSCI EAFE Index, did much better returning 15.04%. In the U.S., small capitalization stocks did somewhat better than large capitalization stocks. The Russell 2000 Index was up 5.88%. The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, was down -0.08% for the six month period.

FUND RESULTS

The Frontegra Total Return Bond Fund and the Frontegra Investment Grade Bond Fund, managed by Reams Asset Management Company, LLC, were up modestly returning 0.33% and 0.54%, respectively. The Frontegra IronBridge Small Cap and SMID Funds, both managed by IronBridge Capital Management, L.P., returned 7.45% and 8.61%, respectively. The Frontegra New Star International Equity Fund, managed by New Star Institutional Managers Limited, returned 10.79% for the period.

SUMMARY

We continue to have great confidence in the investment teams at Reams Asset Management, IronBridge Capital Management and New Star Institutional Managers. We believe they are committed to the highest standards of investment decision-making for the shareholders of the Frontegra Funds.

Finally, we have added another fund to the Frontegra family. On December 16, 2005, we launched the Frontegra Netols Small Cap Value Fund. The manager for the Fund is Wisconsin-based Netols Asset Management, Inc. Jeffrey Netols heads the investment team.

As always, we greatly appreciate your investment and continued confidence in the Frontegra Funds.

Sincerely,

/s/Thomas J. Holmberg                   /s/William D. Forsyth

Thomas J. Holmberg, CFA                 William D. Forsyth, CFA
Frontegra Asset Management, Inc.        Frontegra Asset Management, Inc.

Frontegra Funds
EXPENSE EXAMPLE
December 31, 2005 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within one month of purchase for the Frontegra New Star International Equity Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/05 - 12/31/05).

ACTUAL EXPENSES

The first line of the tables on the following pages provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

FRONTEGRA TOTAL RETURN BOND FUND

                                                               EXPENSES PAID
                          BEGINNING         ENDING             DURING PERIOD
                        ACCOUNT VALUE    ACCOUNT VALUE        JULY 1, 2005 -
                        JULY 1, 2005   DECEMBER 31, 2005  DECEMBER 31, 2005*<F1>
                        -------------  -----------------  ----------------------
Actual                    $1,000.00        $1,003.30              $1.01
Hypothetical (5% return
  before expenses)        $1,000.00        $1,024.20              $1.02

*<F1> Expenses are equal to the Fund's annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRONTEGRA INVESTMENT GRADE BOND FUND

                                                               EXPENSES PAID
                          BEGINNING         ENDING             DURING PERIOD
                        ACCOUNT VALUE    ACCOUNT VALUE        JULY 1, 2005 -
                        JULY 1, 2005   DECEMBER 31, 2005  DECEMBER 31, 2005*<F2>
                        -------------  -----------------  ----------------------
Actual                    $1,000.00        $1,005.40              $1.01
Hypothetical (5% return
  before expenses)        $1,000.00        $1,024.20              $1.02

*<F2> Expenses are equal to the Fund's annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRONTEGRA IRONBRIDGE SMALL CAP FUND

                                                               EXPENSES PAID
                          BEGINNING         ENDING             DURING PERIOD
                        ACCOUNT VALUE    ACCOUNT VALUE        JULY 1, 2005 -
                        JULY 1, 2005   DECEMBER 31, 2005  DECEMBER 31, 2005*<F3>
                        -------------  -----------------  ----------------------
Actual                    $1,000.00        $1,074.50              $5.75
Hypothetical (5% return
  before expenses)        $1,000.00        $1,019.66              $5.60

*<F3> Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRONTEGRA IRONBRIDGE SMID FUND

                                                               EXPENSES PAID
                          BEGINNING         ENDING             DURING PERIOD
                        ACCOUNT VALUE    ACCOUNT VALUE        JULY 1, 2005 -
                        JULY 1, 2005   DECEMBER 31, 2005  DECEMBER 31, 2005*<F4>
                        -------------  -----------------  ----------------------
Actual                    $1,000.00        $1,086.10              $5.00
Hypothetical (5% return
  before expenses)        $1,000.00        $1,020.42              $4.84

*<F4> Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND

                                                               EXPENSES PAID
                          BEGINNING         ENDING             DURING PERIOD
                        ACCOUNT VALUE    ACCOUNT VALUE        JULY 1, 2005 -
                        JULY 1, 2005   DECEMBER 31, 2005  DECEMBER 31, 2005*<F5>
                        -------------  -----------------  ----------------------
Actual                    $1,000.00        $1,107.90              $3.98
Hypothetical (5% return
  before expenses)        $1,000.00        $1,021.42              $3.82

*<F5> Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRONTEGRA NETOLS SMALL CAP VALUE FUND

                                                              EXPENSES PAID
                          BEGINNING          ENDING            DURING PERIOD
                        ACCOUNT VALUE     ACCOUNT VALUE     DECEMBER 19, 2005 -
                      DECEMBER 19, 2005 DECEMBER 31, 2005 DECEMBER 31, 2005*<F6>
                      ----------------- ----------------- ----------------------
Actual                    $1,000.00        $  989.00              $0.39
Hypothetical (5% return
  before expenses)        $1,000.00        $1,001.39              $0.39

*<F6> Although the inception date of the Fund was December 16, 2005, expenses did not start accruing until December 19, 2005. Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 13/365 to reflect the period since commencement of operations.

Frontegra Funds
ALLOCATION OF PORTFOLIO HOLDINGS
December 31, 2005 (Unaudited)

                     FRONTEGRA TOTAL RETURN BOND FUND*<F7>

               Mortgage Backed Securities                   67.2%
               Short Term Investments                       23.9%
               Corporate Bonds                              22.3%
               U.S. Treasury Obligations                    14.3%
               Asset Backed Securities                       6.6%
               U.S. Government Agency Issues                 6.1%
               Foreign Government Notes/Bonds                1.1%
               Collateralized Mortgage Obligation            0.3%

*<F7> Excludes net liabilities

                   FRONTEGRA INVESTMENT GRADE BOND FUND*<F8>

               Mortgage Backed Securities                   70.9%
               Short Term Investments                       27.2%
               U.S. Treasury Obligations                    16.3%
               Corporate Bonds                              11.5%
               Asset Backed Securities                       8.3%
               U.S. Government Agency Issues                 6.2%
               Foreign Government Notes/Bonds                1.0%
               Collateralized Mortgage Obligation            0.3%

*<F8> Excludes net liabilities

                      FRONTEGRA IRONBRIDGE SMALL CAP FUND

               Common Stocks                                97.8%
               Short Term Investments                        2.1%
               Other Assets                                  0.1%

                      FRONTEGRA IRONBRIDGE SMID FUND*<F9>

               Common Stocks                                98.0%
               Short Term Investments                        4.2%

*<F9> Excludes net liabilities

                               FRONTEGRA NEW STAR
                           INTERNATIONAL EQUITY FUND

               Common Stocks                                96.2%
               Short Term Investments                        2.9%
               Other Assets                                  0.9%

                                FRONTEGRA NETOLS
                           SMALL CAP VALUE FUND*<F10>

               Common Stocks                                98.7%
               Short Term Investments                        1.4%

*<F10> Excludes net liabilities

                                   FRONTEGRA
                             TOTAL RETURN BOND FUND

                                   FRONTEGRA
                                INVESTMENT GRADE
                                   BOND FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Dear Fellow Shareholders:

The bond market provided lackluster returns for the final six months of 2005. Both the Frontegra Total Return Bond Fund and the Frontegra Investment Grade Bond Fund provided modest positive returns. The Total Return Bond Fund returned 0.33% while the Investment Grade Bond Fund returned 0.54%, both exceeding the - 0.08% return of the Lehman Brothers Aggregate Bond Index.

OUTLOOK

Ten-year U.S. Treasury yields rose in October and fell in November and December, ending at a 4.40% level. Fed funds rose from 3.75% to 4.25% during the fourth quarter, further flattening the curve. Economic growth may have moderated as consumption slowed and the trade deficit resumed its growth. Inflation peaked in September with the spike in energy prices and moderated thereafter. Growth, inflation and foreign inflows into U.S. debt markets remain the critical variables for the U.S. bond market in 2006.

While a number of economic statistics such as employment and orders rebounded after being temporarily reduced by the hurricanes, economic growth probably slowed during the fourth quarter as consumption moderated and the rising trade deficit resumed its displacement of domestic production. We expect 2005's rapid pace of consumption growth to continue to slow in response to weak real income growth, the exhaustion of refinancing windfalls, and high consumer debt levels, with GDP growth falling to 2% in 2006. We expect the U.S. trade deficit to resurface as an impediment to growth, and to be an important swing factor during the next two years.

Energy price increases caused inflation statistics to rise during most of 2005, although reported inflation has eased during the last two months. We think that the Fed's monetary policy has been fairly tight, as evidenced by the low rate of M2 growth and flat yield curve, so we do not expect a permanent increase in the underlying level of inflation, and we are maintaining our inflation estimate at 2.0% - 2.5%.

The Fed's relentless increases in the Fed funds rate have brought short-term rates near to longer-term levels, so speculation has mounted about when the Fed will pause. We expect the funds rate to level out near 4.5%. Fed action remains dependent upon unfolding economic growth and inflation data.

At the quarter-ending yield level of 4.40% on 10-year Treasury notes, we think that inflation-adjusted long-term yields have moved back to the middle of the valuation range. With the yield curve very flat, we think that the long end of the market is vulnerable, particularly with 30-year Treasury issuance resuming in 2006.

Credit spreads widened slightly during the fourth quarter but remain at low and historically unattractive levels, except in specific depressed sectors such as the auto credits. Valuations are further diminished by the high degree of leveraged buy-out (LBO) risk in the credit market.

The mortgage market has cheapened steadily during 2005, and the resulting wider spreads appear attractive, particularly compared to the credit market.

A critical factor overhanging the bond market is the large and growing U.S. trade deficit and corresponding buildup in foreign reserves and Treasury holdings. It is feared that these "imbalances" will ultimately cause an inflationary drop in the dollar and interrupt the demand for U.S. debt, raising interest rates. These developments show no signs of happening now, but may be disruptive in the future.

PORTFOLIO STRATEGY

As longer-term inflation-adjusted Treasury yields have fallen in November and December, we have reduced portfolio duration to a slightly defensive level. The reduction was accomplished by reducing exposure to the long end of the yield curve, which we consider vulnerable.

Reduction in long-end duration has moved the portfolios to a bulleted yield curve strategy, which we think is appropriate given the current flatness of the curve and potential vulnerability to a new supply of 30-year issues.

Mortgage pass-through exposure has been increased again to above-benchmark levels, since at current market levels mortgages present a favorable upside/downside profile and are attractive compared to credit alternatives. Furthermore, we can tailor the mortgage portfolio to achieve the mix of prepayment protection and yield that we feel is optimal.

Investment grade credit exposure is below benchmark levels, reflecting low spreads in the credit sector that do not adequately compensate risk. With LBO and stock repurchase activity high, event risk in investment grade credits is high. Credit themes isolated from these risks that we currently favor include utility first mortgage bonds, GIC-backed insurance bonds, and well-covenanted REITs.

Better-convexity CMBS holdings remain significant in the portfolio, since their AAA credit qualities and favorable prepayment structures are attractive compared to alternatives.

Small positions in TIPS are being held to hedge the portfolio against market disruptions from unexpected inflation or currency problems.

We appreciate your continued support as fellow shareholders in the Funds.

Regards,

/s/Mark M. Egan                         /s/Robert A. Crider

Mark M. Egan, CFA, CPA                  Robert A. Crider, CFA
Reams Asset Management Company, LLC     Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

                           Frontegra Total               Lehman Brothers
        Date               Return Bond Fund            Aggregate Bond Index
        ----               ----------------            --------------------
       11/25/96*<F11>          $100,000                      $100,000
       12/31/96                 $99,239                       $99,417
        3/31/97                 $98,362                       $98,861
        6/30/97                $102,032                      $102,492
        9/30/97                $105,600                      $105,898
       12/31/97                $107,761                      $109,016
        3/31/98                $109,814                      $110,713
        6/30/98                $112,097                      $113,298
        9/30/98                $116,435                      $118,088
       12/31/98                $116,850                      $118,485
        3/31/99                $116,509                      $117,898
        6/30/99                $115,847                      $116,862
        9/30/99                $116,931                      $117,655
       12/31/99                $116,688                      $117,512
      3/31/2000                $120,434                      $120,105
      6/30/2000                $123,697                      $122,197
      9/30/2000                $127,807                      $125,882
     12/31/2000                $132,423                      $131,176
      3/31/2001                $137,575                      $135,157
      6/30/2001                $138,374                      $135,919
      9/30/2001                $143,478                      $142,189
     12/31/2001                $142,220                      $142,252
      3/31/2002                $142,420                      $142,386
      6/30/2002                $143,131                      $147,647
      9/30/2002                $144,301                      $154,411
     12/31/2002                $150,349                      $156,841
      3/31/2003                $154,795                      $159,026
      6/30/2003                $162,151                      $163,003
      9/30/2003                $162,793                      $162,766
     12/31/2003                $164,216                      $163,280
      3/31/2004                $168,643                      $167,623
      6/30/2004                $164,921                      $163,535
      9/30/2004                $170,445                      $168,755
     12/31/2004                $172,484                      $170,367
      3/31/2005                $170,781                      $169,550
      6/30/2005                $176,473                      $174,650
      9/30/2005                $176,621                      $173,470
     12/31/2005                $177,061                      $174,499

*<F11>  11/25/96 commencement of operations.

Portfolio Total Return**<F12>
FOR THE PERIOD ENDED 12/31/05

SIX MONTHS                         0.33%

ONE YEAR                           2.65%

FIVE YEAR
AVERAGE ANNUAL                     5.98%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     6.48%

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities. A direct investment in the index is not possible.

**<F12> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2005 (Unaudited)

Principal Amount                                                         Value
----------------                                                         -----

                  U.S. TREASURY OBLIGATIONS  14.3%

                  U.S. Treasury Bond  3.2%
   $  9,265,000   5.250%, 11/15/2028                              $ 10,105,363
                                                                  ------------

                  U.S. Treasury Inflation Index Bond  1.3%
      3,850,727   2.375%, 01/15/2025                                 4,047,176
                                                                  ------------

                  U.S. Treasury Inflation Index Note  3.8%
     12,333,633   1.875%, 07/15/2015                                12,129,363
                                                                  ------------

                  U.S. Treasury Note  6.0%
        210,000   4.125%, 08/15/2010                                   207,933
     19,070,000   4.250%, 08/15/2015                                18,823,425
                                                                  ------------
                                                                    19,031,358
                                                                  ------------
                  TOTAL U.S. TREASURY OBLIGATIONS
                    (Cost $45,363,517)                              45,313,260
                                                                  ------------

                  U.S. GOVERNMENT AGENCY ISSUES (G)<F19>  6.1%
     11,000,000   5.500%, 02/15/2006 (e)<F17>                       11,010,252
        821,000   2.100%, 04/19/2006 (e)<F17>                          814,990
      1,315,000   2.650%, 04/28/2006 (e)<F17>                        1,306,836
      4,820,000   2.850%, 05/24/2006 (e)<F17>                        4,786,381
JPY 140,000,000   2.125%, 10/09/2007 (b)<F14>                        1,225,306
                                                                  ------------
                  TOTAL U.S. GOVERNMENT AGENCY ISSUES
                    (Cost $19,218,196)                              19,143,765
                                                                  ------------

                  FOREIGN GOVERNMENT NOTES/BONDS  1.1%

                  General Government  1.1%
      1,435,000   Aid-Egypt
                    4.450%, 09/15/2015 (b)<F14>                      1,406,142
      1,864,000   Aid-Israel
                    5.500%, 09/18/2023 (b)<F14>                      2,007,638
                                                                  ------------
                  TOTAL FOREIGN GOVERNMENT NOTES/BONDS
                    (Cost $3,420,310)                                3,413,780
                                                                  ------------

                  CORPORATE BONDS  22.3%

                  Auto Components  1.1%
        427,000   American Axle & Manufacturing, Inc.
                    5.250%, 02/11/2014                                 336,262
        661,000   ArvinMeritor, Inc.
                    8.125%, 09/15/2015
                    (Acquired Multiple Dates,
                    Cost $833,719) (a)<F13>                            591,595
      1,135,000   Dana Corp.
                    5.850%, 01/15/2015                                 805,850
      1,895,000   Delphi Corp.
                    6.500%, 08/15/2013                                 952,238
        445,000   Lear Corp.
                    5.750%, 08/01/2014                                 361,297
        456,000   Visteon Corp.
                    7.000%, 03/10/2014                                 352,260
                                                                  ------------
                                                                     3,399,502
                                                                  ------------

                  Automobiles  3.0%
        750,000   Daimler Chrysler NA Holdings
                    4.875%, 06/15/2010                                 732,290
      6,839,000   Ford Motor Co.
                    7.450%, 07/16/2031                               4,650,520
                  General Motors Corp.
      4,190,000     7.200%, 01/15/2011                               2,943,475
        880,000     8.250%, 07/15/2023                                 565,400
        860,000     8.375%, 07/15/2033                                 567,600
                                                                  ------------
                                                                     9,459,285
                                                                  ------------

                  Chemicals  0.5%
      1,565,000   ICI Wilmington Inc.
                    4.375%, 12/01/2008                               1,525,017
                                                                  ------------

                  Commercial Banks  0.5%
        829,000   Credit Suisse First Boston London
                    7.900%, 05/01/2007
                    (Acquired 12/17/2002,
                    Cost $846,460) (a)<F13>(b)<F14>                    858,336
        660,000   Suntrust Bank
                    4.550%, 05/25/2009                                 651,622
                                                                  ------------
                                                                     1,509,958
                                                                  ------------

                  Consumer Finance  1.8%
                  Ford Motor Credit Co.
      1,540,000     5.700%, 01/15/2010                               1,309,097
      3,540,000     7.000%, 10/01/2013                               3,024,778
      1,500,000   Residential Capital Corp.
                    6.375%, 06/30/2010
                    (Acquired 12/06/2005,
                    Cost $1,512,421) (a)<F13>                        1,524,172
                                                                  ------------
                                                                     5,858,047
                                                                  ------------

                  Diversified Financial Services  0.9%
                  General Motors Acceptance Corp.
      2,160,000     6.875%, 09/15/2011                               1,969,801
        870,000     6.875%, 08/28/2012                                 784,161
                                                                  ------------
                                                                     2,753,962
                                                                  ------------

                  Diversified Telecommunication Services  1.4%
      1,650,000   AT&T Corp.
                    8.050%, 11/15/2011                               1,826,261
      1,001,000   British Telecommunications PLC
                    8.375%, 12/15/2010 (b)<F14>                      1,139,499
      1,045,000   Telecom Italia Capital
                    4.875%, 10/01/2010 (b)<F14>                      1,024,507
        533,000   Telefonos de Mexico, S.A. de C.V.
                    4.500%, 11/19/2008 (b)<F14>                        523,353
                                                                  ------------
                                                                     4,513,620
                                                                  ------------

                  Electric Utilities  3.0%
        540,000   American Electric Power, Inc.
                    4.709%, 08/16/2007                                 536,656
        365,000   Appalachian Power Co.
                    4.400%, 06/01/2010                                 354,219
      1,120,000   CenterPoint Energy, Inc.
                    7.250%, 09/01/2010                               1,201,470
                  Consumers Energy Co.
        952,000     4.400%, 08/15/2009                                 924,218
        360,000     5.800%, 09/15/2035                                 350,232
        711,000   Entergy Gulf States Inc.
                    4.875%, 11/01/2011                                 677,890
        636,000   Entergy Louisiana Inc.
                    5.500%, 04/01/2019                                 608,120
        980,000   Exelon Corp.
                    4.450%, 06/15/2010                                 947,857
        855,000   Florida Power Corp.
                    4.500%, 06/01/2010                                 837,355
        860,000   Nisource Finance Corp.
                    5.250%, 09/15/2017                                 836,508
      1,103,000   Public Service Co. of Colorado
                    4.375%, 10/01/2008                               1,089,168
        540,000   Southern California Edison Co.
                    5.350%, 07/15/2035                                 522,417
        720,000   Westar Energy, Inc.
                    5.100%, 07/15/2020                                 688,239
                                                                  ------------
                                                                     9,574,349
                                                                  ------------

                  Food Products  0.2%
        773,000   Tyson Foods, Inc.
                    7.250%, 10/01/2006 (e)<F17>                        785,378
                                                                  ------------

                  Gas Utilities  1.5%
        837,000   Atmos Energy Corp.
                    4.000%, 10/15/2009                                 802,702
      1,205,000   El Paso Natural Gas Co.
                    7.625%, 08/01/2010                               1,267,153
        370,000   Gulfstream Natural Gas
                    5.560%, 11/01/2015
                    (Acquired 10/19/2005, Cost $369,800) (a)<F13>      373,425
        815,000   Kinder Morgan, Inc.
                    6.500%, 09/01/2012                                 863,398
      1,354,000   Transcontinental Gas Pipe Line
                    6.250%, 01/15/2008                               1,369,232
                                                                  ------------
                                                                     4,675,910
                                                                  ------------

                  Insurance  1.1%
      1,273,000   New York Life Global Funding
                    3.875%, 01/15/2009
                    (Acquired 01/05/2004,
                    Cost $1,272,427) (a)<F13>                        1,235,935
        715,000   Pacific Life Global Funding
                    3.750%, 01/15/2009
                    (Acquired 01/08/2004, Cost $713,291) (a)<F13>      700,423
        821,000   Principal Life Income Funding Trust
                    3.200%, 04/01/2009                                 782,784
        760,000   Protective Life Secured Trust
                    4.000%, 10/07/2009                                 740,009
                                                                  ------------
                                                                     3,459,151
                                                                  ------------

                  Media  0.6%
        455,000   Comcast Corp.
                    5.450%, 11/15/2010                                 457,724
      1,175,000   Cox Communications, Inc.
                    4.625%, 01/15/2010                               1,137,462
        279,000   Echostar DBS Corp.
                    6.375%, 10/01/2011                                 268,537
                                                                  ------------
                                                                     1,863,723
                                                                  ------------

                  Metals & Mining  0.1%
        408,000   United States Steel Corp.
                    9.750%, 05/15/2010                                 443,700
                                                                  ------------

                  Multi-Utilities & Unregulated Power  2.2%
      1,193,826   American Ref-Fuel Co. LLC
                    6.260%, 12/31/2015
                    (Acquired Multiple Dates,
                    Cost $1,193,826) (a)<F13>                        1,138,934
      2,545,293   Edison Mission Energy Funding
                    7.330%, 09/15/2008
                    (Acquired Multiple Dates,
                    Cost $2,542,199) (a)<F13>                        2,570,746
        319,560   Kern River Funding Corp.
                    4.893%, 04/30/2018
                    (Acquired 05/09/2005, Cost $316,866) (a)<F13>      313,213
        684,765   Kiowa Power Partners LLC
                    4.811%, 12/30/2013
                    (Acquired Multiple Dates,
                    Cost $698,578) (a)<F13>                            662,832
        680,000   Pepco Holdings, Inc.
                    3.750%, 02/15/2006 (e)<F17>                        679,151
         86,653   PNPP II Funding Corp.
                    8.510%, 11/30/2006                                  87,190
      1,506,670   Sithe/Independence Funding
                    8.500%, 06/30/2007                               1,527,538
                                                                  ------------
                                                                     6,979,604
                                                                  ------------

                  Oil & Gas  1.3%
      1,031,000   Devon Energy Corp.
                    2.750%, 08/01/2006 (e)<F17>                      1,017,024
        482,000   Duke Energy Field Services LLC
                    5.750%, 11/15/2006 (e)<F17>                        484,936
        645,000   Energy Transfer Partners LP
                    5.650%, 08/01/2012
                    (Acquired Multiple Dates,
                    Cost $643,003) (a)<F13>                            637,606
        860,000   Enterprise Products Operating LP
                    4.950%, 06/01/2010                                 843,315
                  Premcor Refining Group Inc.
        765,000     6.750%, 02/01/2011                                 810,317
        350,000     6.125%, 05/01/2011                                 361,734
                                                                  ------------
                                                                     4,154,932
                                                                  ------------

                  Oil & Gas Exploration &
                    Production Companies  0.1%
        335,000   Chesapeake Energy Corp.
                    6.875%, 01/15/2016                                 343,375
                                                                  ------------

                  Paper & Forest Products  0.3%
                  Abitibi-Consolidated, Inc.
        398,000     8.500%, 08/01/2029 (b)<F14>                        332,330
        251,000     8.850%, 08/01/2030 (b)<F14>                        214,605
        555,000   Domtar, Inc.
                    7.125%, 08/15/2015                                 473,138
                                                                  ------------
                                                                     1,020,073
                                                                  ------------

                  Real Estate  1.1%
      1,000,000   EOP Operating LP
                    4.650%, 10/01/2010                                 968,911
        720,000   Liberty Property LP
                    7.750%, 04/15/2009                                 773,839
        927,000   Simon Property Group LP
                    4.875%, 08/15/2010                                 914,142
        785,000   The Rouse Co.
                    3.625%, 03/15/2009                                 733,207
                                                                  ------------
                                                                     3,390,099
                                                                  ------------

                  Road & Rail  0.2%
        510,000   Progress Rail Services Corp.
                    7.750%, 04/01/2012
                    (Acquired 03/17/2005, Cost $510,000) (a)<F13>      522,113
                                                                  ------------

                  Special Purpose Entity  1.0%
      2,979,592   Dow Jones North American High Yield Commodity Index
                    8.250%, 06/29/2010
                    (Acquired Multiple Dates,
                    Cost $2,974,472) (a)<F13>                        3,013,112
                                                                  ------------

                  Wireless Telecommunication Services  0.4%
      1,220,000   Nextel Communications
                  5.950%, 03/15/2014                                 1,226,390
                                                                  ------------
                  TOTAL CORPORATE BONDS
                    (Cost $72,475,743)                              70,471,300
                                                                  ------------

                  ASSET BACKED SECURITIES  6.6%
                  Capital One Prime Auto Receivables Trust
      1,067,448     2005-1, 3.954%, 09/15/2006 (e)<F17>              1,066,286
        873,489     2004-2, 3.060%, 03/17/2008 (e)<F17>                867,650
        353,526   Carmax Auto Owner Trust
                  2005-2, 3.803%, 09/15/2006 (e)<F17>                  353,111
      2,700,000   Chase Credit Card Master Trust
                  2001-6, 4.500%, 03/16/2009 (c)<F15>(e)<F17>        2,702,908
        857,543   CIT Equipment Collateral
                    2005-EF1, 3.852%, 09/20/2006 (e)<F17>              856,449
      1,980,000   Citibank Credit Card Issuance Trust
                    2003-A4, 4.570%, 03/20/2009 (c)<F15>(e)<F17>     1,980,793
      1,312,054   CNH Equipment Trust
                    2005-B, 3.908%, 10/06/2006 (e)<F17>              1,310,794
        780,000   Hertz Vehicle Financing LLC
                    2005-2A, 5.080%, 11/25/2011                        780,488
      1,512,393   Honda Auto Receivables Owner Trust
                    2005-5, 4.221%, 11/15/2006 (e)<F17>              1,511,065
          5,782   Mego Mortgage Home Loan Trust
                    1996-2, 7.275%, 08/25/2017                           5,764
        841,491   Mid-State Trust
                    11, 4.864%, 07/15/2038                             803,417
        726,451   Nissan Auto Receivables Owner Trust
                    2005-C, 3.861%, 09/15/2006 (e)<F17>                725,302
        386,130   NYC Mortgage Loan Trust
                    1996, 6.750%, 09/25/2019                           392,601
                  SLM Student Loan Trust
        794,863     2005-3, 3.620%, 04/25/2010 (c)<F15>(e)<F17>        793,171
      2,650,000     2005-10, 4.525%, 04/25/2012 (c)<F15>(e)<F17>     2,640,453
        235,087     2004-7, 4.230%, 10/25/2012 (c)<F15>(e)<F17>        235,037
        573,430     2004-3, 4.210%, 04/25/2013 (c)<F15>(e)<F17>        573,504
        496,434     2003-7, 3.900%, 09/15/2013 (c)<F15>(e)<F17>        496,639
                  USAA Auto Owner Trust
      1,202,444     2005-3, 4.170%, 11/09/2006 (e)<F17>              1,201,216
        936,065     2005-4, 4.400%, 12/15/2006 (e)<F17>                935,525
         33,875   Wachovia Auto Owner Trust
                    2005-A, 3.340%, 05/22/2006 (e)<F17>                 33,848
        607,804   World Omni Auto Receivables Trust
                    2005-B, 3.835%, 08/21/2006 (e)<F17>                607,163
                                                                  ------------
                  TOTAL ASSET BACKED SECURITIES
                    (Cost $20,907,043)                              20,873,184
                                                                  ------------

                  COLLATERALIZED MORTGAGE OBLIGATION  0.3%
      1,019,000   Commercial Mortgage Pass-Through Certificate
                    2004-CNL, 4.590%, 09/15/2014
                    (Acquired 09/24/2004,
                    Cost $1,019,000) (a)<F13>(c)<F15>(e)<F17>        1,019,602
                                                                  ------------
                  TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                    (Cost $1,019,000)                                1,019,602
                                                                  ------------

                  MORTGAGE BACKED SECURITIES  67.2%
                  Banc of America Commercial Mortgage Inc.
      3,205,000     Pool # 2005-5, 5.001%, 10/10/2045                3,189,492
      1,110,000     Pool # 2005-6, 5.165%, 09/10/2047                1,115,203
      1,346,525   Capco America Securitization Corp.
                    Pool # 1998-D7, 5.860%, 10/15/2030 (e)<F17>      1,347,876
        174,035   Chase Commercial Mortgage Securities Corp.
                    Pool # 1997-2, 6.600%, 12/19/2029                  177,906
                  Commercial Mortgage Pass-Through Certificate
        122,970     Pool # 1999-1, 6.145%, 05/15/2032 (e)<F17>         122,816
      2,905,074     Pool # 2003-LB1A, 3.251%, 06/10/2038             2,731,131
        400,124   Countrywide Home Loans
                    Pool # 2005-HYB3,
                    4.615%, 06/20/2035 (c)<F15>(e)<F17>                398,686
                  Credit Suisse First Boston Mortgage Securities Corp.
         38,991     Pool # 1998-C2, 5.960%, 11/15/2030 (e)<F17>         39,024
        388,711     Pool # 2003-1, 7.000%, 02/25/2033 (e)<F17>         391,335
        462,472     Pool # 2003-C3, 2.079%, 05/15/2038                 444,196
                  FHLMC
        212,912     Pool # 2590, 4.000%, 09/15/2009 (e)<F17>           212,570
        194,099     Pool # 2594, 4.000%, 10/15/2009 (e)<F17>           193,771
        472,794     Pool # 2808, 4.000%, 09/15/2012 (e)<F17>           471,320
      1,833,392     Pool # 2693, 3.000%, 03/15/2019 (e)<F17>         1,819,402
      1,155,197     Pool # 2802, 4.500%, 02/15/2020 (e)<F17>         1,150,086
      1,739,154     Pool # 2692, 3.500%, 01/15/2023 (e)<F17>         1,713,118
                  FHLMC Gold Pool
        209,859     Pool # M80779, 5.000%, 11/01/2009                  209,112
      2,215,569     Pool # B14039, 4.000%, 05/01/2014                2,142,692
      2,593,364     Pool # G11786, 5.000%, 10/01/2014                2,572,280
      2,189,409     Pool # G11672, 5.000%, 03/01/2015                2,172,045
        534,800     Pool # B19614, 5.000%, 07/01/2015                  530,443
      2,587,967     Pool # G11745, 5.000%, 07/01/2015                2,583,382
        803,786     Pool # A45788, 6.500%, 05/01/2035                  823,910
                  FHLMC Remic
      1,388,908     Series 2848, 5.000%, 06/15/2015 (e)<F17>         1,387,936
        798,457     Series 2695, 4.500%, 09/15/2015 (e)<F17>           796,786
        348,995     Series 2508, 4.500%, 03/15/2016                    346,600
      1,199,035     Series 2691, 4.000%, 01/15/2018 (e)<F17>         1,191,822
        647,186     Series 2793, 4.500%, 09/15/2029                    631,008
                  FNMA
            288     Pool # 1991-26, 8.000%, 04/25/2006                     287
         75,000     Pool # 1994-3, 5.500%, 01/25/2024                   75,525
                  FNMA Grantor Trust
      1,443,906     Pool # 2005-T2,
                    4.204%, 11/28/2035 (c)<F15>(e)<F17>              1,443,376
        964,639     Pool # 2004-T2, 7.000%, 11/25/2043               1,001,738
      1,713,672   FNMA Pass-thru
                    Pool # 387219, 4.125%, 01/01/2010                1,661,215
                  FNMA Pass-thru Intermediate 15 Year
      6,317,628     Pool # 357312, 5.000%, 12/01/2017                6,260,114
        555,118     Pool # 254759, 4.500%, 06/01/2018                  541,416
      2,802,301     Pool # 254865, 4.500%, 09/01/2018                2,733,131
      7,052,830   FNMA Pass-thru Long 30 Year
                    Pool # 735502, 6.000%, 04/01/2035                7,119,516
                  FNMA Pass-thru Short 10 Year
        602,103     Pool # 254659, 4.500%, 02/01/2013                  591,932
      1,159,392     Pool # 768008, 5.000%, 06/01/2013                1,158,646
        666,762     Pool # 768009, 5.000%, 06/01/2013                  666,333
      1,133,885     Pool # 254806, 4.500%, 07/01/2013                1,114,741
        645,710     Pool # 763019, 5.000%, 08/01/2013                  645,295
      1,386,599     Pool # 254909, 4.000%, 09/01/2013                1,341,523
      3,654,916     Pool # 255639, 5.000%, 02/01/2015                3,652,565
                  FNMA Pool
        733,876     Pool # 254758, 4.500%, 06/01/2013                  721,486
      1,092,444     Pool # 386341, 3.810%, 08/01/2013                1,018,891
         74,823     Pool # 433043, 6.500%, 06/01/2028                   77,077
         70,441     Pool # 447704, 6.500%, 11/01/2028                   72,562
         25,997     Pool # 448235, 6.500%, 11/01/2028                   26,780
         81,423     Pool # 448635, 6.500%, 11/01/2028                   83,876
         15,036     Pool # 449012, 6.500%, 11/01/2028                   15,489
         42,586     Pool # 487778, 6.500%, 03/01/2029                   43,856
      1,054,224     Pool # 555203, 7.000%, 09/01/2032                1,098,480
                  FNMA Remic
        668,000     Series 2003-88, 3.500%, 04/25/2011                 657,153
      1,245,529     Series 2002-83, 5.000%, 11/25/2012 (e)<F17>      1,244,043
      4,660,519     Series 2005-35, 4.000%, 08/25/2018               4,506,590
      3,832,056     Series 2004-93, 4.250%, 04/25/2019               3,721,895
        623,614     Series 2003-58, 3.500%, 10/25/2021 (e)<F17>        614,393
                  FNMA TBA
        870,000     5.000%, 01/15/2021 (d)<F16>                        860,484
        585,000     4.500%, 02/15/2021 (d)<F16>                        568,912
      6,245,000     5.500%, 02/15/2021 (d)<F16>                      6,276,225
     18,200,000     4.500%, 01/15/2036 (d)<F16>                     17,136,428
     31,755,000     5.000%, 01/15/2036 (d)<F16>                     30,762,656
     17,125,000     5.500%, 01/15/2036 (d)<F16>                     16,953,750
      6,405,000     5.500%, 02/15/2036 (d)<F16>                      6,334,942
     40,215,000     6.000%, 02/15/2036 (d)<F16>                     40,529,160
        635,615   FNMA Whole Loan
                    Pool # 2003-W2, 5.500%, 07/25/2042                 634,185
                  GMAC Commercial Mortgage Securities Inc.
         69,312     Pool # 1999-C1, 5.830%, 05/15/2033 (e)<F17>         69,238
        247,047     Pool # 2000-C2, 7.273%, 08/16/2033 (e)<F17>        249,695
      2,705,941     Pool # 2003-C1, 3.337%, 05/10/2036               2,554,112
                  GNMA Pool
         17,706     Pool # 331001, 8.250%, 07/15/2007                   18,158
         23,655     Pool # 36629, 9.500%, 10/15/2009                    25,089
      2,085,000   Greenwich Capital Commercial Funding Corp.
                    Pool # 2005-GG5, 5.117%, 04/10/2037              2,090,062
        106,071   LB Commercial Conduit Mortgage Trust
                    Pool # 1998-C4, 5.870%, 10/15/2035 (e)<F17>        105,992
                  LB-UBS Commercial Mortgage Trust
        715,000     Pool # 2005-C5, 4.885%, 09/15/2030                 709,870
      3,080,000     Pool # 2005-C7, 5.103%, 11/15/2030               3,082,653
      1,130,815     Pool # 1999-C1, 6.410%, 06/15/2031 (e)<F17>      1,135,486
      1,025,635   Master Alternative Loans Trust
                    Pool # 2004-6, 4.500%, 07/25/2014                1,006,475
                  Master Asset Securitization Trust
        739,206     Pool # 2004-3, 4.750%, 01/25/2014                  728,553
        452,538     Pool # 2003-11, 4.000%, 12/25/2033 (e)<F17>        449,317
      2,046,405   Morgan Stanley Capital I
                    Pool # 2003-IQ4, 3.270%, 05/15/2040              1,921,828
                  Nomura Asset Acceptance Corp.
        230,846     Pool # 2004-AP3,
                    4.579%, 10/25/2034 (c)<F15>(e)<F17>                230,900
        945,545     Pool # 2005-AP3,
                    4.509%, 08/25/2035 (c)<F15>(e)<F17>                945,717
        941,905   Nomura Asset Securities Corp.
                    Pool # 1998-D6, 6.280%, 03/15/2030 (e)<F17>        948,359
        420,357   Residential Asset Securitization Trust
                  Pool # 2004-R1, 2.750%, 08/25/2033 (e)<F17>          416,877
      1,060,806   Wachovia Bank Commercial Mortgage Trust
                  Pool # 2003-C5, 2.986%, 06/15/2035                   985,861
                                                                  ------------
                  TOTAL MORTGAGE BACKED SECURITIES
                    (Cost $212,874,143)                            212,546,856
                                                                  ------------

                  SHORT TERM INVESTMENTS  23.9%

                  U.S. Government Agency Issues (g)<F19> 22.4%
     62,500,000   Federal Home Loan Bank Discount Note,
                    3.090%, 01/03/2006 (e)<F17>                     62,489,410
      6,370,000   Freddie Mac Discount Note,
                    0.000%, 01/17/2006 (e)<F17>                      6,358,124
      2,060,000   Fannie Mae Discount Note,
                    0.000%, 01/23/2006 (e)<F17>                      2,054,712
                                                                  ------------
                                                                    70,902,246
                                                                  ------------

                  Variable Rate Demand Notes (f)<F18>  1.5%
        916,075   American Family Financial Services Inc.,
                    4.025%, 12/31/2031 (e)<F17>                        916,075
      3,883,822   Wisconsin Corporate Central Credit Union,
                    4.050%, 12/31/2031 (e)<F17>                      3,883,822
                                                                  ------------
                                                                     4,799,897
                                                                  ------------

                  TOTAL SHORT TERM INVESTMENTS
                    (Cost $75,702,143)                              75,702,143
                                                                  ------------

                  TOTAL INVESTMENTS  141.8%
                    (Cost $450,980,095)                            448,483,890

                  Liabilities in Excess
                    of Other Assets  (41.8)%                      (132,207,467)
                                                                  ------------

                  TOTAL NET ASSETS  100.0%                        $316,276,423
                                                                  ------------
                                                                  ------------

(a)<F13> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $15,162,044 (4.8% of net assets) at December 31, 2005.
(b)<F14>   Foreign Issued.
(c)<F15>   Adjustable Rate.
(d)<F16>   When-issued security.
(e)<F17>   Security marked as segregated to cover when-issued security.
(f)<F18> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2005.
(g)<F19> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See notes to financial statements.

Frontegra Total Return Bond Fund
SCHEDULE OF
SWAP CONTRACTS SOLD
December 31, 2005 (Unaudited)

  Counterparty        Rate(a)<F20>       Expiration Date          Value
  ------------        ------------       ---------------          -----
JP Morgan Chase           4.15%             12/20/10       $(101,517) (b)<F21>
JP Morgan Chase           5.00%             12/20/10         (42,917) (c)<F22>
                                                           ---------
                                                           $(144,434)

(a)<F20>  Fixed rate received by the Fund from the Counterparty.

The following are the underlying security details.

                                      Notional        Coupon        Maturity
              Description              Amount          Rate           Date
              -----------             --------        ------        --------
(b)<F21>  General Motors
            Acceptance Corp.         $3,800,000       6.875%         8/28/12
(c)<F22>  General Motors Corp.       $1,500,000       7.125%         7/15/13

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005 (Unaudited)

ASSETS:
Investments at value (cost $450,980,095)                          $448,483,890
Cash                                                                   384,411
Interest receivable                                                  2,951,429
Receivable for investments sold                                    135,176,437
Other assets                                                            26,365
                                                                  ------------
Total assets                                                       587,022,532
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                  270,507,050
Payable to broker                                                      173,322
Accrued investment advisory fee                                         27,377
Accrued expenses                                                        38,360
                                                                  ------------
Total liabilities                                                  270,746,109
                                                                  ------------
NET ASSETS                                                        $316,276,423
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $320,369,491
Undistributed net investment income                                  2,040,909
Accumulated net realized loss on investments sold,
  swap contracts and foreign currencies                             (3,493,313)
Net unrealized depreciation on:
    Investments                                                     (2,496,205)
    Swap contracts                                                    (144,434)
    Foreign currency                                                       (25)
                                                                  ------------
NET ASSETS                                                        $316,276,423
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              10,315,355
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $30.66
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2005
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Interest                                                         $7,151,539
                                                                 ----------

EXPENSES:
Investment advisory fees (Note 3)                                   636,402
Fund administration and accounting fees                              72,594
Custody fees                                                         26,110
Audit fees                                                           13,675
Federal and state registration fees                                  11,430
Legal fees                                                            8,549
Shareholder servicing fees                                            5,950
Chief Compliance Officer expenses                                     3,007
Directors' fees and related expenses                                  2,677
Reports to shareholders                                               1,483
Other                                                                10,794
                                                                 ----------
Total expenses before waiver                                        792,671
Waiver of expenses by Adviser (Note 3)                             (474,470)
                                                                 ----------
Net expenses                                                        318,201
                                                                 ----------
NET INVESTMENT INCOME                                             6,833,338
                                                                 ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
    Investments                                                  (3,277,837)
    Swap contracts                                                  135,874
    Foreign currency translation                                     (2,778)
Change in net unrealized appreciation/depreciation on:
    Investments                                                  (2,481,391)
    Swap contracts                                                 (158,792)
    Foreign currency                                                  1,706
                                                                 ----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                            (5,783,218)
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $1,050,120
                                                                 ----------
                                                                 ----------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                        SIX MONTHS ENDED
                                                       DECEMBER 31, 2005       YEAR ENDED
                                                          (UNAUDITED)        JUNE 30, 2005
                                                       -----------------     -------------
OPERATIONS:
Net investment income                                     $  6,833,338        $ 11,403,855
Net realized gain (loss) on:
    Investments                                             (3,277,837)         12,249,541
    Swap contracts                                             135,874              17,184
    Foreign currency translation                                (2,778)              2,075
Change in net unrealized appreciation/depreciation on:
    Investments                                             (2,481,391)           (714,145)
    Swap contracts                                            (158,792)             14,358
    Futures contracts                                               --              35,750
    Foreign currency                                             1,706              (1,731)
                                                          ------------        ------------
Net increase in net assets resulting from operations         1,050,120          23,006,887
                                                          ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                       (5,108,538)        (12,228,787)
Net realized gain on investments                            (4,433,906)                 --
                                                          ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                   (9,542,444)        (12,228,787)
                                                          ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                  6,550,593          43,361,624
Shares issued to holders in
  reinvestment of distributions                              9,045,201          11,590,136
Shares redeemed                                             (7,301,523)        (95,988,571)
                                                          ------------        ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                            8,294,271         (41,036,811)
                                                          ------------        ------------

TOTAL DECREASE IN NET ASSETS                                  (198,053)        (30,258,711)
                                                          ------------        ------------

NET ASSETS:
Beginning of period                                        316,474,476         346,733,187
                                                          ------------        ------------
End of period
  (includes undistributed net investment income
  of $2,040,909 and $316,109, respectively)               $316,276,423        $316,474,476
                                                          ------------        ------------
                                                          ------------        ------------

See notes to financial statements.

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                             SIX MONTHS
                                               ENDED           YEAR           YEAR           YEAR           YEAR           YEAR
                                            DECEMBER 31,      ENDED          ENDED          ENDED          ENDED          ENDED
                                                2005         JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                            (UNAUDITED)        2005           2004           2003           2002           2001
                                            ------------     --------       --------       --------       --------       --------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $31.50         $30.51         $31.92         $30.21         $31.01         $29.36

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                            0.67           1.13           0.99           1.80           1.45           1.74
Net realized and unrealized
  gain (loss) on investments                    (0.57)          0.98          (0.45)          2.06          (0.40)          1.68
                                               ------         ------         ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                          0.10           2.11           0.54           3.86           1.05           3.42
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                      (0.51)         (1.12)         (0.98)         (1.87)         (1.38)         (1.74)
From net realized gain on investments           (0.43)            --          (0.97)         (0.28)         (0.47)         (0.03)
                                               ------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                        (0.94)         (1.12)         (1.95)         (2.15)         (1.85)         (1.77)
                                               ------         ------         ------         ------         ------         ------

NET ASSET VALUE, END OF PERIOD                 $30.66         $31.50         $30.51         $31.92         $30.21         $31.01
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
TOTAL RETURN(1)<F23>                            0.33%          7.00%          1.71%         13.29%          3.44%         11.87%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                             $316,276       $316,474       $346,733       $358,052       $349,732       $167,191
Ratio of expenses to
  average net assets(2)<F24>(3)<F25>            0.20%         0.408%         0.425%         0.425%         0.425%         0.425%
Ratio of net investment income to
  average net assets(2)<F24>(3)<F25>            4.29%          3.30%          2.71%          5.78%          4.84%          6.82%
Portfolio turnover rate(1)<F23>                  472%         1,222%         1,409%           489%           885%           635%

(1)<F23>  Not annualized for periods less than a full year.
(2)<F24> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.50%, 0.501%, 0.507%, 0.505%, 0.535% and
          0.605%, and the ratio of net investment income to average net assets would have been 3.99%, 3.21%, 2.63%, 5.70%, 4.73% and 6.29% for the periods ended December 31, 2005, June 30, 2005, June 30, 2004, June 30, 2003, June 30, 2002 and June 30, 2001, respectively.
(3)<F25>  Annualized.

See notes to financial statements.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                           Frontegra Investment             Lehman Brothers
          Date                Grade Bond Fund            Aggregate Bond Index
          ----             --------------------          --------------------
        2/23/2001*<F26>          $100,000                      $100,000
        3/31/2001                $101,242                      $101,377
        6/30/2001                $101,975                      $101,949
        9/30/2001                $106,197                      $106,652
       12/31/2001                $106,384                      $106,699
        3/31/2002                $106,324                      $106,800
        6/30/2002                $109,262                      $110,746
        9/30/2002                $111,830                      $115,820
       12/31/2002                $113,632                      $117,642
        3/31/2003                $115,161                      $119,281
        6/30/2003                $117,928                      $122,264
        9/30/2003                $118,839                      $122,086
       12/31/2003                $119,424                      $122,471
        3/31/2004                $122,455                      $125,729
        6/30/2004                $119,728                      $122,663
        9/30/2004                $123,561                      $126,578
       12/31/2004                $124,744                      $127,788
        3/31/2005                $123,651                      $127,174
        6/30/2005                $127,291                      $131,000
        9/30/2005                $127,322                      $130,115
       12/31/2005                $127,974                      $130,887

*<F26>  2/23/01 commencement of operations.

Portfolio Total Return**<F27>
FOR THE PERIOD ENDED 12/31/05

SIX MONTHS                         0.54%

ONE YEAR                           2.49%

THREE YEAR
AVERAGE ANNUAL                     4.04%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     5.21%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities. A direct investment in the index is not possible.

**<F27> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2005 (Unaudited)

Principal Amount                                                         Value
----------------                                                         -----

              U.S. TREASURY OBLIGATIONS  16.3%

              U.S. Treasury Bond  3.1%
$ 2,860,000   5.250%, 11/15/2028                                   $ 3,119,410
                                                                   -----------

              U.S. Treasury Inflation Index Bond  1.2%
  1,183,213   2.375%, 01/15/2025                                     1,243,576
                                                                   -----------

              U.S. Treasury Inflation Index Note  3.8%
  3,798,903   1.875%, 07/15/2015                                     3,735,985
                                                                   -----------

              U.S. Treasury Notes  8.2%
  1,895,000   2.375%, 08/15/2006 (e)<F32>                            1,871,682
    545,000   3.375%, 02/15/2008                                       533,781
     50,000   4.125%, 08/15/2010                                        49,508
  5,790,000   4.250%, 08/15/2015                                     5,715,135
                                                                   -----------
                                                                     8,170,106
                                                                   -----------
              TOTAL U.S. TREASURY OBLIGATIONS
                (Cost $16,296,721)                                  16,269,077
                                                                   -----------

              U.S. GOVERNMENT AGENCY ISSUES (G)<F34>  6.2%
  3,325,000   5.500%, 02/15/2006 (e)<F32>                            3,328,099
    283,000   2.100%, 04/19/2006 (e)<F32>                              280,928
    380,000   2.650%, 04/28/2006 (e)<F32>                              377,641
  1,465,000   2.850%, 05/24/2006 (e)<F32>                            1,454,782
    702,000   2.200%, 07/28/2006 (e)<F32>                              692,529
                                                                   -----------
              TOTAL U.S. GOVERNMENT AGENCY ISSUES
                (Cost $6,151,604)                                    6,133,979
                                                                   -----------

              FOREIGN GOVERNMENT NOTES/BONDS  1.0%

              General Government  1.0%
    435,000   Aid-Egypt
                4.450%, 09/15/2015 (b)<F29>                            426,252
    546,000   Aid-Israel
                5.500%, 09/18/2023 (b)<F29>                            588,074
                                                                   -----------
              TOTAL FOREIGN GOVERNMENT NOTES/BONDS
                (Cost $1,016,803)                                    1,014,326
                                                                   -----------

              CORPORATE BONDS  11.5%

              Automobiles  0.2%
    215,000   Daimler Chrysler NA Holdings
                4.875%, 06/15/2010                                     209,923
                                                                   -----------

              Chemicals  0.4%
    457,000   ICI Wilmington Inc.
                4.375%, 12/01/2008                                     445,324
                                                                   -----------

              Commercial Banks  0.4%
    217,000   Credit Suisse First Boston London
                7.900%, 05/01/2007
                (Acquired 04/17/2002,
                Cost $220,439) (a)<F28>(b)<F29>                        224,679
    200,000   Suntrust Bank
                4.550%, 05/25/2009                                     197,461
                                                                   -----------
                                                                       422,140
                                                                   -----------

              Consumer Finance  0.1%
    105,000   Ford Motor Credit Co.
                5.700%, 01/15/2010                                      89,257
                                                                   -----------

              Diversified Telecommunication Services  0.8%
    299,000   British Telecommunications PLC
                8.375%, 12/15/2010 (b)<F29>                            340,370
    315,000   Telecom Italia Capital
                4.875%, 10/01/2010 (b)<F29>                            308,823
    157,000   Telefonos de Mexico, S.A. de C.V.
                4.500%, 11/19/2008 (b)<F29>                            154,158
                                                                   -----------
                                                                       803,351
                                                                   -----------

              Electric Utilities  3.7%
    165,000   American Electric Power, Inc.
                4.709%, 08/16/2007                                     163,978
    110,000   Appalachian Power Co.
                4.400%, 06/01/2010                                     106,751
    275,000   CenterPoint Energy Resources Corp.
                7.875%, 04/01/2013                                     314,488
              Consumers Energy Co.
    291,000     4.400%, 08/15/2009                                     282,508
    110,000     5.800%, 09/15/2035                                     107,015
    322,000   Entergy Arkansas Inc.
                5.000%, 07/01/2018                                     299,736
    117,000   Entergy Gulf States Inc.
                4.875%, 11/01/2011                                     111,552
    140,000   Entergy Mississippi Inc.
                4.950%, 06/01/2018                                     130,262
    300,000   Exelon Corp.
                4.450%, 06/15/2010                                     290,160
    255,000   Florida Power Corp.
                4.500%, 06/01/2010                                     249,737
    260,000   Nisource Finance Corp.
                5.250%, 09/15/2017                                     252,898
    504,000   Public Service Co. of Colorado
                4.375%, 10/01/2008                                     497,680
    311,000   Public Service Electric & Gas Co.
                4.000%, 11/01/2008                                     302,994
              Southern California Edison Co.
    235,000     3.870%, 01/13/2006 (c)<F30>                            234,992
    165,000     5.350%, 07/15/2035                                     159,627
    220,000   Westar Energy, Inc.
                5.100%, 07/15/2020                                     210,295
                                                                   -----------
                                                                     3,714,673
                                                                   -----------

              Gas Utilities  0.4%
    253,000   Atmos Energy Corp.
                4.000%, 10/15/2009                                     242,633
    115,000   Gulfstream Natural Gas
                5.560%, 11/01/2015
                (Acquired 10/19/2005, Cost $114,938) (a)<F28>          116,064
                                                                   -----------
                                                                       358,697
                                                                   -----------

              Insurance  1.1%
    351,000   New York Life Global Funding
                3.875%, 01/15/2009
                (Acquired 01/05/2004, Cost $350,842) (a)<F28>          340,780
    209,000   Pacific Life Global Funding
                3.750%, 01/15/2009
                (Acquired 01/08/2004, Cost $208,500) (a)<F28>          204,739
    294,000   Principal Life Income Funding Trust
                3.200%, 04/01/2009                                     280,315
    289,000   Protective Life Secured Trust
                4.000%, 10/07/2009                                     281,398
                                                                   -----------
                                                                     1,107,232
                                                                   -----------

              Media  0.5%
    135,000   Comcast Corp.
                5.450%, 11/15/2010                                     135,808
    357,000   Cox Communications, Inc.
                4.625%, 01/15/2010                                     345,595
                                                                   -----------
                                                                       481,403
                                                                   -----------

              Multi-Utilities & Unregulated Power  1.7%
    357,382   American Ref-Fuel Co. LLC
                6.260%, 12/31/2015
                (Acquired Multiple Dates, Cost $357,382) (a)<F28>      340,949
    557,000   Dominion Resources Inc.
                3.660%, 11/15/2006                                     550,462
    258,000   Duke Energy Corp.
                3.750%, 03/05/2008                                     251,973
     97,643   Kern River Funding Corp.
                4.893%, 04/30/2018
                (Acquired 05/09/2005, Cost $96,820) (a)<F28>            95,704
    449,697   Kiowa Power Partners LLC
                4.811%, 12/30/2013
                (Acquired 11/22/2004, Cost $460,076) (a)<F28>          435,293
                                                                   -----------
                                                                     1,674,381
                                                                   -----------

              Oil & Gas  0.6%
    327,000   Devon Energy Corp.
                2.750%, 08/01/2006 (e)<F32>                            322,567
    285,000   Premcor Refining Group Inc.
                6.125%, 05/01/2011                                     294,555
                                                                   -----------
                                                                       617,122
                                                                   -----------

              Real Estate  0.7%
    246,000   ERP Operating LP
                4.750%, 06/15/2009                                     243,147
    169,000   Liberty Property LP
                7.750%, 04/15/2009                                     181,637
    299,000   Simon Property Group LP
                4.875%, 08/15/2010                                     294,852
                                                                   -----------
                                                                       719,636
                                                                   -----------

              Transportation  0.5%
    450,249   Burlington North Santa Fe
                6.230%, 07/02/2018                                     473,869
                                                                   -----------

              Wireless Telecommunication Services  0.4%
    365,000   Nextel Communications
                5.950%, 03/15/2014                                     366,912
                                                                   -----------
              TOTAL CORPORATE BONDS
                (Cost $11,750,060)                                  11,483,920
                                                                   -----------

              ASSET BACKED SECURITIES  8.3%
              Burlington North Santa Fe
     62,759     1996-B, 6.960%, 03/22/2009                              64,902
    536,437     2004-1, 4.575%, 01/15/2021                             519,480
    200,800   California Infrastructure PG&E-1
                1997-1, 6.420%, 09/25/2008 (e)<F32>                    202,321
              Capital One Prime Auto Receivables Trust
    323,641     2005-1, 3.954%, 09/15/2006 (e)<F32>                    323,289
    263,511     2004-2, 3.060%, 03/17/2008 (e)<F32>                    261,749
    107,491   Carmax Auto Owner Trust
                2005-2, 3.803%, 09/15/2006 (e)<F32>                    107,365
    825,000   Chase Credit Card Master Trust
                2001-6, 4.500%, 03/16/2009 (c)<F30>(e)<F32>            825,888
    260,693   CIT Equipment Collateral
                2005-EF1, 3.852%, 09/20/2006 (e)<F32>                  260,361
    595,000   Citibank Credit Card Issuance Trust
                2003-A4, 4.570%, 03/20/2009 (c)<F30>(e)<F32>           595,238
    397,120   CNH Equipment Trust
                2005-B, 3.908%, 10/06/2006 (e)<F32>                    396,739
    240,000   Hertz Vehicle Financing LLC
                2005-2A, 5.080%, 11/25/2011                            240,150
    459,119   Honda Auto Receivables Owner Trust
                2005-5, 4.221%, 11/15/2006 (e)<F32>                    458,716
     91,853   Keystone Owner Trust
                1998-P1, 7.530%, 05/25/2025                             91,535
    283,119   Mid-State Trust
                11, 4.864%, 07/15/2038                                 270,309
    220,530   Nissan Auto Receivables Owner Trust
                2005-C, 3.861%, 09/15/2006 (e)<F32>                    220,181
    115,777   NYC Mortgage Loan Trust
                1996, 6.750%, 09/25/2019                               117,718
              Oakwood Mortgage Investors Inc.
    234,707     1995-A, 7.700%, 09/15/2020                             236,246
      8,926     1996-A, 6.600%, 05/15/2021                               8,927
    402,340   PF Export Receivables Master Trust
                2003-B, 3.748%, 06/01/2013
                (Acquired Multiple Dates, Cost $402,619) (a)<F28>      382,050
              SLM Student Loan Trust
    240,976     2005-3, 3.620%, 04/25/2010 (c)<F30>(e)<F32>            240,463
    825,000     2005-10, 4.525%, 04/25/2012 (c)<F30>(e)<F32>           822,028
     70,734     2004-7, 4.230%, 10/25/2012 (c)<F30>(e)<F32>             70,719
    174,826     2004-3, 4.210%, 04/25/2013 (c)<F30>(e)<F32>            174,849
    149,106     2003-7, 3.900%, 09/15/2013 (c)<F30>(e)<F32>            149,167
    330,434   Union Pacific Corp.
                2004-1, 5.404%, 07/02/2025                             336,871
              USAA Auto Owner Trust
    364,959     2005-3, 4.170%, 11/09/2006 (e)<F32>                    364,586
    289,734     2005-4, 4.400%, 12/15/2006 (e)<F32>                    289,567
     10,281   Wachovia Auto Owner Trust
                2005-A, 3.340%, 05/22/2006 (e)<F32>                     10,273
    184,623   World Omni Auto Receivables Trust
                2005-B, 3.835%, 08/21/2006                             184,428
                                                                   -----------
              TOTAL ASSET BACKED SECURITIES
                (Cost $8,314,399)                                    8,226,115
                                                                   -----------

              COLLATERALIZED MORTGAGE OBLIGATION  0.3%
    303,000   Commercial Mortgage Pass-Through Certificate
                2004-CNL, 4.590%, 09/15/2014
                (Acquired 09/24/2004,
                Cost $303,000) (a)<F28>(c)<F30>(e)<F32>                303,179
                                                                   -----------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                (Cost $303,000)                                        303,179
                                                                   -----------

              MORTGAGE BACKED SECURITIES  70.9%
              Banc of America Commercial Mortgage Inc.
    970,000     Pool # 2005-5, 5.001%, 10/10/2045                      965,306
    345,000     Pool # 2005-6, 5.165%, 09/10/2047                      346,617
    298,540   Capco America Securitization Corp.
                Pool # 1998-D7, 5.860%, 10/15/2030 (e)<F32>            298,839
              Commercial Mortgage Pass-Through Certificate
     41,043     Pool # 1999-1, 6.145%, 05/15/2032 (e)<F32>              40,991
    943,625     Pool # 2003-LB1A, 3.251%, 06/10/2038                   887,125
    121,865   Countrywide Home Loans
                Pool # 2005-HYB3,
                4.615%, 06/20/2035 (c)<F30>(e)<F32>                    121,427
              Credit Suisse First Boston Mortgage Securities Corp.
     21,821     Pool # 1998-C2, 5.960%, 11/15/2030 (e)<F32>             21,840
    128,359     Pool # 2003-1, 7.000%, 02/25/2033 (e)<F32>             129,225
    136,169     Pool # 2003-C3, 2.079%, 05/15/2038                     130,788
              FHLMC
     42,208     Pool # 25, 6.500%, 12/25/2008 (e)<F32>                  42,668
     73,798     Pool # 2590, 4.000%, 09/15/2009 (e)<F32>                73,680
     67,183     Pool # 2594, 4.000%, 10/15/2009 (e)<F32>                67,069
    146,041     Pool # 2808, 4.000%, 09/15/2012 (e)<F32>               145,585
    500,248     Pool # 2775, 3.000%, 11/15/2013                        485,101
    541,813     Pool # 2693, 3.000%, 03/15/2019 (e)<F32>               537,678
    347,503     Pool # 2802, 4.500%, 02/15/2020 (e)<F32>               345,965
    514,003     Pool # 2692, 3.500%, 01/15/2023 (e)<F32>               506,308
              FHLMC Gold Pool
    667,813     Pool # B14039, 4.000%, 05/01/2014                      645,847
    797,219     Pool # G11786, 5.000%, 10/01/2014                      790,738
    783,826     Pool # B18639, 4.000%, 01/01/2015                      749,545
    579,672     Pool # G11672, 5.000%, 03/01/2015                      575,075
    162,350     Pool # B19614, 5.000%, 07/01/2015                      161,027
    758,463     Pool # G11745, 5.000%, 07/01/2015                      757,119
    239,803     Pool # A45788, 6.500%, 05/01/2035                      245,808
              FHLMC Remic
    431,259     Series 2848, 5.000%, 06/15/2015 (e)<F32>               430,957
    242,205     Series 2695, 4.500%, 09/15/2015 (e)<F32>               241,698
    105,550     Series 2508, 4.500%, 03/15/2016                        104,825
    347,546     Series 2691, 4.000%, 01/15/2018 (e)<F32>               345,456
    401,157     Series 2827, 5.000%, 01/15/2021 (e)<F32>               400,839
    188,584     Series 2793, 4.500%, 09/15/2029                        183,870
    347,605   FNMA
                Pool # 2004-64, 5.000%, 03/25/2034                     344,065
              FNMA Grantor Trust
    446,876     Pool # 2005-T2, 4.204%, 11/28/2035 (c)<F30>(e)<F32>    446,712
    310,477     Pool # 2004-T2, 7.000%, 11/25/2043                     322,418
    538,048   FNMA Pass-thru
                Pool # 387219, 4.125%, 01/01/2010                      521,578
              FNMA Pass-thru Intermediate 15 Year
  1,836,149     Pool # 357312, 5.000%, 12/01/2017                    1,819,433
    173,892     Pool # 254759, 4.500%, 06/01/2018                      169,600
    810,434     Pool # 254865, 4.500%, 09/01/2018                      790,430
  2,191,579   FNMA Pass-thru Long 30 Year
                Pool # 735502, 6.000%, 04/01/2035                    2,212,301
              FNMA Pass-thru Short 10 Year
    159,092     Pool # 254659, 4.500%, 02/01/2013                      156,405
    354,259     Pool # 768008, 5.000%, 06/01/2013                      354,031
    203,596     Pool # 768009, 5.000%, 06/01/2013                      203,465
    330,171     Pool # 254806, 4.500%, 07/01/2013                      324,597
    195,614     Pool # 763019, 5.000%, 08/01/2013                      195,488
    419,979     Pool # 254909, 4.000%, 09/01/2013                      406,327
    978,076     Pool # 255639, 5.000%, 02/01/2015                      977,447
              FNMA Pool
  1,419,000     Pool # 385537, 4.745%, 11/01/2012                    1,382,240
    214,448     Pool # 254758, 4.500%, 06/01/2013                      210,827
    342,394     Pool # 386341, 3.810%, 08/01/2013                      319,341
    319,922     Pool # 555203, 7.000%, 09/01/2032                      333,352
              FNMA Remic
    198,000     Series 2003-88, 3.500%, 04/25/2011                     194,785
    376,976     Series 2002-83, 5.000%, 11/25/2012 (e)<F32>            376,526
  1,361,840     Series 2005-35, 4.000%, 08/25/2018                   1,316,861
  1,171,136     Series 2004-93, 4.250%, 04/25/2019                   1,137,469
    173,117     Series 2003-58, 3.500%, 10/25/2021 (e)<F32>            170,557
              FNMA TBA
    580,000     5.000%, 01/15/2021 (d)<F31>                            573,656
    270,000     4.500%, 02/15/2021 (d)<F31>                            262,575
  1,920,000     5.500%, 02/15/2021 (d)<F31>                          1,929,600
  5,665,000     4.500%, 01/15/2036 (d)<F31>                          5,333,949
 10,190,000     5.000%, 01/15/2036 (d)<F31>                          9,871,563
              FNMA TBA (continued)
  5,010,000     5.500%, 01/15/2036 (d)<F31>                          4,959,900
  1,965,000     5.500%, 02/15/2036 (d)<F31>                          1,943,507
 14,430,000     6.000%, 02/15/2036 (d)<F31>                         14,542,727
    185,561   FNMA Whole Loan
                Pool # 2003-W2, 5.500%, 07/25/2042 (e)<F32>            185,143
              GMAC Commercial Mortgage Securities Inc.
     22,330     Pool # 1999-C1, 5.830%, 05/15/2033 (e)<F32>             22,306
    824,569     Pool # 2003-C1, 3.337%, 05/10/2036                     778,302
    635,000   Greenwich Capital Commercial Funding Corp.
                Pool # 2005-GG5, 5.117%, 04/10/2037                    636,542
     31,875   LB Commercial Conduit Mortgage Trust
                Pool # 1998-C4, 5.870%, 10/15/2035 (e)<F32>             31,851
              LB-UBS Commercial Mortgage Trust
    220,000     Pool # 2005-C5, 4.885%, 09/15/2030                     218,422
    945,000     Pool # 2005-C7, 5.103%, 11/15/2030                     945,814
    343,627     Pool # 1999-C1, 6.410%, 06/15/2031 (e)<F32>            345,047
    318,054   Master Alternative Loans Trust
                Pool # 2004-6, 4.500%, 07/25/2014                      312,112
              Master Asset Securitization Trust
    224,214     Pool # 2004-3, 4.750%, 01/25/2014                      220,983
    135,051     Pool # 2003-11, 4.000%, 12/25/2033 (e)<F32>            134,089
    662,743   Morgan Stanley Capital I
                Pool # 2003-IQ4, 3.270%, 05/15/2040                    622,398
              Nomura Asset Acceptance Corp.
     70,153     Pool # 2004-AP3, 4.579%, 10/25/2034 (c)<F30>(e)<F32>    70,170
    285,367     Pool # 2005-AP3, 4.509%, 08/25/2035 (c)<F30>(e)<F32>   285,419
    285,186   Nomura Asset Securities Corp.
                Pool # 1998-D6, 6.280%, 03/15/2030 (e)<F32>            287,140
    127,275   Residential Asset Securitization Trust
                Pool # 2004-R1, 2.750%, 08/25/2033 (e)<F32>            126,221
              Wachovia Bank Commercial Mortgage Trust
     94,111     Pool # 2002-C1, 4.539%, 04/15/2034 (e)<F32>             93,739
    478,646     Pool # 2003-C5, 2.986%, 06/15/2035                     444,830
                                                                   -----------
              TOTAL MORTGAGE BACKED SECURITIES
              (Cost $70,772,839)                                    70,643,276
                                                                   -----------

              SHORT TERM INVESTMENTS  27.2%

              U.S. Government Agency Issues (g)<F34> 26.8%
 24,100,000   Federal Home Loan Bank Discount Note,
                3.090%, 01/03/2006 (e)<F32>                         24,095,917
  1,980,000   Freddie Mac Discount Note,
                0.000%, 01/17/2006 (e)<F32>                          1,976,308
    640,000   Fannie Mae Discount Note,
                0.000%, 01/23/2006 (e)<F32>                            638,357
                                                                   -----------
                                                                    26,710,582
                                                                   -----------

              Variable Rate Demand Notes (f)<F33>  0.4%
    222,723   American Family Financial Services Inc.,
                4.025%, 12/31/2031 (e)<F32>                            222,723
    118,541   Wisconsin Corporate Central Credit Union,
                4.050%, 12/31/2031 (e)<F32>                            118,541
                                                                   -----------
                                                                       341,264
                                                                   -----------
              TOTAL SHORT TERM INVESTMENTS
                (Cost $27,051,846)                                  27,051,846
                                                                   -----------

              TOTAL INVESTMENTS  141.7%
              (Cost $141,657,272)                                  141,125,718

              Liabilities in Excess of Other Assets  (41.7)%       (41,524,879)
                                                                   -----------

              TOTAL NET ASSETS  100.0%                             $99,600,839
                                                                   -----------
                                                                   -----------

(a)<F28> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $2,443,437 (2.5% of net assets) at December 31, 2005.
(b)<F29>   Foreign Issued.
(c)<F30>   Adjustable Rate.
(d)<F31>   When-issued security.
(e)<F32>   Security marked as segregated to cover when-issued security.
(f)<F33> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2005.
(g)<F34> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005 (Unaudited)

ASSETS:
Investments at value (cost $141,657,272)                          $141,125,718
Cash                                                                    91,586
Interest receivable                                                    663,099
Receivable for investments sold                                     39,644,218
Receivable for Fund shares sold                                      2,128,889
Receivable from Adviser                                                    547
Other assets                                                            13,636
                                                                  ------------
Total assets                                                       183,667,693
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   84,042,537
Accrued expenses                                                        24,317
                                                                  ------------
Total liabilities                                                   84,066,854
                                                                  ------------
NET ASSETS                                                        $ 99,600,839
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $100,945,679
Undistributed net investment income                                    490,327
Accumulated net realized loss                                       (1,303,613)
Net unrealized depreciation on investments                            (531,554)
                                                                  ------------
NET ASSETS                                                        $ 99,600,839
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                               9,758,436
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.21
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2005
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Interest                                                        $ 1,943,914
                                                                -----------

EXPENSES:
Investment advisory fees (Note 3)                                   203,044
Fund administration and accounting fees                              38,717
Custody fees                                                         18,782
Audit fees                                                           12,080
Federal and state registration fees                                  10,640
Legal fees                                                            8,537
Shareholder servicing fees                                            5,466
Chief Compliance Officer expenses                                     3,007
Directors' fees and related expenses                                  2,677
Reports to shareholders                                               1,069
Other                                                                 3,300
                                                                -----------
Total expenses before waiver and reimbursement                      307,319
Waiver and reimbursement of expenses by Adviser (Note 3)           (210,631)
                                                                -----------
Net expenses                                                         96,688
                                                                -----------
NET INVESTMENT INCOME                                             1,847,226
                                                                -----------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investments                                 (1,029,856)
Change in net unrealized
  appreciation/depreciation on investments                         (340,126)
                                                                -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                            (1,369,982)
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $   477,244
                                                                -----------
                                                                -----------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                        SIX MONTHS ENDED
                                                       DECEMBER 31, 2005       YEAR ENDED
                                                          (UNAUDITED)        JUNE 30, 2005
                                                       -----------------     -------------
OPERATIONS:
Net investment income                                      $ 1,847,226        $  3,395,081
Net realized gain (loss) on investments                     (1,029,856)          3,541,492
Change in net unrealized
  appreciation/depreciation on investments                    (340,126)            111,889
                                                           -----------        ------------
Net increase in net assets
  resulting from operations                                    477,244           7,048,462
                                                           -----------        ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                       (1,382,334)         (3,674,697)
Net realized gain on investments                              (536,017)         (1,406,257)
                                                           -----------        ------------
Net decrease in net assets resulting
  from distributions paid                                   (1,918,351)         (5,080,954)
                                                           -----------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                  6,345,854           7,892,450
Shares issued to holders in
  reinvestment of distributions                              1,167,839           3,419,777
Shares redeemed                                             (2,190,930)        (41,473,074)
                                                           -----------        ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                            5,322,763         (30,160,847)
                                                           -----------        ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                      3,881,656         (28,193,339)
                                                           -----------        ------------

NET ASSETS:
Beginning of period                                         95,719,183         123,912,522
                                                           -----------        ------------
End of period
  (includes undistributed net investment income
  of $490,327 and $25,435, respectively)                   $99,600,839        $ 95,719,183
                                                           -----------        ------------
                                                           -----------        ------------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
FINANCIAL HIGHLIGHTS

                                             SIX MONTHS
                                               ENDED           YEAR           YEAR           YEAR           YEAR          PERIOD
                                            DECEMBER 31,      ENDED          ENDED          ENDED          ENDED          ENDED
                                                2005         JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                            (UNAUDITED)        2005           2004           2003           2002       2001(1)<F35>
                                            ------------     --------       --------       --------       --------     ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $10.36         $10.22         $10.62         $10.28         $10.02         $10.00

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                            0.20           0.37           0.31           0.35           0.35           0.18
Net realized and unrealized
  gain (loss) on investments                    (0.14)          0.27          (0.15)          0.45           0.35           0.02
                                               ------         ------         ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                          0.06           0.64           0.16           0.80           0.70           0.20
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                      (0.15)         (0.37)         (0.31)         (0.35)         (0.35)         (0.18)
From net realized gain on investments           (0.06)         (0.13)         (0.25)         (0.11)         (0.09)            --
                                               ------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                        (0.21)         (0.50)         (0.56)         (0.46)         (0.44)         (0.18)
                                               ------         ------         ------         ------         ------         ------

NET ASSET VALUE, END OF PERIOD                 $10.21         $10.36         $10.22         $10.62         $10.28         $10.02
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN(2)<F36>                            0.54%          6.32%          1.53%          7.93%          7.15%          1.98%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                              $99,601        $95,719       $123,913       $135,211        $35,435         $7,242
Ratio of expenses to
  average net assets(3)<F37>(4)<F38>            0.20%          0.40%          0.42%          0.42%          0.37%          0.30%
Ratio of net investment income to
  average net assets(3)<F37>(4)<F38>            3.82%          3.07%          2.39%          3.78%          3.79%          5.21%
Portfolio turnover rate(2)<F36>                  453%         1,080%         1,104%           625%         1,624%           212%

(1)<F35>   Commenced operations on February 23, 2001.
(2)<F36>   Not annualized for periods less than a full year.
(3)<F37> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.64%, 0.62%, 0.62%, 0.62%, 1.02% and 2.64%
           and the ratio of net investment income to average net assets would have been 3.38%, 2.85%, 2.19%, 3.58%, 3.14% and 2.87% for the periods ended December 31, 2005, June 30, 2005, June 30, 2004, June 30, 2003, June 30, 2002 and June 30, 2001, respectively.
(4)<F38>   Annualized.

See notes to financial statements.

                                   FRONTEGRA
                                   IRONBRIDGE
                                 SMALL CAP FUND

                                   FRONTEGRA
                                   IRONBRIDGE
                                   SMID FUND

REPORT FROM IRONBRIDGE CAPITAL MANAGEMENT, L.P.:

Dear Fellow Shareholders:

The Frontegra IronBridge Small Cap Fund's return of 7.45% surpassed the 5.88% return of its benchmark, the Russell 2000 Index for the six months ending December 31, 2005.

PORTFOLIO REVIEW

For the year, we struggled to keep up with our benchmark as the only game in town was Energy and Commodities, which we have always confessed are not our strong suits. While we had dubbed this year our "Lance Armstrong Year", in reference to Lance winning the Tour de France seven years in a row, a 7th consecutive year of outperformance victory was not to be for IronBridge. The year 2005 was a humbling year for many investors in financial assets. Consider the S&P 500 Index was up 4.91%, the Russell 2000 Index was up 4.55%, the Nasdaq Composite was up only 2.12% and the Dow Jones Industrial Average was down 0.61%. The Lehman Brothers Aggregate Bond Index was up 2.43%. However, mid cap stocks, up 12.5%, and international stocks, up 15%, seem to be percolating. While we had entered the year with tempered expectations for the stock market, and particularly small cap stocks, we expected a little more from "the market" and certainly more value added from our investment process. Note, this is the first time in the last seven years that the S&P 500 Index outperformed the Russell 2000 Index.

REFLECTIONS FOR 2005:

My first boss and mentor, Bob Hendricks, trained me to always reflect upon the pros and cons of meetings, decisions, choices and now annual investment results. It's a discipline we embrace at IronBridge. I would like to share some of those reflections in this year's shareholder letter.

The process is still working.  Our process identifies companies that are doing
-----------------------------
the right thing to create shareholder value and have a high probability of beating expectations. Our job is to quickly and efficiently find those companies, buy those companies with minimal price impact, and properly diversify and weight them in such a way as to minimize industry and style risk, forcing excess return to come from stock selection.

One way to measure whether our stock selection skills are up to snuff is to monitor our success rate for companies bought and sold throughout the year. A success is a purchase or an existing holding that outperforms the benchmark, or a sale that underperforms the benchmark. Our success rate was 60%, which is what we expect from the process. The process is still working.

We had some impressive stock picks.  Intuitive Surgical, Inc. is up 300% for the
-----------------------------------
year and 1,700% since our initial purchase in 2002. Intuitive Surgical is exactly what we seek to buy in the Rockets component of the portfolio. It was highlighted by IronBridge as a buy in Forbes three years ago and to our clients as one of the "IronBridge Innovators" in an earlier shareholder letter. Intuitive Surgical has strong patents on robotic surgery, which is minimally invasive, more precise and has potential applications to a huge market of which the size is impossible to forecast. Note, we suffered through a few years of underperformance before the company hit its stride and began to move towards reaching its potential. Often, we are early with our Rockets, but patience can pay off over the long term. Another big win was Cerner Corp., which was up 100% this year and 300% since our original purchase. Cerner is hitting its stride. The firm's technology solutions help make the healthcare industry more efficient by lowering costs and minimizing medical errors. Our Cerner investment thesis was tested several times when short selling hedge funds, seeking to manipulate the price downward, circulated bogus reports about the quality of its accounting. Other big winners include JLG Industries, Inc. +132%, Knight Transportation, Inc. +25%, Raven Industries, Inc. +37%, Valmont Industries, Inc. +35%, aQuantive, Inc. +182% and Thoratec Corp. +99%, to name a few. While Energy and Commodities dominated investment performance for the year, we found several big winners from other industries. Nothing is more satisfying to our team than identifying companies that are doing the right thing to create shareholder value with a high probability of beating expectations, and then letting the quarters hit and watching the stock price reach potential value, capturing great returns for our clients. We are confident that we will retain our stock picking skills and that we can, and will continue to, find big winners for our clients.

We outperformed the benchmark nearly 300 bps from Q2 through Q4.  This might
----------------------------------------------------------------
sound like playing games with performance time periods in order to make performance sound better than it really is. Make no mistake, our relative performance this year is unacceptable, and we are not happy about ending our six year winning streak. However, the first quarter was quite unique in a lot of ways. We discovered that trying to invest over $1.5 billion into 90 small companies was like trying to put 10 lbs. of shiitake mushrooms into a 5 lb bag. Something had to give. What gave was price impact and, ultimately, performance. Good buy/sell decisions were being undermined by the price impact associated with liquidity and ownership constraints. In order to reduce execution costs associated with price impact, we made a decision to increase the number of holdings in the portfolio. Since that decision at the end of Q1, the portfolio has outperformed the index by nearly three percentage points. We understand that ultimately, the only performance time period that counts is your time period.

We had some more challenging stock picks.  More recently, stock selection,
-----------------------------------------
particularly in the Industrials and Financials, accounted for virtually all of the underperformance during the fourth quarter. A couple of our larger Industrial holdings, American Superconductor Corp. (-23%) and Mercury Computer Systems, Inc. (-24%), contributed nearly half of the underperformance. We believe the selling pressure in these two names was exaggerated due to tax loss selling. We also believe that these two companies offer compelling value at current prices and offer significant upside when their businesses begin to gain traction. It is very possible that American Superconductor could be the "next Intuitive Surgical" in the portfolio, and we believe our patience will pay off.

However, we lost patience with a few of our financials that had plagued us for the better part of the year. Doral Financial Corp. was down 35% in the fourth quarter when the company announced that it would not be able to file a 10-K this year (something management had specifically promised us) and cut its dividend in half. First Bancorp Puerto Rico was down 24% when the SEC announced it was investigating its mortgage loans accounting. Both stocks were sold because IronBridge is no longer in a position to validate our investment thesis until Doral's 10-K is filed and the outcome of First Bancorp Puerto Rico's investigation is known. These two positions accounted for the balance of the underperformance during the final quarter of 2005.

The investment background was full of anomalies causing us to ask "Is it
------------------------------------------------------------------------
different this time?"  For example:
---------------------

How could commodities be soaring and inflation be benign?

How could the yield curve be flat with such strong growth in the economy and evidence of rising inflation?

How could small companies sustain premium valuations over large?

What do all of these anomalies mean for future CFROI(R) winners and losers?

Seeking insights about future CFROI winners and losers by exploring anomalies:

When presented with investment anomalies, the act of seeking an alternative hypothesis may result in new insights. Below, we explore possible insights from several of our seemingly rejected investment hypotheses.

Anomaly #1: How could commodities be soaring and inflation be benign?
-----------

Original Hypothesis:  Soaring commodities and strong economic growth, combined
--------------------
with the return of "pricing power", means inflation must be on the rise.

Alternative Hypothesis and Potential Insight:  Twin secular deflationary forces
---------------------------------------------
are keeping inflation down even as commodities spike. The first deflationary force is the global price of labor. The spread of freedom and Capitalism around the world has resulted in the entrance of more than one billion new workers into the global labor market. According to a recent article in Business Week, an accountant in Bulgaria is paid $0.83 per hour compared to $26.40 per hour for an accountant in Germany. As companies take advantage of this labor arbitrage, a powerful deflationary force is unleashed on the price of global labor. A second deflationary force is technology and the Internet. A networked world, combined with the digitalization of everything, allows capital and work to flow to its most productive (low cost) use at literally the speed of light. Because these two deflationary forces carry significantly more weight than commodities in the total inflation equation, commodities can soar while inflation remains benign.

Anomaly #2:  How could the yield curve be flat with such strong growth in the
-----------
economy and evidence of rising inflation?

Original Hypothesis: Evidence of stronger economic growth, combined with rising
--------------------
inflation, should result in higher short term and even higher long term interest rates.

Alternative Hypothesis and Potential Insight:  The consequence of huge U.S.
---------------------------------------------
trade deficits is that foreigners have to put the money somewhere large, safe and liquid, which is the U.S. treasury market. Large purchases of U.S. government debt by foreigners have kept long term interest rates artificially low. This low rate environment will persist for as long as foreigners continue purchasing U.S. government debt. Longer term, inflation risks exist because the U.S. government continues to spend more money than it receives. Failure to restructure Social Security and Medicare, combined with excessive spending, means that ultimately the government will have to print money to meet its obligations, which should result in currency devaluation and increases in inflation. However, that day may be several years, and maybe even decades, into the future. For now, the current deflationary forces of global competition and productivity improvements work to keep near term inflation in check.

Anomaly #3:  How could small companies sustain such huge premium valuations over
-----------
large?

Original Hypothesis:  Small caps should begin to underperform large caps. This
--------------------
hypothesis was based on CSFB/HOLT's "size differential" which stood at -25 basis points at the beginning of the year. CSFB/HOLT calculates that over the long term, investors demand about 80 basis points of risk premium in the discount rate for small companies over large companies due to liquidity risk. When
IronBridge started its small cap product, that premium was 300 basis   points
indicating   investors were demanding way too much. That relationship inspired an investment hypothesis that small companies should significantly outperform large companies over the next several years. In fact, that turned out to be quite a lucrative hypothesis for our clients and us (since we too are invested in our product). Today, the size differential is -53 basis points, which is 130 basis points below its historical norm. This not only seems too little, but actually, irrational. Rather than regress to the mean, the spread widened further. What could this mean?

Alternative Hypothesis and Potential Insight:  Perhaps the CSFB/HOLT "size
---------------------------------------------
differential" is missing something. Perhaps because the calculation assumes CFROI's fade to 6% and growth to 2% for all companies (large and small) it is missing an insight about future CFROI's and growth for small companies relative to large companies. Maybe large multinational companies are the victims, and small companies are the beneficiaries of what Thomas L. Friedman calls Globalization 3.0 in his book "The World Is Flat." Friedman argues that there were three stages of globalization, each resulting in great wealth creation and big shifts in terms of winners and losers. The current transition to Global 3.0 started with the fall of the Berlin Wall when the economic concept of Communism was finally defeated. Half of the world needed to move toward a better economic system, which is Capitalism. Shortly thereafter, the Internet bubble attracted $1 trillion of capital investment, ultimately funding a networked world. Size, which used to be a competitive advantage, could actually be a competitive disadvantage in a world that is rapidly changing faster than ever before. Global
3.0 breaks down barriers to entry. New competitors will come from small, innovative, nimble companies literally anywhere in the world, potentially resulting in rapidly fading CFROI for large U.S. companies currently experiencing record levels of profitability. Small companies may be in a position to take advantage of these changes more effectively than big companies as global competitive advantage moves away from scale (attacking large markets by producing high volumes to lower cost per unit) towards niche and nimble markets (higher margin lower volume customized product). It is possible.

IS IT DIFFERENT THIS TIME?

Maybe this time IS different. Maybe commodities can soar while inflation stays benign. The CPI can increase faster than the "core" rate of inflation, and GDP growth can accelerate while the long term Treasury rates fall. Maybe the world is being turned upside down and pigs can fly. In our October, 2004 shareholder letter, we identified that "pigs were flying," which referenced the incredible price strength of steel, old economy and commodity-type businesses. Historically, those companies have been cyclical and should have given back their gains by now. Therefore, in one sense, this time it is already different.

Market leadership infers that investors do believe "it is different" this time. If that is true, one would construct a portfolio of:

1) Energy - because global consumption of energy will grow faster than global supply.

2)   Commodities - for the same reason.

3) Building Materials - because low interest rates will continue to fuel higher home prices and more home ownership and infrastructure investment.

4) Consumer stocks - because low rates will continue to encourage consumer borrowing and increase home equity and increases in global prosperity.

5) Industrials - because they will benefit from economies transitioning to capitalism from communism as they invest in infrastructure to support longer term economic growth.

6) Internet and broadband - because they are essential components of Global 3.0, the networked world.

7) Supply chain management and transportation companies - because they are the network that allows efficient transportation of inventory and finished product to travel from where they are produced to where they are consumed.

8) Outsourcing firms - because as larger companies adjust to a more competitive environment, they need to outsource non-essential functions.

Certainly, our diversified portfolio has plenty of representation among all of the above themes, but we also have financials, healthcare, utilities and consumer staples. Our dual diversification strategy helps us sleep quite well at night in case what is currently "obvious" to market participants suddenly changes. Market perceptions change and, when they do, prices change violently and quickly. Thank goodness our investment discipline provides some protection from sudden, unanticipated changes in perception.

OUTLOOK:

If it truly is different this time, then we are in uncharted territory, and we could be in the early stages of another period of sustained great wealth creation. CFROI's are high. Economic growth is strong. Taxes on capital gains and income are relatively low. Inflation is benign. It appears that the Federal Reserve interest rate tightening cycle is almost complete. Right now, the environment for wealth creation is robust.

However, if one believes that eventually corporate profitability will fade back down towards the long term average of 6%, one should expect about a 5% - 7% return from small companies over the next year. This outlook is based on our discount rate work from CSFB/HOLT. We expect another volatile year as the market struggles to answer many of the anomalies highlighted in this letter.

We know we do not have a long term edge over our competition as to predicting what inflation, taxes and economic growth will ultimately be. Our competitive edge resides firmly at the company-specific level, where we focus on companies that are doing the right thing to create shareholder value and have a high probability of beating expectations implied by their current share price. To that end, we feel great about the companies in our portfolio. Given our confidence in our process, our hit rate, and our long term track record, we expect to start a new streak of outperformance in 2006.

Thank you for your continued support.

/s/Christopher Faber                    /s/Jeffrey B. Madden

Christopher Faber                       Jeffrey B. Madden
IronBridge Capital Management, L.P.     IronBridge Capital Management, L.P.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

     Date           Frontegra IronBridge Small Cap Fund      Russell 2000 Index
     ----           -----------------------------------      ------------------
   8/30/2002*<F39>               $100,000                        $100,000
   9/30/2002                      $95,200                         $92,819
  12/31/2002                     $106,200                         $98,534
   3/31/2003                     $104,500                         $94,108
   6/30/2003                     $130,400                        $116,152
   9/30/2003                     $136,000                        $126,696
  12/31/2003                     $152,713                        $145,095
   3/31/2004                     $160,082                        $154,179
   6/30/2004                     $162,027                        $154,900
   9/30/2004                     $159,571                        $150,479
  12/31/2004                     $181,408                        $171,683
   3/31/2005                     $166,490                        $162,520
   6/30/2005                     $175,746                        $169,543
   9/30/2005                     $189,575                        $177,506
  12/31/2005                     $188,832                        $179,516

*<F39>  8/30/02 commencement of operations.

Portfolio Total Return**<F40>
FOR THE PERIOD ENDED 12/31/05

SIX MONTHS                         7.45%

ONE YEAR                           4.09%

THREE YEAR
AVERAGE ANNUAL                    21.15%

SINCE COMMENCEMENT
AVERAGE ANNUAL                    20.98%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F40> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS
December 31, 2005 (Unaudited)

Number of Shares                                                         Value
----------------                                                         -----
               COMMON STOCKS  97.8%

               Aerospace & Defense  1.7%
     55,139    Cubic Corp.                                        $  1,100,574
    128,655    Mercury Computer Systems, Inc. (a)<F41>               2,654,153
    215,346    Orbital Sciences Corp. (a)<F41>                       2,765,043
                                                                  ------------
                                                                     6,519,770
                                                                  ------------

               Air Freight & Logistics  0.5%
     49,041    Forward Air Corp.                                     1,797,353
                                                                  ------------

               Biotechnology  3.7%
    210,663    Cepheid, Inc. (a)<F41>                                1,849,621
     70,440    Digene Corp. (a)<F41>                                 2,054,735
    234,228    Exelixis, Inc. (a)<F41>                               2,206,428
    165,528    LifeCell Corp. (a)<F41>                               3,156,619
    250,587    Maxygen Inc. (a)<F41>                                 1,881,908
     53,830    Techne Corp. (a)<F41>                                 3,022,554
                                                                  ------------
                                                                    14,171,865
                                                                  ------------

               Building Products  2.1%
    175,701    Apogee Enterprises, Inc.                              2,849,870
     76,283    Lennox International Inc.                             2,151,181
     50,735    Universal Forest Products, Inc.                       2,803,109
                                                                  ------------
                                                                     7,804,160
                                                                  ------------

               Capital Markets  2.7%
     88,204    A.G. Edwards, Inc.                                    4,133,239
    137,461    Jefferies Group, Inc.                                 6,182,996
                                                                  ------------
                                                                    10,316,235
                                                                  ------------

               Chemicals  6.6%
    191,013    Agrium, Inc. (b)<F42>                                 4,200,376
     50,860    FMC Corp. (a)<F41>                                    2,704,226
     85,835    Headwaters Inc. (a)<F41>                              3,041,992
    136,125    Lubrizol Corp.                                        5,911,909
    168,972    Methanex Corp. (b)<F42>                               3,166,535
    217,516    Symyx Technologies, Inc. (a)<F41>                     5,936,012
                                                                  ------------
                                                                    24,961,050
                                                                  ------------

               Commercial Banks  6.9%
     66,525    BOK Financial Corp.                                   3,022,231
    110,258    Cathay General Bancorp                                3,962,673
    125,244    Community Bank System, Inc.                           2,824,252
    127,795    First Midwest Bancorp, Inc.                           4,480,493
    117,207    Pacific Capital Bancorp                               4,170,225
    135,491    Texas Regional Bancshares, Inc. - Class A             3,834,395
    112,480    United Bankshares, Inc.                               3,963,795
                                                                  ------------
                                                                    26,258,064
                                                                  ------------

               Commercial Services & Supplies  1.4%
    113,607    Duratek Inc. (a)<F41>                                 1,696,153
     99,229    John H. Harland Co.                                   3,731,010
                                                                  ------------
                                                                     5,427,163
                                                                  ------------

               Communications Equipment  1.8%
    148,603    Powerwave Technologies, Inc. (a)<F41>                 1,867,940
    140,970    Tekelec (a)<F41>                                      1,959,483
    109,500    ViaSat, Inc. (a)<F41>                                 2,926,935
                                                                  ------------
                                                                     6,754,358
                                                                  ------------

               Computers & Peripherals  1.0%
     59,215    Komag, Inc. (a)<F41>                                  2,052,392
     73,918    Synaptics Inc. (a)<F41>                               1,827,253
                                                                  ------------
                                                                     3,879,645
                                                                  ------------

               Construction Materials  0.5%
     37,821    Texas Industries, Inc.                                1,884,999
                                                                  ------------

               Consumer Finance  0.8%
     73,535    CompuCredit Corp. (a)<F41>                            2,829,627
                                                                  ------------

               Containers & Packaging  0.8%
    144,064    Longview Fibre Co.                                    2,997,972
                                                                  ------------

               Distributors  0.6%
    198,321    Source Interlink Companies, Inc. (a)<F41>             2,205,329
                                                                  ------------

               Diversified Financial Services  0.2%
     21,100    GATX Corp.                                              761,288
                                                                  ------------

               Electric Utilities  0.6%
     64,832    Black Hills Corp.                                     2,243,835
                                                                  ------------

               Electrical Equipment  1.9%
    338,826    American Superconductor Corp. (a)<F41>                2,666,561
     97,815    Thomas & Betts Corp. (a)<F41>                         4,104,317
      6,086    Woodward Governor Co.                                   523,457
                                                                  ------------
                                                                     7,294,335
                                                                  ------------

               Electronic Equipment & Instruments  4.7%
    405,599    Aeroflex Inc. (a)<F41>                                4,360,189
     39,774    Itron, Inc. (a)<F41>                                  1,592,551
    423,077    Kemet Corp. (a)<F41>                                  2,991,154
     50,676    OSI Systems, Inc. (a)<F41>                              931,932
     87,908    Rofin-Sinar Technologies, Inc. (a)<F41>               3,821,361
    115,243    Trimble Navigation Ltd. (a)<F41>                      4,089,974
                                                                  ------------
                                                                    17,787,161
                                                                  ------------

               Energy Equipment & Services  2.8%
     89,751    Oceaneering International, Inc. (a)<F41>              4,467,805
     97,705    TETRA Technologies, Inc. (a)<F41>                     2,981,956
     56,425    Unit Corp. (a)<F41>                                   3,105,068
                                                                  ------------
                                                                    10,554,829
                                                                  ------------

               Food & Staples Retailing  1.1%
    135,464    BJ's Wholesale Club, Inc. (a)<F41>                    4,004,316
                                                                  ------------

               Food Products  1.0%
    124,582    Peet's Coffee & Tea Inc. (a)<F41>                     3,781,064
                                                                  ------------

               Gas Utilities  0.7%
     80,982    AGL Resources, Inc.                                   2,818,983
                                                                  ------------

               Health Care Equipment & Supplies  6.5%
     90,404    ABIOMED, Inc. (a)<F41>                                  835,333
    185,781    American Medical Systems Holdings, Inc. (a)<F41>      3,312,475
     59,109    Analogic Corp.                                        2,828,366
     18,095    Intuitive Surgical, Inc. (a)<F41>                     2,122,001
     59,070    Millipore Corp. (a)<F41>                              3,900,983
     91,894    Respironics, Inc. (a)<F41>                            3,406,510
     52,660    SonoSite, Inc. (a)<F41>                               1,843,627
    138,353    Thoratec Corp. (a)<F41>                               2,862,523
     87,606    Varian Inc. (a)<F41>                                  3,485,843
                                                                  ------------
                                                                    24,597,661
                                                                  ------------

               Health Care Providers & Services  3.6%
     51,151    Cerner Corp. (a)<F41>                                 4,650,137
    136,822    CryoLife, Inc. (a)<F41>                                 456,986
     76,167    Merge Technologies Inc. (a)<F41>                      1,907,222
    134,525    Owens & Minor, Inc.                                   3,703,473
    129,950    Ventiv Health, Inc. (a)<F41>                          3,069,419
                                                                  ------------
                                                                    13,787,237
                                                                  ------------

               Hotels, Restaurants & Leisure  1.4%
    121,035    California Pizza Kitchen, Inc. (a)<F41>               3,869,489
    155,726    Mikohn Gaming Corp. (a)<F41>                          1,537,016
                                                                  ------------
                                                                     5,406,505
                                                                  ------------

               Industrial Conglomerates  0.8%
    102,397    Raven Industries, Inc.                                2,954,153
                                                                  ------------

               Insurance  2.6%
     49,867    AmerUs Group Co.                                      2,825,963
     34,267    Selective Insurance Group, Inc.                       1,819,578
     60,074    Stewart Information Services Corp.                    2,923,801
     63,545    The Midland Co.                                       2,290,162
                                                                  ------------
                                                                     9,859,504
                                                                  ------------

               Internet Software & Services  1.4%
     87,062    aQuantive, Inc. (a)<F41>                              2,197,445
     89,003    Audible, Inc. (a)<F41>                                1,142,799
    107,175    Openwave Systems Inc. (a)<F41>                        1,872,347
                                                                  ------------
                                                                     5,212,591
                                                                  ------------

               IT Services  1.4%
     35,200    CACI International Inc. - Class A (a)<F41>            2,019,776
    138,360    eFunds Corp. (a)<F41>                                 3,243,158
                                                                  ------------
                                                                     5,262,934
                                                                  ------------

               Leisure Equipment & Products  3.3%
    273,407    Callaway Golf Co.                                     3,783,953
    332,485    Leapfrog Enterprises, Inc. (a)<F41>                   3,873,450
    320,767    Oakley, Inc.                                          4,712,067
                                                                  ------------
                                                                    12,369,470
                                                                  ------------

               Machinery  4.9%
     70,650    Astec Industries, Inc. (a)<F41>                       2,307,429
    114,613    IDEX Corp.                                            4,711,740
    104,105    JLG Industries, Inc.                                  4,753,434
     88,600    Kaydon Corp.                                          2,847,604
     49,473    Lincoln Electric Holdings, Inc.                       1,962,099
     62,025    Valmont Industries, Inc.                              2,075,357
                                                                  ------------
                                                                    18,657,663
                                                                  ------------

               Marine  0.8%
     56,702    Alexander & Baldwin, Inc.                             3,075,516
                                                                  ------------

               Media  1.6%
    301,344    Imax Corp. (a)<F41>(b)<F42>                           2,127,489
     75,136    Media General, Inc.                                   3,809,395
                                                                  ------------
                                                                     5,936,884
                                                                  ------------

               Metals & Mining  1.1%
     35,144    Chaparral Steel Co. (a)<F41>                          1,063,106
     83,730    Commercial Metals Co.                                 3,143,224
                                                                  ------------
                                                                     4,206,330
                                                                  ------------

               Multi-Utilities & Unregulated Power  2.7%
    269,808    Avista Corp.                                          4,778,300
    150,288    Energen Corp.                                         5,458,460
                                                                  ------------
                                                                    10,236,760
                                                                  ------------

               Oil & Gas  3.8%
     88,382    Cabot Oil & Gas Corp.                                 3,986,028
    192,576    OMI Corp.                                             3,495,254
    114,170    Southwestern Energy Co. (a)<F41>                      4,103,270
     59,240    Swift Energy Co. (a)<F41>                             2,669,947
                                                                  ------------
                                                                    14,254,499
                                                                  ------------

               Paper & Forest Products  0.5%
    162,935    Wausau-Mosinee Paper Corp.                            1,930,780
                                                                  ------------

               Real Estate  2.8%
    210,858    Corporate Office Properties Trust                     7,493,893
     66,992    Mid-America Apartment Communities, Inc.               3,249,112
                                                                  ------------
                                                                    10,743,005
                                                                  ------------

               Road & Rail  1.3%
    237,735    Knight Transportation, Inc.                           4,928,247
                                                                  ------------

               Semiconductor & Semiconductor Equipment  2.6%
     92,667    Actel Corp. (a)<F41>                                  1,179,651
    118,769    Cohu, Inc.                                            2,716,247
    137,577    Cypress Semiconductor Corp. (a)<F41>                  1,960,472
     87,146    Varian Semiconductor
                 Equipment Associates, Inc. (a)<F41>                 3,828,324
                                                                  ------------
                                                                     9,684,694
                                                                  ------------

               Software  3.2%
     39,153    JAMDAT Mobile, Inc. (a)<F41>                          1,040,687
    114,145    MapInfo Corp. (a)<F41>                                1,439,368
     60,000    MICRO Systems, Inc. (a)<F41>                          2,899,200
     64,129    Progress Software Corp. (a)<F41>                      1,819,981
    149,078    Secure Computing Corp. (a)<F41>                       1,827,696
    120,808    THQ Inc. (a)<F41>                                     2,881,271
                                                                  ------------
                                                                    11,908,203
                                                                  ------------

               Specialty Retail  3.4%
    142,699    Men's Wearhouse, Inc. (a)<F41>                        4,201,059
    137,388    Pacific Sunwear Of California, Inc. (a)<F41>          3,423,709
    119,839    Payless Shoesource, Inc. (a)<F41>                     3,007,959
     77,243    Stage Stores, Inc.                                    2,300,296
                                                                  ------------
                                                                    12,933,023
                                                                  ------------

               Textiles, Apparel & Luxury Goods  3.1%
    113,499    Deckers Outdoor Corp. (a)<F41>                        3,134,842
     67,175    Oxford Industries, Inc.                               3,674,473
    221,714    Wolverine World Wide, Inc.                            4,979,696
                                                                  ------------
                                                                    11,789,011
                                                                  ------------

               Thrifts & Mortgage Finance  0.9%
    192,624    Commercial Capital Bancorp, Inc.                      3,297,723
                                                                  ------------

               TOTAL COMMON STOCKS
                 (Cost $316,456,662)                               370,085,794
                                                                  ------------

Principal Amount
----------------
               SHORT TERM INVESTMENTS  2.1%

               U.S. Government Agency Issue (d)<F44> 0.2%
 $  682,000    Federal Home Loan Bank Discount Note,
                 3.090%, 01/03/2006                                    681,885
                                                                  ------------

               Variable Rate Demand Notes (c)<F43>  1.9%
  6,250,956    American Family Financial Services Inc.,
                 4.025%, 12/31/2031                                  6,250,956
  1,033,618    Wisconsin Corporate Central Credit Union,
                 4.050%, 12/31/2031                                  1,033,618
                                                                  ------------
                                                                     7,284,574
                                                                  ------------

               TOTAL SHORT TERM INVESTMENTS
                 (Cost $7,966,459)                                   7,966,459
                                                                  ------------

               TOTAL INVESTMENTS  99.9%
                 (Cost $324,423,121)                               378,052,253

               Other Assets in Excess of Liabilities  0.1%             489,589
                                                                  ------------

               TOTAL NET ASSETS  100.0%                           $378,541,842
                                                                  ------------
                                                                  ------------

(a)<F41>   Non-Income Producing.
(b)<F42>   Foreign Issued.
(c)<F43> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2005.
(d)<F44> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005 (Unaudited)

ASSETS:
Investments at value (cost $324,423,121)                          $378,052,253
Interest and dividend receivable                                       315,531
Receivable for investments sold                                      2,860,039
Receivable for Fund shares sold                                         13,948
Other assets                                                            29,464
                                                                  ------------
Total assets                                                       381,271,235
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                    2,360,865
Payable for Fund shares purchased                                        4,146
Accrued investment advisory fee                                        334,522
Accrued expenses                                                        29,860
                                                                  ------------
Total liabilities                                                    2,729,393
                                                                  ------------
NET ASSETS                                                        $378,541,842
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $324,005,764
Accumulated net investment loss                                       (292,842)
Accumulated net realized gain                                        1,199,788
Net unrealized appreciation on investments                          53,629,132
                                                                  ------------
NET ASSETS                                                        $378,541,842
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              22,043,561
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $17.17
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2005
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends(1)<F45>                                               $ 1,424,864
Interest                                                            273,756
                                                                -----------
                                                                  1,698,620
                                                                -----------

EXPENSES:
Investment advisory fees (Note 3)                                 1,810,420
Fund administration and accounting fees                              59,553
Custody fees                                                         22,374
Federal and state registration fees                                  15,374
Audit fees                                                           10,557
Legal fees                                                            8,889
Shareholder servicing fees                                            8,130
Reports to shareholders                                               3,856
Chief Compliance Officer expenses                                     3,007
Directors' fees and related expenses                                  2,676
Other                                                                 5,711
                                                                -----------
Total expenses before recapture                                   1,950,547
Expenses recaptured by Adviser (Note 3)                              40,915
                                                                -----------
Net expenses                                                      1,991,462
                                                                -----------
NET INVESTMENT LOSS                                                (292,842)
                                                                -----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                  5,988,987
Change in net unrealized
  appreciation/depreciation on investments                       18,393,075
                                                                -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                            24,382,062
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $24,089,220
                                                                -----------
                                                                -----------

(1)<F45>   Net of $6,399 in foreign withholding taxes.

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                        SIX MONTHS ENDED
                                                       DECEMBER 31, 2005       YEAR ENDED
                                                          (UNAUDITED)        JUNE 30, 2005
                                                       -----------------     -------------
OPERATIONS:
Net investment loss                                       $   (292,842)       $   (627,135)
Net realized gain on investments                             5,988,987           2,422,935
Change in net unrealized
  appreciation/ depreciation on investments                 18,393,075          19,185,250
                                                          ------------        ------------
Net increase in net assets
  resulting from operations                                 24,089,220          20,981,050
                                                          ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net realized gain on investments                            (3,758,723)        (14,468,928)
                                                          ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                   (3,758,723)        (14,468,928)
                                                          ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                 51,425,470         171,387,012
Shares issued to holders in
  reinvestment of distributions                              3,621,889          13,297,588
Shares redeemed                                            (15,917,115)        (17,103,906)
                                                          ------------        ------------
Net increase in net assets resulting
  from capital share transactions                           39,130,244         167,580,694
                                                          ------------        ------------

TOTAL INCREASE IN NET ASSETS                                59,460,741         174,092,816
                                                          ------------        ------------

NET ASSETS:
Beginning of period                                        319,081,101         144,988,285
                                                          ------------        ------------
End of period
  (includes accumulated net investment
  income (loss) of $(292,842) and $0, respectively)       $378,541,842        $319,081,101
                                                          ------------        ------------
                                                          ------------        ------------

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
FINANCIAL HIGHLIGHTS

                                             SIX MONTHS
                                               ENDED           YEAR           YEAR               PERIOD
                                            DECEMBER 31,      ENDED          ENDED               ENDED
                                                2005         JUNE 30,       JUNE 30,            JUNE 30,
                                            (UNAUDITED)        2005           2004        2003(1)<F46>(6)<F51>
                                            ------------     --------       --------      --------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $16.14         $15.83         $13.04              $10.00

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                    (0.01)         (0.03)         (0.04)                 --(5)<F50>
Net realized and unrealized
  gain on investments                            1.21           1.38           3.17                3.04
                                               ------         ------         ------              ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                          1.20           1.35           3.13                3.04
                                               ------         ------         ------              ------

LESS DISTRIBUTIONS
  PAID:
From net realized gain on investments           (0.17)         (1.04)         (0.34)                 --
                                               ------         ------         ------              ------
TOTAL DISTRIBUTIONS PAID                        (0.17)         (1.04)         (0.34)                 --
                                               ------         ------         ------              ------

NET ASSET VALUE, END OF PERIOD                 $17.17         $16.14         $15.83              $13.04
                                               ------         ------         ------              ------
                                               ------         ------         ------              ------

TOTAL RETURN(2)<F47>                            7.45%          8.47%         24.25%              30.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)     $378,542       $319,081       $144,988             $54,074
Ratio of expenses to
  average net assets(3)<F48>(4)<F49>            1.10%          1.10%          1.10%               1.10%
Ratio of net investment loss
  to average net assets(3)<F48>(4)<F49>       (0.16)%        (0.27)%        (0.29)%             (0.07)%
Portfolio turnover rate(2)<F47>                   29%            56%            94%                 28%

(1)<F46>   Commenced operations on August 30, 2002.
(2)<F47>   Not annualized for periods less than a full year.
(3)<F48> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.08%, 1.11%, 1.21% and 2.15% and the ratio of net investment loss to average net assets would have been (0.14)%, (0.28)%, (0.40)% and (1.12)% for the periods ended December
           31, 2005, June 30, 2005, June 30, 2004 and June 30, 2003,
           respectively.
(4)<F49>   Annualized.
(5)<F50>   Less than one cent per share.
(6)<F51>   Formerly the Frontegra Horizon Fund for the period ended June 30,
           2003.

See notes to financial statements.

REPORT FROM IRONBRIDGE CAPITAL
MANAGEMENT, L.P.:

Dear Fellow Shareholders:

The Frontegra IronBridge SMID Fund's return of 8.61% exceeded the 6.78% return of its benchmark, the Russell 2500 Index for the six month period ending December 31, 2005.

PORTFOLIO REVIEW

Despite a choppy stock market environment, the Russell 2500 Index returned 8.11% during 2005. Outsized performance in the U.S. was difficult to find throughout the year as exemplified by the less then impressive returns of major indices including the Dow Jones Industrial Average (-.61%), the Nasdaq Composite (+1.37%) and the S&P 500 Index (+4.91%).

It is noteworthy that the S&P 500 Index slightly outperformed the Russell 2000 Index during the fourth quarter and year, which breaks a six-year period of small caps outperforming large caps. An important strategic tilt to our SMID Cap Core product is the overweight of midcap stocks consistent with our research which indicates that small stocks have lower expected returns relative to larger stocks.

Industry winners during the fourth quarter were Industrials and Materials, which benefited from strong economic growth and expectations of infrastructure rebuilding efforts. The economy remains very robust with annualized GDP third quarter growth of 4.1%, representing the tenth consecutive quarter of growth over 3.0%. The strong results are particularly noteworthy given the surge in energy costs triggered by hurricanes Katrina and Rita. These natural disasters boosted planned government spending with New Orleans rebuilding estimated at over $200 billion. This follows the signing of a highway bill with a price tag of $286 billion. In addition, the industry leaders of 2005, Energy and Utilities, finally succumbed to profit taking and lagged all other industries during the fourth quarter. The price of natural gas declined 19% during the quarter, and the Fed continued to raise interest rates making utility yields less appealing.

PORTFOLIO ATTRIBUTION

Our strategy relies on stock selection as the main driver of long-term performance because our risk controls limit industry and life cycle exposure. During the fourth quarter, stock selection contributed the overwhelming majority of excess return while industry weighting slightly detracted. Overall, returns approximated that of the index.

The majority of the positive stock selection was led by Healthcare holdings including Intuitive Surgical, Inc. The firm provides a patented, non-invasive robotic surgery platform and delivered very bullish third quarter results and significantly raised guidance. Materials and Information Technology contributed to excess return; e.g., Georgia-Pacific Corp. was purchased by Koch Industries at a 39% premium and Advanced Micro Devices, Inc. was a strong stock as the firm gained significant market share from Intel. Industrials were the main detractor from stock selection including the missed third quarter by Mercury Computer Systems, Inc., which constituted a thesis violation and a subsequent sale of the position.

As part of our investment process, we continue to monitor the shareholder relative returns of stocks that were bought during the quarter net of the relative returns achieved by stocks that were sold. Sells result when companies violate our core thesis or appreciate to the extent that future expected returns are unattractive. For the fourth quarter, the new buys returned a +1.5%, while the sells returned -2.4% providing a noteworthy +3.9% net relative return.

Our industry weights slightly detracted from the relative performance profile during the quarter primarily due to a Utility overweight. We remain bullish on our Utility holdings as they are poised to benefit from the recent passage of the Energy Bill which provides a more generous return environment for utilities and repeals the depression-era PUCHA regulation.

The life cycle allocation in the fourth quarter had a neutral contribution. During the course of 2005, our bottom-up analytical process resulted in a higher weights for Golden Goodies (12.5% return) and a lower weight for Turn Arounds (- 5.4%).

One explanation for the return bifurcation between Rockets and Turn Arounds during the year is the fact that the composition of each has changed. A greater proportion of Energy firms are being reclassified to Rockets as their CFROI(R)' s have surged from unprecedented global demand. In addition, a greater portion of Turn Arounds are now Information Technology firms as a surplus of capital has infused into the industry with commoditization results. The market is dynamic and relentlessly shifts resources to their best use exemplified by the Energy and Information Technology life cycle shift. Our investment process is rooted in the corporate life cycle concept and is well suited to identify and profit from the current and future change in capital flows.

OUTLOOK:

CFROI's are high. Economic growth is strong. Taxes on capital gains and income are relatively low. Inflation is benign. It appears that the Federal Reserve interest rate tightening cycle is almost complete. Right now, the environment for wealth creation is robust. However, if one believes that eventually corporate profitability will fade back down towards the long term average of 6%, one should expect about a 5% - 7% return from small and mid cap companies over the next year. This outlook is based on our discount rate work from CSFB/HOLT. We expect another volatile year as the market struggles to answer many of the anomalies highlighted in this letter.

We know we do not have a long term edge over our competition as to predicting what inflation, taxes and economic growth will ultimately be. Our competitive edge resides firmly at the company-specific level. To that end, we feel great about the companies in our portfolio.

Our primary strategy does not change -- add value through stock selection and avoid macro bets. We invest in companies that are managed to create shareholder value and are likely to deliver more favorable corporate performance than expected at current market prices. We diversify across both industry and life cycle in order to avoid any big bets on industry or style. Our sector weights do not exceed plus or minus 5% of the Russell 2500 Index.

Current industry overweights are led by Healthcare (positive secular trends including personalized medicine and disease management), followed by Materials (beneficiaries of global expansion). Recent purchases include Industrials with a positive spread of return on capital over the cost of capital and, in our view, uniquely positioned to benefit from a surge in aggregate capital spending. Financials are underweighted as we find it difficult to disagree with market expectations for many of these firms. Alternatively, we believe many Golden Goodies are capable of outperforming expectations while Turn Arounds are less attractive and are underweighted. The Fund's remaining life-cycle weights approximately match benchmark weights.

Thank you for your continued support.

/s/Christopher C. Faber                 /s/Jeffrey B. Madden

Christopher C. Faber                    Jeffrey B. Madden
IronBridge Capital Management, L.P.     IronBridge Capital Management, L.P.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

        Date           Frontegra IronBridge SMID Fund      Russell 2500 Index
        ----           ------------------------------      ------------------
     12/31/2004*<F52>              $100,000                      $100,000
      1/31/2005                     $97,800                       $96,640
      2/28/2005                     $99,700                       $98,824
      3/31/2005                     $98,100                       $96,857
      4/30/2005                     $93,800                       $92,499
      5/31/2005                     $98,200                       $98,095
      6/30/2005                    $100,000                      $101,234
      7/31/2005                    $106,600                      $107,217
      8/31/2005                    $105,300                      $105,620
      9/30/2005                    $106,700                      $106,179
     10/31/2005                    $102,900                      $102,877
     11/30/2005                    $107,200                      $107,846
     12/31/2005                    $108,615                      $108,094

*<F52>  12/31/04 commencement of operations.

Portfolio Total Return**<F53>
FOR THE PERIOD ENDED 12/31/05

SIX MONTHS                         8.61%

ONE YEAR                           8.61%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     8.61%

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F53> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS
December 31, 2005 (Unaudited)

Number of Shares                                                         Value
----------------                                                         -----
             COMMON STOCKS  98.0%

             Aerospace & Defense  1.0%
     9,740   L-3 Communications Holdings, Inc.                     $   724,169
                                                                   -----------

             Air Freight & Logistics  0.7%
    14,200   C.H. Robinson Worldwide, Inc.                             525,826
                                                                   -----------

             Biotechnology  2.2%
     7,200   Celgene Corp. (a)<F54>                                    466,560
    11,065   Invitrogen Corp. (a)<F54>                                 737,372
    44,300   Millennium Pharmaceuticals, Inc. (a)<F54>                 429,710
                                                                   -----------
                                                                     1,633,642
                                                                   -----------

             Capital Markets  2.6%
     9,550   Affiliated Managers Group, Inc. (a)<F54>                  766,387
    24,500   Jefferies Group, Inc.                                   1,102,010
                                                                   -----------
                                                                     1,868,397
                                                                   -----------

             Chemicals  5.2%
    31,813   Agrium, Inc. (b)<F55>                                     699,568
    14,900   Headwaters Inc. (a)<F54>                                  528,056
    24,949   Lubrizol Corp.                                          1,083,535
    30,004   Methanex Corp.                                            562,275
    35,054   Symyx Technologies, Inc. (a)<F54>                         956,624
                                                                   -----------
                                                                     3,830,058
                                                                   -----------

             Commercial Banks  6.2%
    26,590   AmSouth Bancorporation                                    696,924
    22,680   Compass Bancshares, Inc.                                1,095,217
    16,210   Marshall & Ilsley Corp.                                   697,679
    31,620   Synovus Financial Corp.                                   854,056
     9,920   UnionBanCal Corp.                                         681,702
    12,680   Wilmington Trust Corp.                                    493,379
                                                                   -----------
                                                                     4,518,957
                                                                   -----------

             Commercial Services & Supplies  3.2%
    26,581   Education Management Corp. (a)<F54>                       890,729
    12,790   Monster Worldwide Inc. (a)<F54>                           522,088
     6,300   Stericycle, Inc. (a)<F54>                                 370,944
    44,596   The ServiceMaster Co.                                     532,922
                                                                   -----------
                                                                     2,316,683
                                                                   -----------

             Communications Equipment  3.8%
    16,940   Harris Corp.                                              728,590
    34,750   Polycom, Inc. (a)<F54>                                    531,675
    66,650   Tellabs, Inc. (a)<F54>                                    726,485
    30,651   ViaSat, Inc. (a)<F54>                                     819,301
                                                                   -----------
                                                                     2,806,051
                                                                   -----------

             Computers & Peripherals  0.7%
    22,088   Synaptics Inc. (a)<F54>                                   546,015
                                                                   -----------

             Containers & Packaging  0.7%
    10,110   AptarGroup, Inc.                                          527,742
                                                                   -----------

             Distributors  0.8%
    13,390   Genuine Parts Co.                                         588,089
                                                                   -----------

             Electric Utilities  2.3%
    21,698   Allegheny Energy, Inc. (a)<F54>                           686,742
    16,890   Black Hills Corp.                                         584,563
    15,500   DPL Inc.                                                  403,155
                                                                   -----------
                                                                     1,674,460
                                                                   -----------

             Electrical Equipment  5.0%
    50,135   American Power Conversion Corp.                         1,102,970
    40,000   American Superconductor Corp. (a)<F54>                    314,800
    17,000   AMETEK, Inc.                                              723,180
    48,587   General Cable Corp. (a)<F54>                              957,164
    13,637   Roper Industries, Inc.                                    538,798
                                                                   -----------
                                                                     3,636,912
                                                                   -----------

             Electronic Equipment & Instruments  1.3%
    26,550   Trimble Navigation Ltd. (a)<F54>                          942,259
                                                                   -----------

             Energy Equipment & Services  2.2%
    25,943   Pride International, Inc. (a)<F54>                        797,747
    14,410   Unit Corp. (a)<F54>                                       792,983
                                                                   -----------
                                                                     1,590,730
                                                                   -----------

             Food & Staples Retailing  0.9%
    23,417   BJ's Wholesale Club, Inc. (a)<F54>                        692,206
                                                                   -----------

             Food Products  0.8%
    17,000   Hormel Foods Corp.                                        555,560
                                                                   -----------

             Health Care Equipment & Supplies  6.6%
    14,640   Becton, Dickinson & Co.                                   879,571
     4,284   Intuitive Surgical, Inc. (a)<F54>                         502,385
    13,870   Millipore Corp. (a)<F54>                                  915,975
    46,131   PerkinElmer, Inc.                                       1,086,846
    16,720   Respironics, Inc. (a)<F54>                                619,810
    27,330   Thermo Electron Corp. (a)<F54>                            823,453
                                                                   -----------
                                                                     4,828,040
                                                                   -----------

             Health Care Providers & Services  4.8%
     8,260   Cerner Corp. (a)<F54>                                     750,917
    19,021   Covance Inc. (a)<F54>                                     923,469
    36,005   IMS Health Inc.                                           897,245
    14,059   Matria Healthcare, Inc. (a)<F54>                          544,927
    14,317   Owens & Minor, Inc.                                       394,147
                                                                   -----------
                                                                     3,510,705
                                                                   -----------

             Hotels, Restaurants & Leisure  0.5%
     9,270   Darden Restaurants, Inc.                                  360,418
                                                                   -----------

             Household Durables  2.3%
    11,324   Harman International Industries, Inc.                   1,108,053
     6,314   The Black & Decker Corp.                                  549,066
                                                                   -----------
                                                                     1,657,119
                                                                   -----------

             Insurance  3.3%
    14,100   Jefferson-Pilot Corp.                                     802,713
    25,300   Nationwide Financial Services, Inc. - Class A           1,113,200
    10,693   Stewart Information Services Corp.                        520,428
                                                                   -----------
                                                                     2,436,341
                                                                   -----------

             Internet & Catalog Retail  0.7%
    19,285   IAC/InterActiveCorp (a)<F54>                              545,958
                                                                   -----------

             Internet Software & Services  2.0%
    27,285   Digitas Inc. (a)<F54>                                     341,608
    30,430   Openwave Systems Inc. (a)<F54>                            531,612
    25,282   VeriSign, Inc. (a)<F54>                                   554,182
                                                                   -----------
                                                                     1,427,402
                                                                   -----------

             IT Services  1.3%
    33,675   Hewitt Associates, Inc. (a)<F54>                          943,237
                                                                   -----------

             Leisure Equipment & Products  2.0%
    59,845   Leapfrog Enterprises, Inc. (a)<F54>                       697,194
    51,401   Oakley, Inc.                                              755,081
                                                                   -----------
                                                                     1,452,275
                                                                   -----------

             Machinery  3.8%
    12,900   IDEX Corp.                                                530,319
     9,270   ITT Industries, Inc.                                      953,142
     9,100   Joy Global Inc.                                           364,000
    20,070   Oshkosh Truck Corp.                                       894,921
                                                                   -----------
                                                                     2,742,382
                                                                   -----------

             Marine  0.7%
     9,977   Alexander & Baldwin, Inc.                                 541,152
                                                                   -----------

             Media  2.4%
     9,530   Getty Images, Inc. (a)<F54>                               850,743
    17,639   Media General, Inc.                                       894,297
                                                                   -----------
                                                                     1,745,040
                                                                   -----------

             Metals & Mining  1.4%
    11,920   Inco Ltd. (b)<F55>                                        519,354
    12,800   Massey Energy Co.                                         484,736
                                                                   -----------
                                                                     1,004,090
                                                                   -----------

             Multi-Utilities & Unregulated Power  1.6%
    22,900   Energen Corp.                                             831,728
    10,740   National Fuel Gas Co.                                     334,981
                                                                   -----------
                                                                     1,166,709
                                                                   -----------

             Oil & Gas  3.5%
    16,110   Cabot Oil & Gas Corp.                                     726,561
    23,500   Chesapeake Energy Corp.                                   745,655
    27,740   Teekay Shipping Corp. (b)<F55>                          1,106,826
                                                                   -----------
                                                                     2,579,042
                                                                   -----------

             Paper & Forest Products  2.3%
    18,780   Louisiana-Pacific Corp.                                   515,886
    29,048   Rayonier Inc.                                           1,157,563
                                                                   -----------
                                                                     1,673,449
                                                                   -----------

             Personal Products  1.0%
    15,311   Alberto-Culver Co.                                        700,478
                                                                   -----------

             Pharmaceuticals  1.3%
    14,750   Barr Pharmaceuticals Inc. (a)<F54>                        918,777
                                                                   -----------

             Real Estate  5.4%
    24,342   Forest City Enterprises, Inc.                             923,292
    21,660   Kimco Realty Corp.                                        694,853
    27,400   ProLogis                                                1,280,128
    16,140   The St. Joe Co.                                         1,084,931
                                                                   -----------
                                                                     3,983,204
                                                                   -----------

             Road & Rail  1.3%
    21,795   Norfolk Southern Corp.                                    977,070
                                                                   -----------

             Semiconductor & Semiconductor Equipment  2.5%
    40,030   Advanced Micro Devices, Inc. (a)<F54>                   1,224,918
    14,417   Varian Semiconductor
               Equipment Associates, Inc. (a)<F54>                     633,339
                                                                   -----------
                                                                     1,858,257
                                                                   -----------

             Software  3.2%
    53,385   Cadence Design Systems, Inc. (a)<F54>                     903,274
    31,021   Citrix Systems, Inc. (a)<F54>                             892,785
    12,390   Fair Isaac Corp.                                          547,266
                                                                   -----------
                                                                     2,343,325
                                                                   -----------

             Specialty Retail  3.5%
    37,435   Men's Wearhouse, Inc. (a)<F54>                          1,102,087
    22,100   Payless ShoeSource, Inc. (a)<F54>                         554,710
    23,866   Tiffany & Co.                                             913,829
                                                                   -----------
                                                                     2,570,626
                                                                   -----------

             Water Utilities  1.0%
    25,965   Aqua America Inc.                                         708,844
                                                                   -----------

             TOTAL COMMON STOCKS
               (Cost $66,104,240)                                   71,651,696
                                                                   -----------

Principal Amount
----------------
             SHORT TERM INVESTMENTS  4.2%

             U.S. Government Agency Issue (d)<F57> 3.2%
$2,300,000   Federal Home Loan Bank Discount Note,
               3.090%, 01/03/2006                                    2,299,610
                                                                   -----------

             Variable Rate Demand Notes (c)<F56>  1.0%
   306,035   American Family Financial Services Inc.,
               4.025%, 12/31/2031                                      306,035
   432,305   Wisconsin Corporate Central Credit Union,
               4.050%, 12/31/2031                                      432,305
                                                                   -----------
                                                                       738,340
                                                                   -----------

             TOTAL SHORT TERM INVESTMENTS
               (Cost $3,037,950)                                     3,037,950
                                                                   -----------

             TOTAL INVESTMENTS  102.2%
               (Cost $69,142,190)                                   74,689,646

             Liabilities in Excess of Other Assets  (2.2)%          (1,605,041)
                                                                   -----------

             TOTAL NET ASSETS  100.0%                              $73,084,605
                                                                   -----------
                                                                   -----------

(a)<F54>   Non-Income Producing.
(b)<F55>   Foreign Issued.
(c)<F56> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2005.
(d)<F57> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See notes to financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005 (Unaudited)

ASSETS:
Investments at value (cost $69,142,190)                            $74,689,646
Interest and dividend receivable                                        61,202
Receivable for investments sold                                        492,933
Receivable for Fund shares sold                                         20,397
Other assets                                                            15,159
                                                                   -----------
Total assets                                                        75,279,337
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                    2,138,879
Accrued investment advisory fee                                         43,707
Accrued expenses                                                        12,146
                                                                   -----------
Total liabilities                                                    2,194,732
                                                                   -----------
NET ASSETS                                                         $73,084,605
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $68,190,272
Undistributed net investment income                                      9,772
Accumulated net realized loss                                         (662,895)
Net unrealized appreciation on investments                           5,547,456
                                                                   -----------
NET ASSETS                                                         $73,084,605
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                               6,751,368
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.83
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2005
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends(1)<F58>                                                $  322,134
Interest                                                             47,989
                                                                 ----------
                                                                    370,123
                                                                 ----------

EXPENSES:
Investment advisory fees (Note 3)                                   240,375
Fund administration and accounting fees                              18,408
Federal and state registration fees                                  15,145
Custody fees                                                         11,903
Audit fees                                                           10,830
Legal fees                                                            8,544
Shareholder servicing fees                                            5,198
Chief Compliance Officer expenses                                     3,007
Directors' fees and related expenses                                  2,672
Reports to shareholders                                               1,518
                                                                 ----------
Total expenses before waiver                                        317,600
Waiver of expenses by Adviser (Note 3)                              (48,945)
                                                                 ----------
Net expenses                                                        268,655
                                                                 ----------
NET INVESTMENT INCOME                                               101,468
                                                                 ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                    (28,857)
Change in net unrealized
  appreciation/depreciation on investments                        4,501,683
                                                                 ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             4,472,826
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $4,574,294
                                                                 ----------
                                                                 ----------

(1)<F58>  Net of $1,412 in foreign withholding taxes.

See notes to financial statements.

Frontegra IronBridge SMID Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2005           PERIOD ENDED
                                                                (UNAUDITED)         JUNE 30, 2005(1)<F59>
                                                             -----------------      ---------------------
OPERATIONS:
Net investment income                                           $   101,468              $   110,269
Net realized loss on investments                                    (28,857)                (634,038)
Change in net unrealized
  appreciation/ depreciation on investments                       4,501,683                1,045,773
                                                                -----------              -----------
Net increase in net assets
  resulting from operations                                       4,574,294                  522,004
                                                                -----------              -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                              (201,965)                      --
                                                                -----------              -----------
Net decrease in net assets resulting
  from distributions paid                                          (201,965)                      --
                                                                -----------              -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                      28,426,009               41,338,779
Shares issued to holders in
  reinvestment of distributions                                     162,875                       --
Shares redeemed                                                  (1,514,321)                (223,070)
                                                                -----------              -----------
Net increase in net assets resulting
  from capital share transactions                                27,074,563               41,115,709
                                                                -----------              -----------

TOTAL INCREASE IN NET ASSETS                                     31,446,892               41,637,713
                                                                -----------              -----------

NET ASSETS:
Beginning of period                                              41,637,713                       --
                                                                -----------              -----------
End of period
  (includes undistributed net investment
  income of $9,772 and $110,269, respectively)                  $73,084,605              $41,637,713
                                                                -----------              -----------
                                                                -----------              -----------

(1)<F59>   Commenced operations on December 31, 2004.

See notes to financial statements.

Frontegra IronBridge SMID Fund
FINANCIAL HIGHLIGHTS

                                                                 SIX MONTHS
                                                                   ENDED               PERIOD
                                                                DECEMBER 31,           ENDED
                                                                    2005              JUNE 30,
                                                                (UNAUDITED)         2005(1)<F60>
                                                                ------------        ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                              $10.00              $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                                0.05                0.04(5)<F64>
Net realized and unrealized
  gain (loss) on investments                                         0.81               (0.04)
                                                                   ------              ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                              0.86                0.00
                                                                   ------              ------

LESS DISTRIBUTIONS PAID:
From net investment income                                          (0.03)                 --
                                                                   ------              ------
TOTAL DISTRIBUTIONS PAID                                            (0.03)                 --
                                                                   ------              ------

NET ASSET VALUE, END OF PERIOD                                     $10.83              $10.00
                                                                   ------              ------
                                                                   ------              ------

TOTAL RETURN(2)<F61>                                                8.61%               0.00%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                          $73,085             $41,638
Ratio of expenses to average net assets(3)<F62>(4)<F63>             0.95%               0.95%
Ratio of net investment income
  to average net assets(3)<F62>(4)<F63>                             0.36%               0.89%
Portfolio turnover rate(2)<F61>                                       51%                 44%

(1)<F60>   Commenced operations on December 31, 2004.
(2)<F61>   Not annualized for periods less than a full year.
(3)<F62> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.12% and 1.49% and the ratio of net investment income to average net assets would have been 0.19% and 0.35% for the periods ended December 31, 2005 and June 30, 2005, respectively.
(4)<F63>   Annualized.
(5)<F64> Per share net investment income has been calculated using the daily average share method.

See notes to financial statements.

                                   FRONTEGRA
                             NEW STAR INTERNATIONAL
                                  EQUITY FUND

REPORT FROM NEW STAR
INSTITUTIONAL MANAGERS LIMITED:

The Frontegra New Star International Equity Fund returned 10.79% versus the very strong 15.04% return of the MSCI EAFE Index for the six months ending December 31, 2005.

OVERVIEW

International equity markets rose a further 7.2% in the fourth quarter of 2005, or 4.1% in US$ terms as strength in the US currency again clipped the gains. Japan led the pack with a 16.6% local currency return.

Analysts' profits expectations are rising in all territories, with particular strength in Japanese financials, oils and other cyclicals linked to the economic development of China and India.

Profitability of the European and Japanese corporate sectors is approaching the peak levels of the past 20 years. Sectors currently enjoying super-normal returns are oils, materials, capital goods and some financials.

We believe that the Japanese profits recovery can go further, given the length of their economic winter. In other areas, we need to be convinced that supply bottlenecks causing high returns are sustainable before buying the underlying equities.

Monetary authorities are expected to raise interest rates modestly in Europe and Japan, but strength in money supply data shows that this is a policy tightening without teeth; hence the strong financial markets.

Local investors in Continental Europe and Japan are coming back to equities. This could be big news for 2006, as equity market strength since the bottom of the bear market has relied on overseas (i.e. North American) investors.

Headline equity valuations are very modest in relation to prevailing interest rates, which leads to intense private equity and leveraged buy-out (LBO) activity. We expect this support for equities to be sustained unless or until bond yields rise closer to current rates of corporate profitability.

We have moved overweight in financials through additions to Japanese insurers and investment brokers. Other sector overweights are oils, pharmaceuticals and technology. The portfolio is underweight in commodities, industrials and consumer cyclicals.

The Fund returned 2.38% versus the benchmark of 4.14% in the fourth quarter. We have not kept pace with the strong market move in Japan. Generally, we have been surprised by the longevity of this cyclical profits recovery, so have not benefited from strong performance in the heavy industrial cyclicals.

PORTFOLIO REVIEW

As reflected by the return figures, it was a disappointing six months in relative terms as the Fund did not keep pace with the robust returns of the international markets.

SECTOR / STOCK SELECTION

Japanese stock selection was a major negative contributor in the fourth quarter and for the year as a whole. We have not been correctly positioned for the strong bull run which started immediately after the Japanese parliamentary election, as prior to this the portfolio was concentrated in high return (Return on Invested Capital - ROIC), but relatively stable and therefore low beta companies. Financials have led the market upwards and we have made adjustments in this area. In late fourth quarter, the classical blue chip exporters also experienced a sharp rally as the Yen weakened. We view this strength as temporary and so have not moved to cover our underweight.

UK stock selection produced a negative return primarily due to a downbeat trading statement from Vodafone, to which we have added. Royal Dutch also produced a lackluster performance this time.

In general over the course of 2005, we have been surprised by the continued strong performance of commodity and industrial companies, where our portfolio has been under-represented. Of our sector overweights, oils and pharmaceuticals contributed positively, but telecoms lagged.

COUNTRY SELECTION

A small underweight in Japan made a negative contribution as Tokyo was the leading market over the quarter. Underweights in the UK and Australia were a positive decision, as the Anglo Saxon markets lagged.

CURRENCY SELECTION

Not significant in relative terms.

PORTFOLIO OUTLOOK AND STRATEGY

REGION

International equity markets gained 7.2% in local currencies in the fourth quarter of 2005 or 4.1% in US$ as US currency strength took the edge off returns. The stand out performance was, once again, Japan up 16.5% in Yen terms. The best of the rest was Europe, excluding the UK, up 5.4%, while the Pacific Rim lagged at +1.9%.

The Tokyo market has stormed ahead since the re-election of Mr. Koizumi as Prime Minister in August. The newsflow from the corporate sector is very solid, with profit upgrades coming through across a range of sectors. ROIC for the market as a whole will almost certainly be over 5%, levels only previously beaten during the madness of the mid-1980's. Whether 5% is sustainable or well above normal levels, nobody knows. After the experience of the last 20 years there is no sensible concept of trend or normal profitability. What we can say is that Japanese companies are usefully beating their cost of capital again.

The local demand for equities in Tokyo is improving as retail investors return to support the market, but the institutions have not yet turned buyers in significant strength. Cyclical liquidity is improving as bank lending growth turns positive, though it is not the strongest picture outside the US. Nevertheless, there is enough in the liquidity picture to justify further purchases taking the portfolio weight to just below benchmark.

The UK is the most significant underweight position geographically. We have difficulty finding exciting stock stories among the leading London shares and expected earnings growth of 8% for the market does not compare well to other regions. Local institutions continue to be sellers of their own market.

Europe, excluding the UK, remains the largest geographical group on the portfolio, though lower on the quarter to finance Japanese purchases. European profits are surprising positively and merger and acquisition (M&A) activity gives further spice to the story. Valuations look very modest compared to the prevailing interest rate structure and this arbitrage leads to intense private equity and LBO activity. As a result, the European markets have seen as much equity retirement as issuance leading to no net new supply of equity; a rare occurrence for this region.

Asia, including Australia, has disappointed this quarter. The majority of holdings on the portfolio are in Hong Kong and China related issues. As these Pacific Rim markets are tied to the US$ area, a pause in US interest rate hikes would be a significant positive event.

SECTOR

The portfolio is overweight financials, from underweight at June 30, 2005, as we have moved to capture the strong profitability across a number of the different industries that go to make up this, the largest sector grouping on global stock markets. We find both property-casualty and life insurers beating earnings estimates, while selling at ratings that are well below longer run averages in Europe and Japan. These two related industries are perhaps the last two that investors are prepared to forgive for the misdemeanors of the 2001/03 bear market.

Major banks are showing good results as bad debt charges come down and earnings from securities markets go up. We are wary of the sustainability of some of these profit streams and prefer to invest in banks that have access to genuine growth markets. As a result we have concentrated on banks operating in emerging regions with under-developed retail banking services, either in Eastern Europe or Asia.

Oil shares continue to feature high ROIC's, strong profit revisions and yet modest headline valuations as investors assume lower oil prices in future. We retain our long held overweight as we feel investors are overly skeptical and share prices do not reflect the likely future profitability and financial strength of many of these companies.

Healthcare is another overweight sector call we have held for some time and the European pharmaceuticals did manage to outperform in 2005 as sentiment towards them improved. We retain the position and hope for more gains if and when profits in other more cyclical industries come to be seen as less reliable.

We have been doubtful of the sustainability of profits in the commodity and industrial sectors of developed economies and hence these industries are under-represented in the portfolio; to our cost. Our underlying belief is that producers of such goods based in high cost countries are structurally low ROIC businesses. This will be borne out eventually, but the strength of demand from the newly industrializing countries has been enough to create supply bottlenecks and super-normal profits.

We are receptive to investment ideas in these cyclicals if we can convince ourselves that pricing tension is sustainable, but not otherwise.

CURRENCY

There are no cross hedging currency positions currently in place, so the only significant position in the portfolio is underweight Sterling arising from our underweight stance on the UK equity market.

We are continuing to employ the investment process which has benefited New Star clients for years and we look forward to improved relative performance in the future.

/s/Richard Lewis

Richard Lewis
New Star Institutional Managers Limited

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                          Frontegra New Star          Morgan Stanley Capital
        Date          International Equity Fund      International EAFE Index
        ----          -------------------------      ------------------------
        1/08/04*<F65>         $100,000                      $100,000
      1/31/2004                $98,200                       $98,677
      2/29/2004               $101,500                      $100,987
      3/31/2004               $100,600                      $101,609
      4/30/2004                $98,700                       $99,415
      5/31/2004                $98,000                       $99,811
      6/30/2004               $100,100                      $102,052
      7/31/2004                $96,500                       $98,746
      8/31/2004                $96,800                       $99,241
      9/30/2004                $99,900                      $101,861
     10/31/2004               $102,100                      $105,347
     11/30/2004               $108,100                      $112,558
     12/31/2004               $111,907                      $117,515
      3/31/2005               $112,008                      $117,420
      6/30/2005               $111,204                      $116,586
      9/30/2005               $120,345                      $128,786
     12/31/2005               $123,206                      $134,118

*<F65>  1/08/04 commencement of operations.

Portfolio Total Return**<F66>
FOR THE PERIOD ENDED 12/31/05

SIX MONTHS                        10.79%

ONE YEAR                          10.20%

SINCE COMMENCEMENT
AVERAGE ANNUAL                    11.11%

This chart assumes an initial gross investment of $100,000 made on 1/08/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F66> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2005 (Unaudited)

Number of Shares                                                         Value
----------------                                                         -----
             COMMON STOCKS  96.2%

             Australia  3.0%
   202,980   Publishing & Broadcasting Ltd.                       $  2,447,276
    73,550   Rio Tinto Ltd.                                          3,695,787
   182,000   Westfield Group                                         2,414,553
    72,192   Woodside Petroleum Ltd.                                 2,064,108
                                                                  ------------
                                                                    10,621,724
                                                                  ------------

             Belgium  1.0%
   114,200   Fortis                                                  3,641,426
                                                                  ------------

             China  0.8%
 3,166,000   China Petroleum & Chemical Corp. (Sinopec) - Class H    1,577,652
    25,745   China Petroleum & Chemical Corp. (Sinopec) - ADR        1,276,952
                                                                  ------------
                                                                     2,854,604
                                                                  ------------

             Denmark  2.4%
       430   AP Moller - Maersk A/S                                  4,447,577
   114,493   Danske Bank A/S                                         4,032,524
                                                                  ------------
                                                                     8,480,101
                                                                  ------------

             Finland  1.4%
   275,758   Nokia Oyj                                               5,057,154
                                                                  ------------

             France  10.1%
   316,614   Alcatel SA (a)<F67>                                     3,922,522
   134,200   Axa                                                     4,333,935
    75,911   Bouygues SA                                             3,709,905
    76,996   CapGemini SA (a)<F67>                                   3,098,867
    56,500   Carrefour SA                                            2,644,334
    28,900   Lafarge SA                                              2,598,798
    57,821   Sanofi-Aventis                                          5,062,074
    28,944   Total SA                                                7,298,921
   115,219   Vivendi Universal SA                                    3,608,926
                                                                  ------------
                                                                    36,278,282
                                                                  ------------

             Germany  7.0%
    22,900   Allianz AG                                              3,464,198
    40,000   Bayerische Motoren Werke (BMW) AG                       1,745,954
    40,050   Celesio AG                                              3,434,923
   158,725   Deutsche Telekom AG                                     2,638,804
    36,877   E.ON AG                                                 3,813,429
    22,300   Fresenius Medical Care AG                               2,345,840
   107,222   Metro AG                                                5,164,883
    14,300   SAP AG (Systeme, Anwendungen,
               Produkte in der Datenverarbeitung)                    2,576,986
                                                                  ------------
                                                                    25,185,017
                                                                  ------------

             Greece  1.4%
   109,780   Alpha Bank A.E.                                         3,206,647
    89,596   Cosmote Mobile Telecommunications SA                    1,991,846
                                                                  ------------
                                                                     5,198,493
                                                                  ------------

             Hong Kong  4.4%
   255,000   Cheung Kong (Holdings) Ltd.                             2,610,180
    98,964   China Mobile (Hong Kong) Ltd. - ADR                     2,379,095
 5,437,000   Guangdong Investment Ltd.                               2,028,518
 1,142,000   Li & Fung Ltd.                                          2,197,368
   221,000   Sun Hung Kai Properties Ltd.                            2,146,417
   382,000   Television Broadcasts Ltd.                              2,028,494
   630,000   Wharf Holdings Ltd.                                     2,221,255
                                                                  ------------
                                                                    15,611,327
                                                                  ------------

             Hungary  0.7%
    35,845   OTP Bank Rt - GDR                                       2,351,432
                                                                  ------------

             India  0.2%
    25,500   Dr. Reddy's Laboratories Ltd. - ADR                       550,800
                                                                  ------------

             Italy  3.9%
   194,881   Eni SPA                                                 5,445,435
   163,503   Mediaset SPA                                            1,734,724
   971,499   UniCredito Italiano SPA                                 6,697,354
                                                                  ------------
                                                                    13,877,513
                                                                  ------------

             Japan  23.0%
   300,000   Aeon Co. Ltd.                                           7,658,309
   318,000   Ajinomoto Co., Inc.                                     3,244,149
   379,000   KANEKA CORP.                                            4,577,053
   130,000   Kao Corp.                                               3,481,543
    13,700   Keyence Corp.                                           3,896,069
       321   Millea Holdings, Inc.                                   5,536,157
   329,000   Mitsui Sumitomo Insurance Co., Ltd.                     4,034,196
    55,300   Murata Manufacturing Co., Ltd.                          3,550,929
   299,000   Nikko Cordial Corp.                                     4,757,199
   627,000   NIPPON OIL CORP.                                        4,859,068
   351,400   Nomura Holdings, Inc.                                   6,764,358
     2,284   NTT DoCoMo, Inc.                                        3,478,324
   174,500   OMRON CORP.                                             4,029,722
    89,500   SECOM CO., LTD.                                         4,687,467
    75,000   Seino Transportation Co., Ltd.                            816,592
   271,000   Sharp Corp.                                             4,123,371
    22,800   SHIMACHU CO., LTD.                                        693,843
   759,000   Shinsei Bank, Ltd.                                      4,400,341
   768,000   The Sumitomo Trust & Banking Co., Ltd.                  7,830,858
                                                                  ------------
                                                                    82,419,548
                                                                  ------------

             Netherlands  3.8%
   191,260   ASML Holding NV (a)<F67>                                3,833,371
   134,300   ING Groep NV                                            4,658,860
    24,364   Unilever NV                                             1,666,517
   170,405   Wolters Kluwer NV                                       3,448,077
                                                                  ------------
                                                                    13,606,825
                                                                  ------------

             Norway  1.2%
   193,100   Statoil ASA                                             4,427,626
                                                                  ------------

             Russia  1.5%
    58,600   LUKOIL - ADR                                            3,486,700
    54,200   Mobile TeleSystems - ADR                                1,897,000
                                                                  ------------
                                                                     5,383,700
                                                                  ------------

             Singapore  0.8%
   189,000   Great Eastern Holdings Ltd.                             1,672,657
   144,000   United Overseas Bank Ltd.                               1,263,630
                                                                  ------------
                                                                     2,936,287
                                                                  ------------

             South Korea  0.8%
     8,470   Samsung Electronics Co., Ltd. - GDR                     2,794,629
                                                                  ------------

             Spain  1.5%
   197,010   Banco Bilbao Vizcaya Argentaria, SA                     3,517,373
    87,406   Indra Sistemas, SA                                      1,709,109
                                                                  ------------
                                                                     5,226,482
                                                                  ------------

             Sweden  1.0%
    28,949   Assa Abloy AB - Class B                                   455,786
   187,300   Securitas AB - Class B                                  3,112,981
                                                                  ------------
                                                                     3,568,767
                                                                  ------------

             Switzerland  7.1%
     5,950   Nestle SA                                               1,776,900
   150,198   Novartis AG                                             7,877,888
    48,000   Roche Holding AG                                        7,197,129
    46,932   UBS AG                                                  4,460,923
    19,638   Zurich Financial Services AG                            4,179,239
                                                                  ------------
                                                                    25,492,079
                                                                  ------------

             Thailand  0.6%
   754,000   Advanced Info Service Public Co. Ltd.                   1,985,709
   292,000   Shin Corp.                                                301,291
                                                                  ------------
                                                                     2,287,000
                                                                  ------------

             United Kingdom  18.6%
    36,920   AstraZeneca plc                                         1,794,497
   338,610   Aviva plc                                               4,105,068
   523,000   BAE Systems plc                                         3,437,866
   461,000   Barclays plc                                            4,836,195
   339,000   EMAP plc                                                5,041,423
   479,943   EMI Group plc                                           2,000,480
   330,000   GlaxoSmithKline plc                                     8,330,662
   505,000   HSBC Holdings plc                                       8,096,771
 1,980,000   Legal & General Group plc                               4,152,396
   752,000   Rolls-Royce Group plc (a)<F67>                          5,534,577
   175,000   Royal Dutch Shell plc - Class A                         5,341,093
   276,000   Scottish & Newcastle plc                                2,308,420
   144,000   Standard Chartered plc                                  3,204,236
 3,945,000   Vodafone Group plc                                      8,489,382
                                                                  ------------
                                                                    66,673,066
                                                                  ------------
             TOTAL COMMON STOCKS
               (Cost $318,274,358)                                 344,523,882
                                                                  ------------

Principal Amount
----------------
             SHORT TERM INVESTMENTS  2.9%

             U.S. Government Agency Issue (b)<F68> 0.6%
$2,300,000   Federal Home Loan Bank Discount Note,
               3.090%, 01/03/2006                                    2,299,610
                                                                  ------------

Number of Shares
----------------
             Investment Company  2.3%
 8,155,001   First American Prime Obligations Fund - Class A         8,155,001
                                                                  ------------

             TOTAL SHORT TERM INVESTMENTS
               (Cost $10,454,611)                                   10,454,611
                                                                  ------------

             TOTAL INVESTMENTS  99.1%
               (Cost $328,728,969)                                 354,978,493

             Other Assets in Excess of Liabilities  0.9%             3,043,773
                                                                  ------------

             TOTAL NET ASSETS  100.0%                             $358,022,266
                                                                  ------------
                                                                  ------------

(a)<F67>   Non-Income Producing.
(b)<F68> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
SDR - Swedish Depositary Receipt

As of December 31, 2005, the currency diversification as a percentage of net assets was as follows:

  European Monetary Unit            30.2%
  Japanese Yen                      23.0%
  British Pounds                    18.6%
  Swiss Francs                       7.1%
  United States Dollars              7.0%

The remaining investments were in currencies comprising less than 5.0% each of net assets.

See notes to financial statements.

Frontegra New Star International Equity Fund
PORTFOLIO DIVERSIFICATION
December 31, 2005 (Unaudited)

                                              Value              Percentage
                                              -----              ----------

  Aerospace/Defense                        $  8,972,443              2.5%
  Automobile                                  1,745,954              0.5%
  Banks                                      69,061,269             19.3%
  Brewery                                     2,308,420              0.6%
  Building                                    6,308,703              1.8%
  Chemicals                                   8,058,595              2.2%
  Diversified Operations                      2,028,518              0.6%
  Electric Utilities                          3,813,429              1.1%
  Electronics                                10,468,929              2.9%
  Food                                       14,496,783              4.0%
  Ground Transportation                         816,592              0.2%
  Import/Export                               2,197,368              0.6%
  Information Technology                     15,846,747              4.4%
  Insurance                                  36,136,706             10.1%
  Machinery                                   3,833,371              1.1%
  Medical Products                            4,140,337              1.2%
  Metal Processors                              455,786              0.1%
  Metals                                      3,695,787              1.0%
  Multimedia                                  3,608,926              1.0%
  Music                                       2,000,480              0.6%
  Oil                                        35,777,554             10.0%
  Pharmaceutical                             32,453,476              9.1%
  Publishing                                 10,936,776              3.1%
  Real Estate                                 9,392,405              2.6%
  Retail                                      8,352,152              2.3%
  Security Services                           4,687,467              1.3%
  Software                                    2,576,986              0.7%
  Telecom                                    32,141,127              9.0%
  Television                                  3,763,219              1.1%
  Transportation                              4,447,577              1.2%
                                           ------------             -----
  TOTAL COMMON STOCKS                       344,523,882             96.2%
  TOTAL SHORT-TERM INVESTMENTS               10,454,611              2.9%
                                           ------------             -----
  TOTAL INVESTMENTS                         354,978,493             99.1%
  Other Assets, Less Liabilities              3,043,773              0.9%
                                           ------------             -----
  TOTAL NET ASSETS                         $358,022,266              100%
                                           ------------             -----
                                           ------------             -----

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005 (Unaudited)

ASSETS:
Investments at value (cost $328,728,969)                          $354,978,493
Foreign currencies at value (cost $1,804,667)                        1,773,768
Interest and dividend receivable                                       443,005
Receivable for Fund shares sold                                      1,000,000
Other assets                                                            35,346
                                                                  ------------
Total assets                                                       358,230,612
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                        1,750
Accrued investment advisory fee                                        191,609
Accrued expenses                                                        14,987
                                                                  ------------
Total liabilities                                                      208,346
                                                                  ------------
NET ASSETS                                                        $358,022,266
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $330,790,048
Undistributed net investment income                                     56,127
Undistributed net realized gain on
  investments sold and foreign currencies                              965,483
Net unrealized appreciation/depreciation on:
    Investments                                                     26,249,524
    Foreign currency                                                   (38,916)
                                                                  ------------
NET ASSETS                                                        $358,022,266
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                              29,458,739
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $12.15
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2005
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends(1)<F69>                                               $ 1,621,707
Interest                                                            154,730
                                                                -----------
                                                                  1,776,437
                                                                -----------

EXPENSES:
Investment advisory fees (Note 3)                                 1,221,466
Custody fees                                                         65,222
Fund administration and accounting fees                              44,914
Federal and state registration fees                                  18,277
Legal fees                                                           10,338
Audit fees                                                           10,305
Shareholder servicing fees                                            5,784
Chief Compliance Officer expenses                                     3,007
Directors' fees and related expenses                                  2,677
Reports to shareholders                                               1,282
Other                                                                 1,655
                                                                -----------
Total expenses before waiver                                      1,384,927
Waiver of expenses by Adviser (Note 3)                             (420,612)
                                                                -----------
Net expenses                                                        964,315
                                                                -----------
NET INVESTMENT INCOME                                               812,122
                                                                -----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain on:
    Investments                                                   1,077,790
    Foreign currency translation                                     16,056
Change in net unrealized appreciation/depreciation on:
    Investments                                                  21,147,128
    Foreign currency                                                (10,384)
                                                                -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                            22,230,590
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $23,042,712
                                                                -----------
                                                                -----------

(1)<F69>   Net of $111,275 in foreign withholding taxes.

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                        SIX MONTHS ENDED
                                                       DECEMBER 31, 2005       YEAR ENDED
                                                          (UNAUDITED)        JUNE 30, 2005
                                                       -----------------     -------------
OPERATIONS:
Net investment income                                     $    812,122        $  1,609,012
Net realized gain (loss) on:
    Investments                                              1,077,790           1,437,638
    Foreign currency translation                                16,056            (283,705)
Change in net unrealized appreciation/depreciation on:
    Investments                                             21,147,128           4,982,921
    Foreign currency                                           (10,384)            (30,905)
                                                          ------------        ------------
Net increase in net assets
  resulting from operations                                 23,042,712           7,714,961
                                                          ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                       (2,078,944)            (97,435)
Net realized gain on investments                            (1,246,828)           (299,254)
                                                          ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                   (3,325,772)           (396,689)
                                                          ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                199,683,076         119,059,980
Shares issued to holders in
  reinvestment of distributions                              2,853,747             387,660
Shares redeemed                                             (1,709,197)         (1,418,173)
                                                          ------------        ------------
Net increase in net assets resulting
  from capital share transactions                          200,827,626         118,029,467
                                                          ------------        ------------

TOTAL INCREASE IN NET ASSETS                               220,544,566         125,347,739
                                                          ------------        ------------

NET ASSETS:
Beginning of period                                        137,477,700          12,129,961
                                                          ------------        ------------
End of period
  (includes undistributed net investment
  income of $56,127 and $1,322,949, respectively)         $358,022,266        $137,477,700
                                                          ------------        ------------
                                                          ------------        ------------

See notes to financial statements.

Frontegra New Star International Equity Fund
FINANCIAL HIGHLIGHTS

                                                       SIX MONTHS
                                                         ENDED           YEAR          PERIOD
                                                      DECEMBER 31,      ENDED          ENDED
                                                          2005         JUNE 30,       JUNE 30,
                                                      (UNAUDITED)        2005       2004(1)<F70>
                                                      ------------     --------     ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                    $11.07         $10.03         $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                      0.11           0.21(5)<F74>   0.09(5)<F74>
Net realized and unrealized
  gain (loss) on investments                               1.08           0.87          (0.08)
                                                         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                    1.19           1.08           0.01
                                                         ------         ------         ------

LESS DISTRIBUTIONS PAID:
From net investment income                                (0.07)         (0.01)            --
From net realized gain on investments                     (0.04)         (0.03)            --
                                                         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                                  (0.11)         (0.04)            --
                                                         ------         ------         ------

Payment by Affiliates                                        --             --           0.02
                                                         ------         ------         ------

NET ASSET VALUE, END OF PERIOD                           $12.15         $11.07         $10.03
                                                         ------         ------         ------
                                                         ------         ------         ------

TOTAL RETURN(2)<F71>                                     10.79%         10.87%          0.30%(6)<F75>

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)               $358,022       $137,478        $12,130
Ratio of expenses to
  average net assets(3)<F72>(4)<F73>                      0.75%          0.95%          0.95%
Ratio of net investment income
  to average net assets(3)<F72>(4)<F73>                   0.63%          1.96%          2.01%
Portfolio turnover rate(2)<F71>                             23%            44%            17%

(1)<F70>   Commenced operations on January 8, 2004.
(2)<F71>   Not annualized for periods less than a full year.
(3)<F72> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.08%, 1.31% and 4.41% and the ratio of net investment income (loss) to average net assets would have been 0.30%, 1.60% and (1.45)% for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004, respectively.
(4)<F73>   Annualized.
(5)<F74> Per share net investment income has been calculated using the daily average share method.
(6)<F75> During the period ended June 30, 2004, 0.20% of the Fund's total return consists of a voluntary reimbursement by the Adviser. Excluding this item, total return would have been 0.10%.

See notes to financial statements.

                                   FRONTEGRA
                                NETOLS SMALL CAP
                                   VALUE FUND

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                        Frontegra Netols Small
      Date                  Cap Value Fund           Russell 2000 Value Index
      ----              ----------------------       ------------------------
   12/16/2005*<F76>            $100,000                      $100,000
   12/31/2005                   $98,900                       $98,570

*<F76>  12/16/05 commencement of operations.

Portfolio Total Return**<F77>
FOR THE PERIOD ENDED 12/31/05

CUMULATIVE
SINCE COMMENCEMENT               (1.10)%

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**<F77> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS
December 31, 2005 (Unaudited)

Number of Shares                                                         Value
----------------                                                         -----
           COMMON STOCKS  98.7%

           Aerospace & Defense  7.0%
     629   Applied Signal Technology, Inc.                          $   14,279
     824   Aviall, Inc. (a)<F78>                                        23,731
   1,476   BE Aerospace, Inc. (a)<F78>                                  32,472
     591   Esterline Technologies Corp. (a)<F78>                        21,979
                                                                    ----------
                                                                        92,461
                                                                    ----------

           Air Freight & Logistics  0.6%
     585   Park-Ohio Holdings Corp. (a)<F78>                             8,249
                                                                    ----------

           Auto Components  1.9%
     784   Keystone Automotive Industries, Inc. (a)<F78>                24,680
                                                                    ----------

           Automobiles  1.6%
   1,670   Fleetwood Enterprises, Inc. (a)<F78>                         20,624
                                                                    ----------

           Chemicals  3.1%
     816   Airgas, Inc.                                                 26,846
     630   Spartech Corp.                                               13,829
                                                                    ----------
                                                                        40,675
                                                                    ----------

           Commercial Banks  0.8%
     212   Westamerica Bancorporation                                   11,251
                                                                    ----------

           Commercial Services & Supplies  9.0%
     375   Administaff, Inc.                                            15,769
     517   Copart, Inc. (a)<F78>                                        11,922
   1,397   Corinthian Colleges, Inc. (a)<F78>                           16,457
     899   DeVry, Inc. (a)<F78>                                         17,980
   2,197   DiamondCluster International, Inc. (a)<F78>                  17,444
     738   Duratek Inc. (a)<F78>                                        11,018
     295   School Specialty, Inc. (a)<F78>                              10,750
   2,208   Service Corporation International                            18,061
                                                                    ----------
                                                                       119,401
                                                                    ----------

           Consumer Finance  0.8%
     318   The First Marblehead Corp.                                   10,449
                                                                    ----------

           Diversified Financial Services  1.7%
     636   GATX Corp.                                                   22,947
                                                                    ----------

           Electrical Equipment  5.4%
     477   Acuity Brands, Inc.                                          15,169
     352   AMETEK, Inc.                                                 14,974
   2,221   C&D Technologies, Inc.                                       16,924
   1,223   General Cable Corp. (a)<F78>                                 24,093
                                                                    ----------
                                                                        71,160
                                                                    ----------

           Electronic Equipment & Instruments  1.0%
     446   Cognex Corp.                                                 13,420
                                                                    ----------

           Energy Equipment & Services  5.8%
     658   Cal Dive International, Inc. (a)<F78>                        23,615
   1,486   Global Industries, Ltd. (a)<F78>                             16,866
   1,533   Hanover Compressor Co. (a)<F78>                              21,631
   1,476   Matrix Service Co. (a)<F78>                                  14,524
                                                                    ----------
                                                                        76,636
                                                                    ----------

           Food Products  2.4%
   1,420   Del Monte Foods Co.                                          14,811
     899   Lance, Inc.                                                  16,748
                                                                    ----------
                                                                        31,559
                                                                    ----------

           Health Care Equipment & Services  2.3%
   2,074   PSS World Medical, Inc. (a)<F78>                             30,778
                                                                    ----------

           Health Care Equipment & Supplies  1.5%
     585   PolyMedica Corp.                                             19,580
                                                                    ----------

           Health Care Providers & Services  6.9%
   1,634   Gentiva Health Services, Inc. (a)<F78>                       24,085
     487   LifePoint Hospitals, Inc. (a)<F78>                           18,263
     630   Rotech Healthcare Inc. (a)<F78>                              10,559
     624   Sunrise Senior Living, Inc. (a)<F78>                         21,035
     939   U.S. Physical Therapy, Inc. (a)<F78>                         17,343
                                                                    ----------
                                                                        91,285
                                                                    ----------

           Hotels, Restaurants & Leisure  2.5%
     657   California Pizza Kitchen, Inc. (a)<F78>                      21,004
     540   McCormick & Schmick's
             Seafood Restaurants, Inc. (a)<F78>                         12,210
                                                                    ----------
                                                                        33,214
                                                                    ----------

           Household Durables  3.0%
   2,162   Champion Enterprises, Inc. (a)<F78>                          29,446
     343   Jarden Corp. (a)<F78>                                        10,342
                                                                    ----------
                                                                        39,788
                                                                    ----------

           Insurance  1.6%
     521   Hanover Insurance Group Inc.                                 21,762
                                                                    ----------

           IT Services  3.1%
     870   Mantech International Corp. - Class A (a)<F78>               24,238
   1,257   The BISYS Group, Inc. (a)<F78>                               17,611
                                                                    ----------
                                                                        41,849
                                                                    ----------

           Machinery  6.1%
     584   Crane Co.                                                    20,598
     481   IDEX Corp.                                                   19,774
     665   Wabash National Corp.                                        12,668
   1,020   Wabtec Corp.                                                 27,438
                                                                    ----------
                                                                        80,478
                                                                    ----------

           Media  5.8%
     418   ADVO, Inc.                                                   11,779
     379   Arbitron Inc.                                                14,395
   1,420   Playboy Enterprises, Inc. (a)<F78>                           19,724
   1,236   The Reader's Digest Association, Inc.                        18,812
     731   Westwood One, Inc.                                           11,915
                                                                    ----------
                                                                        76,625
                                                                    ----------

           Metals & Mining  3.5%
     506   Commercial Metals Co.                                        18,996
     361   James River Coal Co. (a)<F78>                                13,790
     734   Worthington Industries, Inc.                                 14,100
                                                                    ----------
                                                                        46,886
                                                                    ----------

           Oil & Gas  3.1%
     697   Encore Acquisition Co. (a)<F78>                              22,332
     523   Remington Oil & Gas Corp. (a)<F78>                           19,089
                                                                    ----------
                                                                        41,421
                                                                    ----------

           Pharmaceuticals  3.8%
   1,232   K-V Pharmaceutical Co. - Class A (a)<F78>                    25,379
     794   Par Pharmaceutical Companies, Inc. (a)<F78>                  24,884
                                                                    ----------
                                                                        50,263
                                                                    ----------

           Real Estate  1.3%
     462   First Industrial Realty Trust, Inc.                          17,787
                                                                    ----------

           Semiconductor & Semiconductor Equipment  3.7%
   1,477   Integrated Device Technology, Inc. (a)<F78>                  19,467
   1,294   IXYS Corp. (a)<F78>                                          15,127
     344   Varian Semiconductor
             Equipment Associates, Inc. (a)<F78>                        15,112
                                                                    ----------
                                                                        49,706
                                                                    ----------

           Software  7.2%
     404   Avid Technology, Inc. (a)<F78>                               22,123
     518   FileNET Corp. (a)<F78>                                       13,390
     850   Internet Security Systems, Inc. (a)<F78>                     17,807
   1,020   Intervoice, Inc. (a)<F78>                                     8,119
     403   Kronos Inc. (a)<F78>                                         16,870
     782   Sybase, Inc. (a)<F78>                                        17,095
                                                                    ----------
                                                                        95,404
                                                                    ----------

           Specialty Retail  2.2%
   2,277   Casual Male Retail Group Inc. (a)<F78>                       13,958
     500   The Sports Authority, Inc. (a)<F78>                          15,565
                                                                    ----------
                                                                        29,523
                                                                    ----------
           TOTAL COMMON STOCKS
             (Cost $1,324,077)                                       1,309,861
                                                                    ----------

           SHORT TERM INVESTMENT  1.4%

           Investment Company  1.4%
  18,956   Fidelity Institutional Money Market Portfolio                18,956
                                                                    ----------

           TOTAL SHORT TERM INVESTMENT
             (Cost $18,956)                                             18,956
                                                                    ----------

           TOTAL INVESTMENTS  100.1%
             (Cost $1,343,033)                                       1,328,817

           Liabilities in Excess of Other Assets  (0.1)%                  (743)
                                                                    ----------

           TOTAL NET ASSETS  100.0%                                 $1,328,074
                                                                    ----------
                                                                    ----------

(a)<F78>   Non-Income Producing.

See notes to financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005 (Unaudited)

ASSETS:
Investments at value (cost $1,343,033)                              $1,328,817
Interest and dividend receivable                                           399
Other assets                                                             5,918
                                                                    ----------
Total assets                                                         1,335,134
                                                                    ----------

LIABILITIES:
Payable for investments purchased                                          905
Payable to Adviser                                                       2,758
Payable to Custodian                                                        38
Accrued expenses                                                         3,359
                                                                    ----------
Total liabilities                                                        7,060
                                                                    ----------
NET ASSETS                                                          $1,328,074
                                                                    ----------
                                                                    ----------

NET ASSETS CONSIST OF:
Paid in capital                                                     $1,342,768
Accumulated net investment loss                                           (125)
Accumulated net realized loss                                             (353)
Net unrealized depreciation on investments                             (14,216)
                                                                    ----------
NET ASSETS                                                          $1,328,074
                                                                    ----------
                                                                    ----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                                 134,277
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE           $9.89
                                                                         -----
                                                                         -----

See notes to financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF OPERATIONS

                                                            PERIOD ENDED
                                                     DECEMBER 31, 2005(1)<F79>
                                                            (UNAUDITED)
                                                     -------------------------
INVESTMENT INCOME:
Dividends                                                     $    354
Interest                                                            45
                                                              --------
                                                                   399
                                                              --------

EXPENSES:
Fund administration and accounting fees                            962
Audit fees                                                         936
Legal fees                                                         741
Investment advisory fees (Note 3)                                  476
Federal and state registration fees                                390
Shareholder servicing fees                                         390
Directors' fees and related expenses                               277
Reports to shareholders                                             91
Custody fees                                                        39
Other                                                              246
                                                              --------
Total expenses before waiver and reimbursement                   4,548
Waiver and reimbursement of expenses by Adviser (Note 3)        (4,024)
                                                              --------
Net expenses                                                       524
                                                              --------
NET INVESTMENT LOSS                                               (125)
                                                              --------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investments                                  (353)
Change in net unrealized
  appreciation/depreciation on investments                     (14,216)
                                                              --------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                          (14,569)
                                                              --------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                   $(14,694)
                                                              --------
                                                              --------

(1)<F79>   Commenced operations on December 16, 2005.

See notes to financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF CHANGES IN NET ASSETS

                                                            PERIOD ENDED
                                                     DECEMBER 31, 2005(1)<F80>
                                                            (UNAUDITED)
                                                     -------------------------
OPERATIONS:
Net investment loss                                          $     (125)
Net realized loss on investments                                   (353)
Change in net unrealized
  appreciation/depreciation on investments                      (14,216)
                                                             ----------
Net decrease in net assets
  resulting from operations                                     (14,694)
                                                             ----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                   1,342,768
                                                             ----------
Net increase in net assets resulting
  from capital share transactions                             1,342,768
                                                             ----------

TOTAL INCREASE IN NET ASSETS                                  1,328,074
                                                             ----------

NET ASSETS:
Beginning of period                                                  --
                                                             ----------
End of period
  (includes accumulated net investment loss of $(125))       $1,328,074
                                                             ----------
                                                             ----------

(1)<F80>   Commenced operations on December 16, 2005.

See notes to financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED
                                                            DECEMBER 31, 2005
                                                           (UNAUDITED)(1)<F81>
                                                           -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                            $10.00

LOSS FROM
  INVESTMENT OPERATIONS:
Net investment loss                                                  --(5)<F85>
Net realized and unrealized
  loss on investments                                             (0.11)
                                                                 ------
TOTAL LOSS FROM
  INVESTMENT OPERATIONS                                           (0.11)
                                                                 ------

NET ASSET VALUE, END OF PERIOD                                   $ 9.89
                                                                 ------
                                                                 ------

TOTAL RETURN(2)<F82>                                            (1.10)%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                         $1,328
Ratio of expenses to average net assets(3)<F83>(4)<F84>           1.10%
Ratio of net investment loss
  to average net assets(3)<F83>(4)<F84>                         (0.26)%
Portfolio turnover rate(2)<F82>                                      1%

(1)<F81>   Commenced operations on December 16, 2005.
(2)<F82>   Not annualized for periods less than a full year.
(3)<F83> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 9.56% and the ratio of net investment loss to average net assets would have been (8.72)% for the period ended December 31, 2005.
(4)<F84>   Annualized.
(5)<F85>   Less than $(0.01) per share.

See notes to financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2005 (Unaudited)

(1)  ORGANIZATION

     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of six series: the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund, the Frontegra IronBridge Small Cap Fund (formerly Frontegra Horizon Fund), the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund (the "Funds"). The Frontegra Total Return Bond and Investment Grade Bond Funds seek a high level of total return, consistent with the preservation of capital. The investment objective of the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund is capital appreciation. The Frontegra Total Return Bond and Investment Grade Bond Funds, sub-advised by Reams Asset Management Company, LLC ("Reams"), commenced operations on November 25, 1996 and February 23, 2001, respectively. The Frontegra IronBridge Small Cap and IronBridge SMID Funds, sub-advised by IronBridge Capital Management, L.P. ("IronBridge"), commenced operations on August 30, 2002 and December 31, 2004, respectively. The Frontegra New Star International Equity Fund, sub-advised by New Star Institutional Managers Limited ("New Star"), commenced operations on January 8, 2004. The Frontegra Netols Small Cap Value Fund, sub-advised by Netols Asset Management, Inc. ("Netols"), commenced operations on December 16, 2005.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     (a)  Investment Valuation

          Securities are stated at value. Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. With respect to all Funds, all equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Shares of underlying mutual funds are valued at their respective NAVs. Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using a fair valuation pricing service approved by the Board of Directors. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, IronBridge, New Star and Netols, pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes

          Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

     (c)  Distributions to Shareholders

          Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond and Frontegra Investment Grade Bond Funds and at least annually for the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund. Distributions of net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

          The tax character of distributions paid during the periods ended December 31, 2005 and June 30, 2005 were as follows:

                                                    PERIOD ENDED                  PERIOD ENDED
                                                  DECEMBER 31, 2005              JUNE 30, 2005
                                              -------------------------    --------------------------
                                              ORDINARY      LONG-TERM      ORDINARY       LONG-TERM
                                               INCOME     CAPITAL GAINS     INCOME      CAPITAL GAINS
                                              --------    -------------    --------     -------------
          Frontegra Total
            Return Bond Fund                 $9,542,444     $        0    $12,228,787     $        0
          Frontegra Investment
            Grade Bond Fund                   1,918,351              0      5,080,954              0
          Frontegra IronBridge
            Small Cap Fund                    1,464,976      2,293,747     10,670,988      3,797,940
          Frontegra IronBridge
            SMIDFund(1)<F86>                    201,965              0              0              0
          Frontegra New Star
            International Equity Fund         3,121,217        204,555        396,689              0
          Frontegra Netols
            Small Cap Value Fund(2)<F87>              0              0            N/A            N/A

      (1)<F86>  Commenced operations on December 31, 2004.
      (2)<F87>  Commenced operations on December 16, 2005.Frontegra Funds

          As of June 30, 2005, the components of accumulated earnings (losses) for income tax purposes were as follows:

                                                          FRONTEGRA          FRONTEGRA                            FRONTEGRA
                                       FRONTEGRA          INVESTMENT        IRONBRIDGE          FRONTEGRA          NEW STAR
                                      TOTAL RETURN          GRADE            SMALL CAP         IRONBRIDGE       INTERNATIONAL
                                       BOND FUND          BOND FUND            FUND             SMID FUND        EQUITY FUND
                                      ------------        ----------        ----------         ----------       -------------
     Cost basis of investments
       for federal income
       tax purposes                   $389,314,475      $122,256,317       $287,509,975        $40,689,609       $125,282,837
                                      ------------      ------------       ------------        -----------       ------------
                                      ------------      ------------       ------------        -----------       ------------
     Gross tax
       unrealized appreciation        $  1,684,674      $    307,688       $ 52,003,765        $ 2,312,749       $  8,564,897
     Gross tax
       unrealized depreciation          (1,940,985)         (585,127)       (16,736,767)        (1,280,925)        (3,561,263)
                                      ------------      ------------       ------------        -----------       ------------
     Net tax unrealized
       appreciation
       (depreciation)                     (256,311)         (277,439)        35,266,998          1,031,824          5,003,634
                                      ------------      ------------       ------------        -----------       ------------
                                      ------------      ------------       ------------        -----------       ------------
     Undistributed
       ordinary income                   4,761,027           561,406                 --            110,269          2,601,837
     Undistributed
       long-term capital gain                   --                --                 --                 --            175,714
                                      ------------      ------------       ------------        -----------       ------------
     Total distributable earnings        4,761,027           561,406                 --            110,269          2,777,551
                                      ------------      ------------       ------------        -----------       ------------
                                      ------------      ------------       ------------        -----------       ------------
     Other accumulated losses             (105,460)         (187,700)        (1,061,417)          (620,089)          (265,907)
                                      ------------      ------------       ------------        -----------       ------------
     Total accumulated earnings       $  4,399,256      $     96,267       $ 34,205,581        $   522,004       $  7,515,278
                                      ------------      ------------       ------------        -----------       ------------
                                      ------------      ------------       ------------        -----------       ------------

          The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, outstanding premium and returns of capital on REIT investments.

     (d)  When-Issued Securities

          The Frontegra Total Return Bond and Investment Grade Bond Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds will maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

     (e)  Mortgage Dollar Rolls

          The Frontegra Total Return Bond and Investment Grade Bond Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

     (f)  Futures Contracts

          Each Fund may enter into futures contracts, including index and interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

          The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; 2) the possible absence of a liquid secondary market for any particular instrument at any time.

     (g)  Credit Default Swaps

          The Total Return Bond and Investment Grade Bond Funds may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by a Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the "notional" amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default.

          A Fund may be either the buyer or seller in the transaction. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Until a credit default swap agreement is closed, the gain or loss on the notional amount in addition to the interest paid or received by a Fund on the notional amount is recorded as unrealized gains or losses on swaps and when the agreement is closed, the gain or loss is recorded as realized gains or losses on swaps.

          Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.
          As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

     (h)  Foreign Currency Translation

          Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

     (i)  Other

          Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Expenses attributable to the Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER

     Each of the Funds has entered into an agreement with Frontegra Asset Management, Inc. (the "Adviser"), with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

     The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 22, 2005, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.20% of the Fund's average daily net assets. This expense cap agreement will continue in effect until January 31, 2006 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra Investment Grade Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 22, 2005, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.20% of the Fund's average daily net assets. This expense cap agreement will continue in effect until January 31, 2006 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra IronBridge Small Cap Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 22, 2005, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.10% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2006 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra IronBridge SMID Fund will pay the Adviser a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 22, 2005, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.95% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2006 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra New Star International Equity Fund will pay the Adviser a monthly fee at the annual rate of 0.95% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 22, 2005, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.75% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2006 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra Netols Small Cap Value Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 22, 2005, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.10% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2006 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     Any waivers or reimbursements are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

     The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

                                                   FRONTEGRA                       FRONTEGRA       FRONTEGRA
               FRONTEGRA          FRONTEGRA        IRONBRIDGE     FRONTEGRA        NEW STAR         NETOLS
              TOTAL RETURN    INVESTMENT GRADE     SMALL CAP      IRONBRIDGE     INTERNATIONAL     SMALL CAP
               BOND FUND          BOND FUND           FUND        SMID FUND       EQUITY FUND     VALUE FUND
              ------------    ----------------     ----------     ----------     -------------    ----------
     2006       $271,055           $216,003          $81,538             --              --             --
     2007       $287,901           $246,053         $125,562             --         $89,001             --
     2008       $320,062           $245,625          $32,371        $66,381        $293,414             --
     2009       $474,470           $210,631               --        $48,945        $420,612         $4,024

(4)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Frontegra Total Return Bond Fund were as follows:

                                           SIX MONTHS ENDED      YEAR ENDED
                                          DECEMBER 31, 2005    JUNE 30, 2005
                                          -----------------    -------------
     Shares sold                                211,129           1,389,449
     Shares issued to holders in
     reinvestment of distributions              293,267             371,085
     Shares redeemed                           (234,879)         (3,078,689)
                                               --------          ----------
     Net increase (decrease)
       in shares outstanding                    269,517          (1,318,155)
                                               --------          ----------
                                               --------          ----------

     Transactions in shares of the Frontegra Investment Grade Bond Fund were as follows:

                                           SIX MONTHS ENDED      YEAR ENDED
                                          DECEMBER 31, 2005    JUNE 30, 2005
                                          -----------------    -------------

     Shares sold                                621,661             763,992
     Shares issued to holders in
     reinvestment of distributions              114,184             330,876
     Shares redeemed                           (213,466)         (3,988,305)
                                               --------          ----------
     Net increase (decrease)
       in shares outstanding                    522,379          (2,893,437)
                                               --------          ----------
                                               --------          ----------

     Transactions in shares of the Frontegra IronBridge Small Cap Fund were as follows:

                                           SIX MONTHS ENDED      YEAR ENDED
                                          DECEMBER 31, 2005    JUNE 30, 2005
                                          -----------------    -------------
     Shares sold                              3,004,595          10,879,301
     Shares issued to holders in
     reinvestment of distributions              210,453             819,321
     Shares redeemed                           (935,078)         (1,095,395)
                                              ---------          ----------
     Net increase in shares outstanding       2,279,970          10,603,227
                                              ---------          ----------
                                              ---------          ----------

     Transaction in shares of the Frontegra IronBridge SMID Fund were as follows:

                                       SIX MONTHS ENDED        PERIOD ENDED
                                       DECEMBER 31, 2005  JUNE 30, 2005(1)<F88>
                                       -----------------  ---------------------
     Shares sold                           2,717,142            4,185,493
     Shares issued to holders in
     reinvestment of distributions            15,123                   --
     Shares redeemed                        (143,086)             (23,304)
                                           ---------            ---------
     Net increase in shares outstanding    2,589,179            4,162,189
                                           ---------            ---------
                                           ---------            ---------

     (1)<F88>  Commenced operations on December 31, 2004.

     Transaction in shares of the Frontegra New Star International Equity Fund were as follows:

                                           SIX MONTHS ENDED      YEAR ENDED
                                          DECEMBER 31, 2005    JUNE 30, 2005
                                          -----------------    -------------
     Shares sold                             16,945,121          11,306,626
     Shares issued to holders in
     reinvestment of distributions              235,847              35,532
     Shares redeemed                           (146,709)           (127,177)
                                             ----------          ----------
     Net increase in shares outstanding      17,034,259          11,214,981
                                             ----------          ----------
                                             ----------          ----------

     Transaction in shares of the Frontegra Netols Small Cap Value Fund were as follows:

                                                      PERIOD ENDED
                                               DECEMBER 31, 2005(1)<F89>
                                               -------------------------
     Shares sold                                        134,277
                                                        -------
     Net increase in shares outstanding                 134,277
                                                        -------
                                                        -------

     (1)<F89>  Commenced operations on December 16, 2005.

(5)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the period ended December 31, 2005 are summarized below:

                                    FRONTEGRA       FRONTEGRA                         FRONTEGRA         FRONTEGRA
                    FRONTEGRA       INVESTMENT     IRONBRIDGE        FRONTEGRA         NEW STAR          NETOLS
                   TOTAL RETURN       GRADE         SMALL CAP       IRONBRIDGE      INTERNATIONAL       SMALL CAP
                    BOND FUND       BOND FUND         FUND           SMID FUND       EQUITY FUND       VALUE FUND
                   ------------     ----------     ----------       ----------      -------------      ----------
     Purchases     $816,084,969   $233,676,138    $134,747,508      $54,908,887     $252,260,245       $1,328,308
     Sales         $831,174,091   $237,148,685     $99,109,975      $27,374,197      $54,601,721           $3,878

     Purchases and sales of long-term U.S. government securities for the Frontegra Total Return Bond Fund were $898,568,432 and $877,318,265, respectively. Purchases and sales of long-term U.S. government securities for the Frontegra Investment Grade Bond Fund were $269,800,220 and $263,116,968, respectively.

     There were no purchases or sales of long-term U.S. government securities for the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund or the Frontegra Netols Small Cap Value Fund.

     The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2005 there were no capital loss carryforwards for any of the Funds.

     At June 30, 2005 the Frontegra Investment Grade Bond, IronBridge Small Cap, IronBridge SMID and New Star International Equity Funds had post-October capital losses of $168,013, $1,061,417, $620,089 and $236,899, respectively.

(6)  DIRECTORS FEES

     The Independent Directors of the Funds were paid $15,000 in director fees during the six months ended December 31, 2005. The Interested Director did not receive any remuneration from the Funds.

BOARD OF DIRECTORS' APPROVAL OF THE ADVISORY AGREEMENT

The Board of Directors of Frontegra Funds, Inc. (the "Company") met on August 22, 2005 to consider the annual renewal of the investment advisory agreement (the "Advisory Agreement") with Frontegra Asset Management, Inc. (the "Adviser") and the sub-advisory agreements (each, a "Sub-advisory Agreement") for each of the following portfolios of the Company:

   o   Frontegra Total Return Bond Fund ("Total Return Bond Fund");

   o   Frontegra Investment Grade Bond Fund ("Investment Grade Bond Fund");

   o   Frontegra IronBridge Small Cap Fund ("IronBridge Small Cap Fund");

   o   Frontegra IronBridge SMID Fund ("IronBridge SMID Fund"); and

   o   Frontegra New Star International Equity Fund ("International Equity
       Fund").

When the Board of Directors reviewed the Advisory Agreement on August 22, 2005, the Board was provided materials relevant to its consideration of the agreement, such as the Adviser's Form ADV and Code of Ethics and information regarding the Adviser's compliance program, personnel and financial condition. The Board also reviewed the fee that would be payable by each Fund under the Advisory Agreement, the proposed expense cap agreements between the Company and the Adviser on behalf of each Fund and comparative fee and expense information provided by an independent third party. The Board was also provided with the Adviser's responses to a detailed request submitted by the Funds' legal counsel on behalf of the Directors who are not affiliated with the Company or the Adviser (the "Independent Directors").

In approving the Advisory Agreement, the Directors considered the following factors and made the following conclusions:

o Nature, extent and quality of the services to be provided. The Board considered the Adviser's background and services it provides to the Funds and their shareholders. The Board discussed the fact that the Adviser had chosen each Fund's investment strategy and had selected the sub-advisers to make the day-to-day investment decisions for the Funds. The Board noted that the Adviser has almost 10 years of experience in hiring and supervising sub-advisers to portfolios in the Frontegra family of funds. The Board discussed the Adviser's responsibilities for overseeing the sub-advisers and for monitoring each Fund's compliance with applicable requirements under the securities laws. The Board concluded that the range of services to be provided by the Adviser was appropriate and that the Adviser was qualified to provide such services.

o Performance record of the Funds. As described in more detail under "Board of Directors' Approval of Sub-advisory Agreements," the Board reviewed each Fund's performance record for the period ended June 30, 2005. The Board noted that out of the four Funds that have been in existence for a period of one year or more, one of the Funds had outperformed its benchmark index for the past one- and three-year periods and had slightly underperformed its benchmark for the five-year period, one of the Funds had slightly underperformed its benchmark for the one- and three-year periods and the remaining two Funds had modestly underperformed their benchmarks for the one-year period. The Board concluded that the Adviser has developed the necessary expertise and resources in selecting and managing qualified sub-advisers to provide investment advisory services to the Funds in accordance with each Fund's investment objective and strategy.

o Advisory fees. The Board compared each Fund's contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group. The Board noted that each Fund's advisory fee and total expense ratio, after giving effect to the contractual expense cap agreements, were competitive with those of comparable funds. The Board further noted that with respect to four of the Funds, the total expense ratio was in the first quartile (the quartile with the lowest expense ratio) compared to other comparable mutual funds and the total expense ratio for the remaining Fund was in the second quartile. The Board concluded that the advisory fee to be paid by each Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

o Costs and profitability. The Board reviewed information concerning the Adviser's financial condition, costs and profitability. The Board also considered the fact that the Adviser had renewed contractual expense cap agreements on behalf of the Funds. The Board concluded that the Adviser's current level of profitability was reasonable considering the quality of management and the fact that the Adviser was waiving its fees and/or reimbursing expenses for most of the Funds.

o Economies of scale. The Board considered whether there may be economies of scale in the management of each Fund if its assets were to increase significantly. However, the Board concluded that the assets of the Funds were not likely to increase to such an extent that there would be meaningful economies of scale realized in the management of Funds, particularly in light of the expense cap agreements in place between the Adviser and each Fund.

o Benefits to the Adviser. The Board considered information presented regarding any benefits to the Adviser or its affiliates from serving as adviser to the Funds (in addition to the advisory fee). The Board noted that the Adviser's affiliate, Frontier Partners, Inc. ("Frontier"), provides consulting services to, and is compensated by, the sub-advisers. However, the Board determined that the Adviser's services to the Funds would not be compromised by this potential conflict of interest.

On the basis of its review of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of each Fund's shareholders.

On August 22, 2005, the Board also considered the approval of the Advisory Agreement and a sub-advisory agreement with respect to a new portfolio of the Company, the Frontegra Netols Small Cap Value Fund (the "Netols Small Cap Value Fund").

When the Board of Directors reviewed the Advisory Agreement on August 22, 2005, the Board was provided materials relevant to its consideration of the agreement, such as the Adviser's Form ADV and Code of Ethics and information regarding the Adviser's compliance program, organizational structure and financial condition. The Board also reviewed the fee that would be payable by the Fund under the Advisory Agreement, the proposed expense cap between the Fund and the Adviser and comparative fee and expense information provided by an independent third party.

In approving the Advisory Agreement, the Directors considered the following factors and made the following conclusions:

o Nature, extent and quality of the services to be provided. The Board considered the Adviser's background and services it would provide to the Fund and its shareholders. The Board discussed the fact that the Adviser had chosen the Fund's investment strategy and had selected Netols Asset Management, Inc. ("Netols"), a small-cap value manager, to make the day-to-day investment decisions for the Fund. The Board noted that the Adviser has almost 10 years of experience in hiring and supervising sub-advisers to other portfolios in the Frontegra family of funds. The Board discussed the Adviser's responsibilities for overseeing Netols as sub-adviser to the Fund and for monitoring the Fund's compliance with applicable requirements under the securities laws. The Board concluded that the range of services to be provided by the Adviser was appropriate.

o Proposed fees. The Board compared the Fund's contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group. The Board noted that although the Fund's advisory fee and total expense ratio, after giving effect to the proposed expense cap agreement, were slightly above the industry average, the advisory fee and total expense ratio are competitive with those of comparable funds. The Board also considered the Fund's total expense ratio before giving effect to the proposed expense cap agreement, but did not receive information comparing such expenses to those of comparable funds in light of the proposed expense cap agreement. The Board concluded that the proposed fee to be paid by the Fund to the Adviser was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

o Costs and profitability. The Adviser did not provide any specific information regarding the costs of services to be provided or the profits they might realize because the Fund had not yet commenced operations.

o Economies of scale. Because the Fund had not yet commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund's assets.

o Benefits to the Adviser. The Board considered information presented regarding any benefits to the Adviser or its affiliates from serving as adviser to the Fund (in addition to the advisory fee). The Board noted that the Adviser's affiliate, Frontier, provides consulting services to, and is compensated by, Netols. However, the Board determined that the Adviser's services to the Fund would not be compromised by this potential conflict of interest.

BOARD OF DIRECTORS' APPROVAL OF SUB-ADVISORY AGREEMENTS

TOTAL RETURN BOND AND INVESTMENT GRADE BOND FUNDS
-------------------------------------------------

The Board of Directors reviewed the Sub-advisory Agreement between the Adviser and Reams Asset Management Company, LLC ("Reams") on behalf of the Total Return Bond Fund and the Investment Grade Bond Fund on August 22, 2005. At that time, the Board was provided materials relevant to its consideration of the agreement, such as Reams' Form ADV and Code of Ethics and information regarding Reams' investment strategy, trading procedures, compliance program, personnel and financial condition. The Board also reviewed Reams' responses to a detailed request submitted by the Funds' legal counsel on behalf of the Independent Directors.

In approving the Sub-advisory Agreement between the Adviser and Reams, the Directors considered the following factors and made the following conclusions:

o Nature, extent and quality of the services to be provided. The Board's analysis of the nature, extent and quality of Reams' services to the Funds took into account knowledge gained from Reams' presentations to the Board at meetings throughout the year. The Board reviewed and considered Reams' investment strategy, experience as a fixed income manager, key personnel involved in providing investment management services to the Funds and financial condition. The Board also considered services provided by Reams under the Sub-advisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to each Fund's investment restrictions and assisting with the Funds' compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by Reams to each Fund was appropriate and that the Funds were likely to continue to benefit from services provided by Reams under the Sub-advisory Agreement.

o Investment performance of the Funds. The Board reviewed the performance record of the Funds. It noted that the Total Return Bond Fund had outperformed its benchmark index for the one and three-year periods and had slightly underperformed its benchmark index for the five-year period ended June 30, 2005, while the Investment Grade Bond Fund had slightly underperformed its benchmark index for the one- and three-year periods ended June 30, 2005. The Board also considered Reams' quarterly portfolio commentary and review of each Fund's performance, including discussions of the reasons for the Funds' underperformance during certain periods. The Board concluded that Reams would continue to provide a high level of sub-advisory services to the Funds.

o Sub-advisory fees. The Board reviewed and considered the sub-advisory fees payable by the Adviser to Reams under the Sub-advisory Agreement. The Board determined that the sub-advisory fee payable with respect to each Fund was appropriate in light of the Fund's investment style and in comparison to fees paid by separate account and other mutual fund clients of Reams managed in the same style as the Funds. In evaluating the sub-advisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by each Fund is not directly affected by the sub-advisory fee.

o Costs and profitability. The Board did not consider the cost of services provided by Reams or the profitability to Reams from its relationship with the Funds because it did not view these factors as relevant given that the sub-advisory fee is paid by the Adviser.

o Economies of scale. Because the sub-advisory fee is not paid by the Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

o Benefits to Reams. The Board considered information presented regarding any benefits to Reams from serving as sub-adviser to the Funds (in addition to the sub-advisory fee). The Board noted that Reams does not participate in soft dollar arrangements with respect to fixed income transactions. The Board also noted that Reams receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board of Directors found that the terms of the Sub-advisory Agreement with Reams were fair and reasonable and in the best interest of each Fund's shareholders.

IRONBRIDGE SMALL CAP AND SMID FUNDS
-----------------------------------

The Board of Directors reviewed the Sub-advisory Agreement between the Adviser and IronBridge Capital Management L.P. ("IronBridge") on behalf of the IronBridge Small Cap and IronBridge SMID Funds on August 22, 2005. At that time, the Board was provided materials relevant to its consideration of the agreement, such as IronBridge's Form ADV and Code of Ethics and information regarding IronBridge's compliance program, investment strategy, trading procedures, personnel and financial condition. The Board also reviewed IronBridge's responses to a detailed request submitted by the Funds' legal counsel on behalf of the Independent Directors.

In approving the Sub-advisory Agreement between the Adviser and IronBridge, the Directors considered the following factors and made the following conclusions:

o Nature, extent and quality of the services provided. The Board's analysis of the nature, extent and quality of IronBridge's services to the Funds took into account knowledge gained from IronBridge's presentations to the Board at meetings throughout the year. The Board reviewed and considered IronBridge's proprietary investment style, key personnel involved in providing investment management services to the Funds and financial condition. The Board also considered services provided by IronBridge under the Sub-advisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to each Fund's investment restrictions and assisting with the Funds' compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by IronBridge to each Fund was appropriate and that the Funds were likely to continue to benefit from services provided by IronBridge under the Sub-advisory Agreement.

o Investment performance of the Funds. The Board reviewed the performance record of the Funds. It noted that the IronBridge Small Cap Fund had slightly underperformed its benchmark index for the one-year period ended June 30, 2005. The Board also considered IronBridge's quarterly portfolio commentary and review of the Fund's performance, including discussions of the reasons for the IronBridge Small Cap Fund's underperformance during certain periods. The Board noted that the Fund had outperformed its benchmark over the most recent three-month period. The Board determined that the performance of the IronBridge SMID Fund was acceptable given its limited operating history. The Board also compared each Fund's performance for the period ended June 30, 2005 to the performance for the corresponding composite of IronBridge's separate account clients. The Board concluded that IronBridge would continue to provide a high level of sub-advisory services to the Funds.

o Sub-advisory fees. The Board reviewed and considered the sub-advisory fees payable by the Adviser to IronBridge under the Sub-advisory Agreement. The Board determined that the sub-advisory fee payable with respect to each Fund was appropriate in light of the Fund's investment style. In evaluating the sub-advisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by each Fund is not directly affected by the sub-advisory fee.

o Costs and profitability. The Board did not consider the cost of services provided by IronBridge or the profitability to IronBridge from its relationship with the Funds because it did not view these factors as relevant given that the sub-advisory fee is paid by the Adviser.

o Economies of scale. Because the sub-advisory fee is not paid by the Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

o Benefits to IronBridge. The Board considered information presented regarding any benefits to IronBridge from serving as sub-adviser to the Funds (in addition to the sub-advisory fee). The Board noted that IronBridge does not use Fund brokerage to obtain non-execution services. The Board also noted that IronBridge receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board of Directors found that the terms of the Sub-advisory Agreement with IronBridge were fair and reasonable and in the best interest of each Fund's shareholders.

NEW STAR INTERNATIONAL EQUITY FUND
----------------------------------

The Board of Directors reviewed the Sub-advisory Agreement between the Adviser and New Star Institutional Managers Limited ("New Star") on behalf of the New Star International Equity Fund on August 22, 2005. At that time, the Board was provided materials relevant to its consideration of the agreement, such as New Star's Form ADV and Code of Ethics and information regarding New Star's compliance program, investment strategy, trading procedures, personnel and financial condition. The Board also reviewed New Star's responses to a detailed request submitted by the Fund's legal counsel on behalf of the Independent Directors.

In approving the Sub-advisory Agreement between the Adviser and New Star regarding the International Equity Fund, the Directors considered the following factors and made the following conclusions:

o Nature, extent and quality of the services provided. The Board's analysis of the nature, extent and quality of New Star's services to the Fund took into account knowledge gained from New Star's presentations to the Board at meetings throughout the year. The Board reviewed and considered New Star's non-US equity (EAFE) investment strategy and experience as an international manager, key personnel involved in providing investment management services to the Fund and financial condition. The Board also considered services provided by New Star under the Sub-advisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions and assisting with the Fund's compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by New Star to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided by New Star under the Sub-advisory Agreement.

o Investment performance of New Star. The Board reviewed the performance record of the International Equity Fund and noted that the Fund had somewhat underperformed its benchmark index for the one-year period ended June 30, 2005. The Board also considered New Star's quarterly portfolio commentary and review of the Fund's performance, including discussions of the reasons for the Fund's underperformance during this period. The Board also compared the Fund's recent performance to the performance of New Star's composite of other accounts managed in the EAFE style. The Board concluded that the Fund's performance was satisfactory in light of its limited operating history and that New Star would continue to provide a high level of sub-advisory services to the Fund.

o Sub-advisory fees. The Board reviewed and considered the sub-advisory fee payable by the Adviser to New Star under the Sub-advisory Agreement, as amended. The Board also reviewed information regarding New Star's fee structures for other institutional clients. The Board determined that the sub-advisory fee was appropriate. In evaluating the sub-advisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by each Fund is not directly affected by the sub-advisory fee.

o Costs and profitability. The Board did not consider the cost of services provided by New Star under the Sub-advisory Agreement or the profitability to New Star from its relationship with the International Equity Fund because it did not view these factors as relevant given that the sub-advisory fee is paid by the Adviser.

o Economies of scale. Because the sub-advisory fee is not paid by the International Equity Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

o Benefits to New Star. The Board considered information presented regarding any benefits to New Star from serving as sub-adviser to the International Equity Fund (in addition to the sub-advisory fee). New Star provided information to the Board regarding its policies for the use of soft dollar commissions. The Board also noted that New Star receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board of Directors found that the terms of the Sub-advisory Agreement with New Star were fair and reasonable and in the best interest of the International Equity Fund's shareholders.

NETOLS SMALL CAP VALUE FUND
---------------------------

The Board of Directors reviewed the Sub-advisory Agreement between the Adviser and Netols on behalf of the Netols Small Cap Value Fund on August 22, 2005. At that time, the Board was provided materials relevant to its consideration of the agreement, such as Netols' Form ADV and Code of Ethics and information regarding Netols' compliance program, investment strategy, trading procedures, personnel and financial condition.

In approving the Sub-advisory Agreement between the Adviser and Netols regarding the Netols Small Cap Value Fund, the Directors considered the following factors and made the following conclusions:

In approving the Subadvisory Agreement, the Directors considered the following factors and made the following conclusions:

o Nature, extent and quality of the services to be provided. The Board considered Netols' background as a small-cap value manager. The Board reviewed information regarding Netols' investment program and noted that Jeffrey Netols, the proposed portfolio manager for the Fund, has over 20 years' experience in small-cap value investing. The Board also determined that the Fund was likely to benefit from the fact that Netols' single focus is small-cap value investing.

o Investment performance of Netols. The Board reviewed historical performance data for Netols' small cap value composite of private accounts and noted that it was better than its benchmark, the Russell 2000 Value Index, on a gross of fees basis for the period October 1, 2000 through December 31, 2004. The Board concluded that Netols appeared to have an effective small-cap value investment process.

o Proposed fee. The Board determined that the proposed sub-advisory fee was appropriate in light of the Fund's investment style and in comparison to the fees paid by other advisory clients of Netols. In evaluating the sub-advisory fee, the Board noted that the fee is paid by the Adviser and that therefore the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fee.

o Costs and profitability. Netols did not provide any specific information regarding the costs of services to be provided or the profits they might realize because the Fund had not yet commenced operations.

o Economies of scale. Because the sub-advisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as Fund assets increase.

o Benefits to Netols. The Board considered information presented regarding any benefits to Netols from serving as sub-adviser to the Fund (in addition to the sub-advisory fee). Netols provided information to the Board regarding its policies for the use of soft dollar commissions. The Board also noted that Netols receives consulting services from Frontier, an affiliate of the Adviser.

On the basis of its review of the foregoing information, the Board of Directors found that the terms of the Sub-advisory Agreement with Netols were fair and reasonable and in the best interest of the Netols Small Cap Value Fund's shareholders.

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, sub-adviser and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser's, sub-advisers' or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc., the Funds' investment adviser (the "Adviser"), the authority to vote proxies. The proxy voting policies permit the Adviser to delegate its authority to vote proxies to each Fund's subadviser. A description of the Frontegra Funds proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant's Co-Presidents and Treasurer have concluded that the disclosure controls and procedures are effective.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a)  (1) Code of Ethics.  Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Frontegra Funds, Inc.

     By:  /s/ William D. Forsyth III
          ----------------------------------------
          William D. Forsyth III, Co-President
          (Principal Executive Officer)

     Date:   March 7, 2006
           ---------------------------------------
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By:  /s/ Thomas J. Holmberg
          ----------------------------------------
          Thomas J. Holmberg, Jr., Co-President
          (Principal Executive Officer)

     Date:   March 7, 2006
           ---------------------------------------

     By:  /s/ William D. Forsyth III
          --------------------------------------------------
          William D. Forsyth III, Co-President and Treasurer
          (Principal Executive and Financial Officer)

     Date:   March 7, 2006
           ---------------------------------------